Table of Contents

President's Letter.....................................................1
Capital Appreciation Funds:
Investment Review......................................................3
Portfolios of Investments:
 Aetna Growth Fund.....................................................17
 Aetna International Fund..............................................19
 Aetna Mid Cap Fund....................................................21
 Aetna Small Company Fund..............................................23
 Aetna Value Opportunity Fund..........................................25
Statements of Assets and Liabilities...................................26
Statements of Operations...............................................28
Statements of Changes in Net Assets....................................30
Notes to Financial Statements..........................................38
Additional Information.................................................45
Financial Highlights...................................................47
Independent Auditors' Report...........................................62
Growth and Income Funds:
Investment Review......................................................63
Portfolios of Investments:
 Aetna Balanced Fund...................................................73
 Aetna Growth and Income Fund..........................................82
 Aetna Real Estate Securities Fund.....................................90
Statements of Assets and Liabilities...................................91
Statements of Operations...............................................93
Statements of Changes in Net Assets....................................94
Notes to Financial Statements..........................................99
Additional Information.................................................108
Financial Highlights...................................................109
Independent Auditors' Report...........................................118
Income Funds:
Investment Review......................................................119
Portfolios of Investments:
 Aetna Bond Fund.......................................................128
 Aetna Government Fund.................................................130
 Aetna High Yield Fund.................................................131
 Aetna Money Market Fund...............................................133
Statements of Assets and Liabilities...................................136
Statements of Operations...............................................138
Statements of Changes in Net Assets....................................140
Notes to Financial Statements..........................................148
Additional Information.................................................153
Financial Highlights...................................................154
Independent Auditors' Report...........................................166

                               President's Letter


Dear Fellow Shareholder,

First, thank you for investing in Aetna Series Fund, Inc. Since you have hundreds of other investment options from which to choose, we truly appreciate the confidence you've placed in us to help you reach your investment goals. It's a trust we are honored by and appreciate. While the enclosed annual report will give you a detailed review of the funds you have chosen, I'd like to share a few observations about the market in general and some specific news about the Aetna Series Fund and its adviser, Aeltus Investment Management, Inc.

The past twelve months have been memorable for both the stock market and the U.S. economy overall. It was a year of ups and downs in the market, with a record high in July, followed by a severe correction during the third quarter. Market volatility achieved and sustained levels not seen since the aftershocks of the Crash of '87. Despite this volatility, there was plenty of good news. The American economy was generally healthy, with low interest and inflation rates, the federal budget deficit whittled away, and unemployment falling to the lowest levels registered in many years. In addition, wages continued to grow, and consumer confidence held steady. All of these positive factors have allowed the U.S. stock market to recoup much of the ground lost during the correction, despite ongoing economic problems in Asia, Russia and Latin America.

With so much happening "on the Street", the past year was also an exciting and productive time for Aeltus and the Aetna Series Fund. In February we launched seven new funds and introduced Class A and Class I shares, replacing the old Adviser and Select classes. Then, on June 30, we introduced Class C shares, offering a third investment option.

We also improved service to our shareholders. On July 4, the Aetna Series Fund began a relationship with a new transfer agent, First Data Corporation, one of the most prominent in the mutual fund industry, offering us increased ability to respond to your evolving needs by adding new services in the future. In addition, we introduced a reformatted consolidated statement that is easier to read, provides helpful graphic illustrations and also reports distribution summaries. Shareholders received the new statement at the end of the third calendar quarter, and feedback has been positive. Our web site, WWW.AETNAFUNDS.COM, was up and running in September. I invite you to use it to get instant information about our funds, profiles on Aeltus portfolio managers and updates on market developments.

In addition, we have been actively assessing and updating Aeltus' computer systems with respect to "Year 2000" dating issues so they will be able to perform their intended functions adequately after 1999. We look forward to complete remediation and testing of all relevant systems by mid-1999.

Today, with almost $46 billion in assets under management, Aeltus is one of the country's largest investment management firms. This leading position is important to investors, because it represents the kind of size and strength that will allow us to continue refining our existing investment management services and products, adding new ones, and growing our staff to serve valued customers like you.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management, Inc. We look forward to a mutually prosperous new year.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Series Fund, Inc.
                                                                               1

[BEGIN DESCRIPTION OF LINE CHART]

                                                               Aetna Growth Fund
                                                               Growth of $10,000




          Aetna Growth Fund (Class I)        S&P 500 Index

Jan-94    10000                              10000
          10250                               9621
           9900                               9661
          10552                              10134
Dec-94    10559                              10132
          11343                              11119
          12682                              12180
          13883                              13149
Dec-95    14181                              13940
          15048                              14689
          15638                              15349
          16322                              15823
Oct-96    16622                              16260
          18613                              18214
          17845                              18653
          22177                              22320
Oct-97    21434                              21483
          21612                              23118
          25876                              26317
          26171                              26628
Oct-98    24603                              26210

[END DESCRIPTION OF LINE CHART]


------------------------------------------------
         Average Annual Total Returns
    for the period ended October 31, 1998*
------------------------------------------------
            Inception Date  1 Year    Inception*
------------------------------------------------
Class I        01/04/94     14.78%     20.53%
------------------------------------------------
Class A:       04/15/94
 POP (1)                     7.76%     18.29%
 NAV (2)                    14.34%     19.75%
------------------------------------------------
Class C:       06/30/98
                            12.61%     19.32%
 w/CDSC (3)
 NAV                        13.61%     19.32%
------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                               Aetna Growth Fund

How did the Fund perform during the period?

The Aetna Growth Fund Class I shares generated a 14.78% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.98% for the same period. Among growth funds tracked by Morningstar, Inc., Class I shares' performance over the year ended October 31, 1998 ranked in the top 50% (out of 791 funds) and Class A shares' performance over the year ended October 31, 1998 placed it in the top 54% (out of 791 funds).

What economic or financial market conditions impacted the Fund?

Throughout 1998, equity valuations were buoyed by positive domestic economic conditions. For example, long term interest rates declined throughout the year, from 6.2% to 5.1%, and inflation remained at relatively low levels. Earnings growth, although slower than the prior year, was better than expected at the beginning of the year.

Financial crisis and slowing growth in Asia and Latin America threatened to disrupt these positive domestic developments.

                                                      See Definition of Terms. 3

Equity market volatility increased significantly as developments in Asia and Latin America caused investors to question the sustainability of earnings growth rates. These concerns were evident in the more cyclically sensitive holdings in the portfolio. Investor confidence improved late in the fourth fiscal quarter, as the Federal Reserve Board lowered interest rates.

In addition, large capitalization stocks outperformed their smaller capitalization brethren throughout the year. As in the prior year, money flowed into a relatively small group of very large companies that appeared to have superior earnings visibility. The market's emphasis on size detracted from the performance of our more diversified portfolio relative to the S&P 500.

What investments influenced the Fund's performance over the past twelve months?

Reflecting concerns over the course of the year about slowing growth, the Fund's exposure to stocks with earnings more dependent on the pace of the economy was reduced. In addition, companies with earnings at risk due to an exposure to developments in Asia and Latin America were eliminated. Finance, an outperforming sector in the first half of the year, underperformed in the second half. Holdings in the finance industry were reduced significantly as concerns about the availability of credit and slower growth caused financial stocks to underperform. The reinvestment of the proceeds in sectors with strong and more sustainable earnings growth rates accounted for most of the Fund's positive performance for the year. For example, exposure to the healthcare sector was increased during the year. Fund performance benefited from both an overweight position and good stock performance. Sofamor Danek, Biomet and McKesson all outperformed as new product innovations accelerated volume growth. The technology sector also added to performance. Dell and EMC/MASS Corp. were particularly strong performers during the year.

The Fund's performance relative to the S&P 500, was most affected by holdings in the oil field services, telephone equipment and consumer discretionary industries. In oil field services, Friede Goldman Corp. and Halliburton underperformed, as softening demand caused world oil prices to plummet. Results in the telephone equipment industry posted mixed results for the year due to misperceptions that overall equipment demand had peaked. This concern negatively affected our holdings in Lucent Technologies and Ciena. Performance in the consumer discretionary sector also was mixed. For example, performance in the second half of the year was hurt as retail stocks underperformed due to concerns that declining consumer confidence would affect holiday spending patterns.

What is your outlook going forward?

The outlook for the equity markets is problematic. Several of the factors that affect equity valuations remain positive. As mentioned previously, inflation remains at low levels and long-term interest rates have declined. However, there currently is considerably more uncertainty about the pace of the economy and the sustainability of earnings growth rates than there was earlier this year. In this uncertain environment, we will continue our policy of owning reasonably priced companies with good earnings momentum.


Portfolio Sector Breakdown:
                                 % of
                                Common    % of     Over/(Under)
Sector                          Stocks   S&P 500     Weighting
Basic Materials                     --     3.5%       (3.5)%
Commercial Services               6.5%     1.9%        4.6%
Consumer Discretionary           14.0%    11.3%        2.7%
Consumer Non-Discretionary        2.1%    10.2%       (8.1)%
Energy                            7.0%     7.8%       (0.8)%
Finance                           8.8%    16.1%       (7.3)%
Healthcare                       27.1%    12.7%       14.4%
Manufacturing                     7.8%    10.4%       (2.6)%
Technology                       13.4%    15.7%       (2.3)%
Utilities                        13.3%    10.4%        2.9%


4 See Definition of Terms.

                                 % of Net
Top Ten Equity Holdings           Assets
MCI Worldcom, Inc.                 3.8%
Tyco International, Ltd.           3.7%
Schering Plough                    3.7%
EMC/MASS Corp.                     3.6%
Compuware Corp.                    3.2%
Allied Waste Industries, Inc.      3.2%
Sofamor Danek Group, Inc.          3.2%
Wal-Mart Stores, Inc.              3.1%
Warner Lambert Co.                 3.0%
Century Telephone Enterprises      3.0%



                                                      See Definition of Terms. 5

[BEGIN DESCRIPTION OF LINE CHART]

                                                        Aetna International Fund
                                                               Growth of $10,000

          Aetna International Fund (Class I)        MSCI EAFE Index

Jan-92    10000                                     10000
           9311                                      8821
           9521                                      9016
           9171                                      9161
Dec-92     8921                                      8816
           9401                                      9881
          10011                                     10883
          10821                                     11612
Dec-93    11620                                     11720
          11460                                     12137
          11571                                     12766
          11829                                     12786
Dec-94    11627                                     12665
          11347                                     12910
          11484                                     13015
          12384                                     13568
Dec-95    12437                                     14128
          13104                                     14547
          13806                                     14788
          13856                                     14781
Oct-96    13927                                     14633
          15790                                     14504
          16098                                     14884
          18503                                     17008
Oct-97    17552                                     15353
          18270                                     16042
          21350                                     17748
          22215                                     17989
Oct-98    19347                                     16883

[END DESCRIPTION OF LINE CHART]


---------------------------------------------------------
             Average Annual Total Returns
        for the period ended October 31, 1998*
---------------------------------------------------------
            Inception Date  1 Year  5 Years   Inception*
---------------------------------------------------------
Class I        01/03/92     10.22%  11.65%      10.15%
---------------------------------------------------------
Class A:       04/15/94
 POP (1)                     3.45%   9.55%       8.43%
 NAV (2)                     9.76%  10.86%       9.37%
---------------------------------------------------------
Class C:       06/30/98
                             8.31%  10.57%       9.08%
 w/CDSC (3)
 NAV                         9.31%  10.57%       9.08%
---------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                            Aetna International Fund

How did the Fund perform during the period?

The Aetna International Fund recorded another solid year of outperformance against its competitors. The Aetna International Fund Class I shares generated a 10.22% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(b), returned 9.95% for the same period. Among foreign stock funds tracked by Morningstar, Inc., Class I shares' performance over the one year and five year periods ended October 31, 1998 ranked in the top 16% (out of 520 funds) and 9% (out of 150 funds), respectively, and Class A shares' performance over the year ended October 31, 1998 placed it in the top 17% (out of 520 funds).

What economic or financial market conditions impacted the Fund?

For the last year, world equities markets have experienced some of the highest volatility in the last 50 years. The Asian currency crisis, which began in the summer of 1997, reached its low point in the summer of 1998. The Russian currency devaluation and the default of Russian government debt in August surprised the market during the illiquid summer holiday

6 See Definition of Terms.

trading. Brazil, under the collapse of other emerging markets currencies, fended off devaluation concerns. In Japan, equities sank to levels not seen in this decade as its economy slipped into recession.

Even with these negatives, the Aetna International Fund still rose over 10% as several positives affected world equity markets. European equities markets performed well as the European Monetary Union (EMU) will apparently become a reality in 1999. EMU will reduce boundaries and constraints in trading goods and services across 11 countries in continental Europe. In addition, Japan announced a serious banking reform bill to cleanse its huge bad debt problems and, in October, finance leaders from several of the G7 countries lowered interest rates to fend off global equity concerns.

What investments influenced the Fund's performance over the past twelve months?

The Aetna International Fund's overweight position in European equities was the most significant reason for Fund outperformance. Stock selection in Japan, mainly exporting firms like Fuji Photo and Nintendo, also contributed to outperformance. The Fund's general weighting in emerging markets generally helped performance.

The Fund's currency hedging policy provided mixed results as the stronger German Deutschemark hindered performance while the weaker Japanese Yen helped Fund performance. The Fund continues to employ a currency hedging strategy that aims to protect the value of its underlying equity position in foreign countries.

What is your outlook going forward?

The Fund maintains a slight overweight in Europe, as the forces of EMU plus corporate restructuring and lower interest rates look to be a boost to equities. In Japan, economic stimulus packages and the Japanese banking bill may ignite that economy. We will continue to monitor developments in Japan, looking for an opportunity to increase our exposure to Japanese issuers. The Fund currently has a slight underweight in Japan when measured against its competitors.

The Fund remains underweight in Asian equities as lower interest rates do not provide enough incentive to overcome the real problem in Asia - overcapacity. This structural problem may take years to solve. The Fund will also remain underweight in Latin America until economic strength is seen in Brazil.

                                % of Total     % of      Over/(Under)
Country Weightings              Investments  MSCI EAFE     Weighting
United Kingdom                     18.7%       22.0%        (3.3)%
France                             11.1%        9.5%         1.6%
Japan                              11.0%       21.5%       (10.5)%
Germany                            10.2%       10.5%        (0.3)%
Switzerland                         7.6%        8.3%        (0.7)%
Italy                               6.6%        4.7%         1.9%
Netherlands                         6.2%        5.4%         0.8%
Australia                           4.2%        2.7%         1.5%
Finland                             3.6%        1.2%         2.4%
Ireland                             3.5%        0.5%         3.0%
Sweden                              3.3%        2.8%         0.5%
Norway                              3.2%        0.5%         2.7%
Denmark                             2.8%        0.9%         1.9%
Other                               8.0%        9.5%        (1.5)%


                                                      See Definition of Terms. 7

                                 % of Net
Top Ten Equity Holdings           Assets
Nokia Corp., ADR                   1.8%
Telstra Corp. Ltd.                 1.7%
Gehe AG                            1.6%
Fuji Photo Film                    1.6%
LaFarge SA                         1.5%
Santen Pharmaceutical Co. Ltd.     1.5%
Tele Danmark A/S                   1.5%
Credito Italiano                   1.4%
Allied Irish Banks                 1.4%
Securitas AB                       1.4%




8 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                              Aetna Mid Cap Fund
                                                               Growth of $10,000

          Aetna Mid Cap Fund (Class I)        MSCI EAFE Index
Feb-98    10000                               10000
          11410                               11229
          10530                               10372
Oct-98     9290                               10055

[END DESCRIPTION OF LINE CHART]

-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date     Inception*
-------------------------------------------
Class I         02/04/98          -7.10%
-------------------------------------------
Class A:        02/04/98
 POP (1)                         -12.54%
 NAV (2)                          -7.20%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                       -8.69%
 NAV                              -7.77%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                               Aetna Mid Cap Fund

How did the Fund perform during the period?

The Aetna Mid Cap Fund Class I shares generated a -7.10% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Standard & Poor's (S&P) Midcap 400 Index(c), returned 0.55% for the same period.

What economic or financial market conditions impacted the Fund?

The market environments in evidence during the third and fourth quarters of 1998 were a study in contrasts. During the third quarter, some volatility was evident in the equity market, probably attributable to investor worries about earnings. This volatility paled in comparison, though, to that on display in the fourth quarter, as market fears of a global slowdown took over. At various points during the quarter, the S&P Midcap 400 Index was down by as much as 25%! By quarter end, though, recovery to July 31 levels was almost complete. During the quarter, market participants appeared to veer away from the type of valuation approaches used at Aeltus, i.e. those which depend upon quantitative valuation using value and growth factors. Instead the market rewarded "safe haven" stocks such as utilities and oils, eschewing bottom up valuation for top down macro investment ideas.

                                                      See Definition of Terms. 9

What investments influenced the Fund's performance over the past nine months?

The Fund benefited over the period from an overweighting in the commercial services sector, including investments in some oil services stocks which were buoyed during September. Additionally, a large position in Century Telephone Enterprises has added significant value to the fund's performance over the period.

Unfortunately, the balance of the Fund's performance was disappointing during the period, as a result of the fourth quarter market events and attitudes recounted above. Particularly detracting from Fund performance was an overweight in the chemicals industry, coupled with subpar stock selection in the form of Millennium Chemicals and International Specialty Products.

What is your outlook going forward?

The midcap asset class continues to look attractive. The Fund looks at the forward earnings yield of the Midcap Index to measure its valuation and compares it to the yield on the ten year government bond. Based on this measure, the Midcap Index looks over one standard deviation undervalued relative to historical measures. Earnings estimate revision activity for mid caps remain positive as well. This leads us to believe that mid cap returns may be strong in the short run and long run.

The Fund continues to strictly control risk relative to the S&P Midcap 400
Index.



Portfolio Sector Breakdown:
                                 % of
                                Common    % of S&P    Over/(Under)
Sector                          Stocks   Midcap 400     Weighting
Basic Materials                  12.0%      5.8%          6.2%
Commercial Services               7.7%      5.5%          2.2%
Consumer Discretionary           18.7%     12.7%          6.0%
Consumer Non-Discretionary        5.9%      3.3%          2.6%
Energy                            1.7%      6.4%         (4.7)%
Finance                           9.7%     15.1%         (5.4)%
Healthcare                       12.4%     10.8%          1.6%
Manufacturing                     8.0%     10.9%         (2.9)%
Technology                        8.1%     17.7%         (9.6)%
Utilities                        15.8%     11.8%          4.0%

                                 % of Net
Top Ten Equity Holdings           Assets
Century Telephone Enterprises      4.5%
Micro Warehouse, Inc.              3.0%
Georgia-Pacific Corp.              2.7%
IBP, Inc.                          2.5%
America Online, Inc.               2.4%
Cordant Technologies, Inc.         2.4%
AmSouth Bancorporation             2.3%
Millennium Chemicals, Inc.         2.3%
Southdown, Inc.                    2.2%
Allegheny Energy, Inc.             2.2%


10 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                        Aetna Small Company Fund
                                                               Growth of $10,000

          Aetna Small Company Fund (Class I)        Russell 2000 Index

Jan-94    10000                                     10000
          10070                                      9735
           9650                                      9356
          10320                                     10006
Dec-94    10130                                      9819
          11162                                     10271
          12525                                     11234
          14138                                     12343
Dec-95    15010                                     12611
          16227                                     13254
          16459                                     13917
          16448                                     13965
Oct-96    16228                                     13749
          17415                                     14986
          16710                                     13971
          20924                                     16944
Oct-97    22362                                     17784
          22554                                     17694
          25924                                     19893
          23132                                     17833
Oct-98    20691                                     15674

[END DESCRIPTION OF LINE CHART]

===============================================

-------------------------------------------------
         Average Annual Total Returns
    for the period ended October 31, 1998*
-------------------------------------------------
            Inception Date   1 Year    Inception*
-------------------------------------------------
Class I        01/04/94      -7.47%     16.28%
-------------------------------------------------
Class A:       04/15/94
 POP (1)                    -13.07%     14.12%
 NAV (2)                     -7.77%     15.53%
-------------------------------------------------
Class C:       06/30/98
                             -9.35%     15.11%
 w/CDSC (3)
 NAV                         -8.43%     15.11%
-------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                            Aetna Small Company Fund

How did the Fund perform during the period?

The Aetna Small Company Fund Class I shares generated a -7.47% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Russell 2000 Index(d), returned -11.84% for the same period. Among small blend funds tracked by Morningstar, Inc., Class I shares' performance over the year ended October 31, 1998 ranked in the top 17% (out of 173 funds) and Class A shares' performance over the year ended October 31, 1998 placed it in the top 18% (out of 173 funds).

What economic or financial market conditions impacted the Fund?

For fiscal 1998 the financial markets were characterized by increasing volatility as investors concerns centered around an international currency crisis, lower commodity prices due to dampened worldwide demand, concerns over credit quality, a decline in consumer confidence and reduced visibility for corporate earnings.

                                                     See Definition of Terms. 11

What investments influenced the Fund's performance over the past twelve months?

The Fund's performance was helped by strong results in capital goods, telephones, retailing and electric utilities. We received particularly strong performance from our technology holdings. Six of our holdings (Mapics, Emulex, Cree Research, Sterling Software, Inso and Qlogic) all rose at least 50% or more during the period.

Performance was hurt by holdings in raw materials, transportation and energy. Performance in consumer cyclicals were mixed although one holding, Jones Intercable rose 103% in the fiscal year.

What is your outlook going forward?

Looking forward we see a challenging market environment. We expect concerns over profit growth for 1999 and international markets to persist. We continue to believe that our strategy of focusing on those companies showing the strongest business momentum and selling at reasonable prices will fare well.


Portfolio Sector Breakdown:
                                 % of
                                Common   % of Russell    Over/(Under)
Sector                          Stocks       2000          Weighting
Basic Materials                   7.8%        5.2%           2.6%
Commercial Services              12.9%        9.6%           3.3%
Consumer Discretionary           16.9%       16.5%           0.4%
Consumer Non-Discretionary        4.2%        2.8%           1.4%
Energy                            4.5%        5.4%          (0.9)%
Finance                           8.8%       17.6%          (8.8)%
Healthcare                       10.6%        9.8%           0.8%
Manufacturing                    15.0%       11.3%           3.7%
Technology                        9.5%       16.9%          (7.4)%
Utilities                         9.8%        4.9%           4.9%

                                  % of Net
Top Ten Equity Holdings            Assets
Calpine Corp.                       2.9%
Proxim, Inc.                        2.2%
McDermott International, Inc.       1.8%
Nielson Media Research              1.8%
ICU Medical, Inc.                   1.7%
Harbor Florida Bancshares, Inc.     1.7%
Alpine Group, Inc.                  1.6%
Emulex Corp.                        1.6%
Avondale Industries, Inc.           1.6%
Shared Medical Systems              1.6%


12 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                    Aetna Value Opportunity Fund
                                                               Growth of $10,000

          Aetna Value Opportunity Fund (Class I)    S&P 500 Index
Feb-98    10000                                     10000
          11330                                     11384
          10560                                     11518
Oct-98     9990                                     11339

[END DESCRIPTION OF LINE CHART]




-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date
-------------------------------------------
Class I         02/02/98         -0.10%
-------------------------------------------
Class A:        02/02/98
 POP (1)                         -6.03%
 NAV (2)                         -0.30%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                      -1.89%
 NAV                             -0.90%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                          Aetna Value Opportunity Fund

How did the Fund perform during the period?

The Aetna Value Opportunity Fund Class I shares generated a -0.10% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 13.39% for the same period.

What economic or financial market conditions impacted the Fund?

Since its inception on February 2, 1998, the main factor impacting the Fund was global financial market turmoil and the peaking of most domestic stock market indices in mid July. What apparently started as a normal valuation correction turned into a serious market rout as investor confidence was shaken by the President's legal problems, financial chaos in emerging markets, Japan's deep economic recession and the near failure of a giant hedge fund, Long Term Capital Management LP.

Furthermore, stock market leadership during this period remained very narrowly based with the largest growth issues, such as Microsoft and Dell Computer, essentially accounting for all the market's gain. The average stock fell more than 35% from its 52 week high with small cap issues down even more. The following table shows the extent and variability of the stock market's gain this summer through the October 8/th/ low:

                                                     See Definition of Terms. 13

                     Date of    High     Low                    % Performance
Index                  High     Close   Close   Correction   12/31/97 to 10/08/98
S&P 500              7/17/98    1,187     959    (19.2%)            (1.2%)
NASDAQ               7/20/98    2,014   1,419    (29.5%)            (9.9%)
Russell 2000         4/21/98      491     310    (36.9%)           (28.9%)

What investments influenced the Fund's performance over the past nine months?

In the extremely uncertain economic environment, traditional value-oriented issues in the capital goods and manufacturing sectors performed poorly with significant price declines. The weakest performance emanated from holdings in Boeing, Deere and Eaton. An overweighting in the financial sector, particularly in the brokerage and banking groups, also impacted performance negatively as market volatility and actual financial stress increased with the near collapse of Long Term Capital Management. Since the Fund had few large, richly valued growth stocks in the portfolio, their continued market dominance allowed for few real winners during this period. The best performance from security selection came from positions in IBM, Compaq Computer and Amgen.

During the market's distress in October, we took the opportunity to purchase several quality growth issues and increase weighting in the technology and healthcare groups at very reasonable prices. The ability to purchase above average growth at below average prices is consistent with the investment philosophy of the Value Opportunity Fund. These purchases were funded by a reduction in weighting in the energy sector.

What is your outlook going forward?

Despite the exaggerated turmoil over the summer and fall, the stock market now has a more balanced tone. Market breadth has improved, well supported by the Federal Reserve's easing of interest rate policy. While there are significant issues still to play out concerning economic growth in Japan and the emerging markets as well as their impact on corporate earnings, value stocks typically do well when the Federal Reserve is lowering interest rates. The valuation disparity between value and growth stocks therefore should continue to diminish.

The Value Opportunity Fund's investment strategy is focused on capital preservation by utilizing strict pricing disciplines to attempt to purchase quality companies at reasonable prices. We believe superior long term investment performance is best achieved by owning companies whose perceived problems have been excessively discounted and where a catalyst for positive change exists. The fundamental difference between cheap and undervalued stocks is that, without positive change, cheap stocks tend to remain cheap.

Portfolio Sector Breakdown:
                                 % of
                                Common   % of S&P    Over/(Under)
Sector                          Stocks      500        Weighting
Basic Materials                   6.0%      3.5%         2.5%
Commercial Services               3.6%      1.9%         1.7%
Consumer Discretionary            7.5%     11.3%        (3.8)%
Consumer Non-Discretionary        4.0%     10.2%        (6.2)%
Energy                            4.5%      7.8%        (3.3)%
Finance                          22.4%     16.1%         6.3%
Healthcare                       10.9%     12.7%        (1.8)%
Manufacturing                    16.4%     10.4%         6.0%
Technology                       19.8%     15.7%         4.1%
Utilities                         4.9%     10.4%        (5.5)%

14 See Definition of Terms.

                                        % of Net
Top Ten Equity Holdings                  Assets
Federal Home Loan Mortgage Corp.          4.4%
International Business Machines Corp.     4.3%
Bristol-Myers Squibb Co.                  4.3%
American Express Co.                      4.3%
Monsanto Co.                              3.5%
Sterling Commerce, Inc.                   3.4%
McDermott International, Inc.             3.4%
General Electric Co.                      3.4%
Kansas City Southern Industries, Inc.     3.4%
Compaq Computer Corp.                     3.1%


                                                     See Definition of Terms. 15

Definition of Terms

(1) Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.

(2) Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

(3) Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption and assumes redemption at the end of the period.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(c) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(d) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

The opinions expressed reflect those of the portfolio manager only through October 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Growth
--------------------------------------------------------------------------------


                                             Number of          Market
                                              Shares            Value
                                          -------------    -------------
COMMON STOCKS (88.3%)
Banks and Thrifts (1.1%)
Firststar Corp. ......................        26,700       $   1,515,225
                                                           -------------
Biotech and Medical Products (11.1%)
Amgen, Inc. + ........................        38,400           3,016,800
Becton,  Dickinson & Co. .............        75,600           3,184,650
Biomet, Inc. .........................        68,800           2,334,900
Sofamor Danek Group, Inc. + ..........        44,000           4,471,500
Watson Pharmaceuticals, Inc. + .......        49,300           2,742,312
                                                           ---------------
                                                              15,750,162
                                                           ---------------
Commercial Services (2.6%)
Omnicom Group, Inc. ..................        73,200           3,618,825
                                                           -------------
Computers (2.0%)
Computer Sciences Corp. ..............        23,400           1,234,350
Dell Computer Corp. + ................        25,400           1,666,875
                                                           ---------------
                                                               2,901,225
                                                           ---------------
Consumer Finance (3.6%)
Associates First Capital Corp. .......        22,100           1,558,050
Federal National Mortgage Association         50,000           3,540,625
                                                           ---------------
                                                               5,098,675
                                                           ---------------
Consumer Products (1.8%)
Clorox Co. ...........................        23,800           2,600,150
                                                           -------------
Data and Imaging Services (9.8%)
America Online, Inc. .................        18,600           2,363,363
Cisco Systems, Inc. + ................        28,000           1,764,000
Compuware Corp. + ....................        84,600           4,584,262
EMC/MASS Corp. + .....................        79,800           5,137,125
                                                           ---------------
                                                              13,848,750
                                                           ---------------
Discretionary Retail (6.4%)
Family Dollar Stores, Inc. ...........       187,300           3,394,812
TJX Companies, Inc. ..................        65,600           1,242,300
Wal-Mart Stores, Inc. ................        64,300           4,436,700
                                                           ---------------
                                                               9,073,812
                                                           ---------------
Drugs (7.9%)
Pfizer, Inc. .........................        16,400           1,759,925
Schering Plough ......................        51,300           5,277,487
Warner Lambert Co. ...................        54,100           4,240,088
                                                           ---------------
                                                              11,277,500
                                                           ---------------
Electrical Machinery and Instruments (2.3%)
Lexmark International Group, Inc. + ..        47,000           3,287,063
                                                           -------------
Electronic Media (2.2%)
CBS Corp. ............................       113,400           3,168,113
                                                           -------------
Food and Drug Retail (2.5%)
Safeway, Inc. + ......................        72,800           3,480,750
                                                           -------------
Gas Utilities (4.7%)
El Paso Energy Corp. .................        80,800           2,863,350
Enron Corp. ..........................        72,900           3,845,475
                                                           ---------------
                                                               6,708,825
                                                           ---------------
Health Services (4.9%)
Allegiance Corp. .....................        36,000           1,338,750
HBO & Co. ............................       114,300           3,000,375

                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Health Services (continued)
McKesson Corp. .......................        33,600        $  2,587,200
                                                           -------------
                                                               6,926,325
                                                           -------------
Housing and Furnishings (1.4%)
Maytag Corp. .........................        38,800           1,918,175
                                                           -------------
Industrial Services (3.2%)
Allied Waste Industries, Inc. + ......       206,900           4,474,212
                                                           -------------
Insurance (2.1%)
SunAmerica, Inc. .....................        42,000           2,961,000
                                                           -------------
Investment Services (1.0%)
Star Banc Corp. ......................        18,800           1,421,750
                                                           -------------
Major Telecommunications (6.4%)
MCI Worldcom, Inc. + .................        97,100           5,364,775
SBC Communications, Inc. .............        80,000           3,705,000
                                                           -------------
                                                               9,069,775
                                                           -------------
Oil Services (1.4%)
Halliburton Co. ......................        55,800           2,005,313
                                                           -------------
Other Telecommunications (6.2%)
Century Telephone Enterprises ........        74,600           4,238,212
Nokia Corp., ADR .....................        13,500           1,256,344
Tellabs, Inc. + ......................        61,200           3,366,000
                                                           -------------
                                                               8,860,556
                                                           -------------
Producer Goods (3.7%)
Tyco International Ltd. ..............        85,600           5,301,850
                                                           -------------
Total Common Stocks                                          125,268,031
 (Cost $102,975,566)                                       -------------


                                          Principal
                                            Amount
                                        --------------
Short-Term Investments (16.9%)
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98 .....................  $ 23,023,000          23,023,000
U.S. Treasury Bill, 3.98%, 02/18/99 ..       200,000             197,492
U.S. Treasury Bill, 4.50%, 02/18/99 @.       100,000              98,746
U.S. Treasury Bill, 4.98%, 02/18/99 ..       700,000             691,222
                                                           ---------------
Total Short-Term Investments                                  24,010,460
 (Cost $24,008,814)
                                                           ---------------
Total Investments
 (Cost $126,984,380)(a)                                      149,278,491
Other Assets Less Liabilities                                 (7,379,401)
Total Net Assets                                            $141,899,090
                                                           ===============


Notes to Portfolio of Investments
(a) The cost of investments for federal income tax purposes amounts to $127,230,414. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains.............................  $22,266,898
Unrealized losses............................     (218,821)
                                               -----------
 Net unrealized gain.........................  $22,048,077
                                               ===========

                                           See Notes to Financial Statements. 17

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Growth (continued)
--------------------------------------------------------------------------------


Notes to Portfolio of Investments (continued)
Information concerning open futures contracts at October 31, 1998 is shown below:

                            No. of      Initial    Expiration     Unrealized
                          Contracts      Value        Date       Gain/(Loss)
                          ----------  -----------  -----------  --------------
     Long Contracts
------------------------
S & P 500 Index Futures       25      $6,741,544     Dec 98       $  165,731
                                      ==========                ============







+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.


















18 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
International
--------------------------------------------------------------------------------


                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
COMMON STOCKS (92.4%)
Australia (4.0%)
Mayne Nickless Ltd.(Commercial Services)
 +......................................       99,764        $   458,137
Mayne Nickless Ltd. Rights
 (Commercial Services) .................      156,320             69,268
Telstra Corp. Ltd.(Other
 Telecommunications) + .................      204,500            808,038
Westpac Banking Corp. Ltd.(Banks and
 Thrifts)...............................      108,626            657,675
                                                            ------------
Total Australia                                                1,993,118
                                                            ------------
Belgium (0.6%)
Delhaize-le Lion SA(Food and Beverage) .        3,280            280,375
                                                            ------------
Canada (1.4%)
BCE Inc.(Major Telecommunications) .....        6,000            202,844
Canadian National Railway Co.
 (Surface Transport) ...................       10,000            503,112
                                                            ------------
Total Canada                                                     705,956
                                                            ------------
Denmark (2.7%)
Den Danske Bank(Investment Services) ...        4,800            651,832
Tele Danmark A/S(Major
 Telecommunications)....................        6,400            697,321
                                                            ------------
Total Denmark                                                  1,349,153
                                                            ------------
Finland (3.5%)
Helsingin Puhelin Oyj
 (Other Telecommunications) ............        5,600            306,980
Nokia Corp., ADR
 (Other Telecommunications).............        9,200            856,175
Sampo Insurance Co.(Insurance) .........        6,300            196,308
Tamro Oyj(Health Services) .............       72,900            390,652
                                                            ------------
Total Finland                                                  1,750,115
                                                            ------------
France (10.7%)
Accor SA(Consumer Services) ............        2,700            567,015
Credit Commercial de France
 (Banks and Thrifts) + .................        6,700            470,459
Elf Aquitaine SA(Oil) ..................        4,900            566,979
Etablissements Economiques du Casino
 Guichard-Perrachon SA(Commercial
 Services) + ...........................        2,950            293,567
Gemini Sogeti SA(Insurance) ............        3,850            578,505
Groupe Danone(Food and Beverage) .......        2,330            615,938
Lafarge SA
 (Forest Products and Building
 Materials).............................        7,100            725,715
Renault SA(Automotive) .................        9,750            416,704
Scor(Insurance) ........................        4,800            275,199
Societe Generale(Banks and Thrifts) ....        2,430            321,405
Vivendi(Utilities - Water) .............        2,160            493,259
                                                            ------------
Total France                                                   5,324,745
                                                            ------------
Germany (7.9%)
Bayericshe HypoVereinsbank(Chemicals) +         7,275            577,625
BHF-Bank AG(Banks and Thrifts) .........       11,800            454,202
Daimler-Benz AG(Automotive) ............        4,300            333,625
Deutsche Lufthansa AG(Air Transport) + .       13,850            301,051
Deutsche Pfandbrief & Hypothekenbank
 AG(Banks and Thrifts) .................        6,700            529,948
Douglas Holding AG(Discretionary Retail)        4,300            246,649

                                             Number of          Market
                                              Shares            Value
                                          -------------     ------------
Germany (continued)
Gehe AG(Health Services) ...............       10,500       $    789,307
Mannesmann AG(Producer Goods) ..........        3,550            349,384
Merck KGaA(Commercial Services) ........        7,900            324,357
                                                            ------------
Total Germany                                                  3,906,148
                                                            ------------
Ireland (3.3%)
Allied Irish Banks(Banks and Thrifts) ..       46,812            676,095
CRH Plc
 (Forest Products and Building
 Materials).............................       41,000            600,624
Waterford Wedgewood
 (Housing and Furnishings) .............      428,082            385,916
                                                            ------------
Total Ireland                                                  1,662,635
                                                            ------------
Italy (6.4%)
Arnoldo Mondadori Editor(Print Media) ..       53,200            589,397
Banca Commerciale Italiana(Banks and
 Thrifts)...............................       95,000            587,426
Credito Italiano(Banks and Thrifts) + ..      128,800            691,860
Eni Spa(Oil) ...........................       58,500            348,161
Istituto Nazionale delle Assicurazioni
 (Insurance) + .........................      198,600            547,340
Telecom Italia SpA(Commercial Services)        58,600            423,873
                                                            ------------
Total Italy                                                    3,188,057
                                                            ------------
Japan (10.6%)
Fuji Photo Film(Chemicals) .............       21,000            769,501
Fujikura Ltd.(Semiconductors and
 Electronics)...........................       68,000            315,112
Hitachi Ltd.(Semiconductors and
 Electronics)...........................       55,000            279,885
Kao Corp.(Consumer Products) ...........       32,800            664,275
Mizuno Corp.(Consumer Products) ........       80,000            250,579
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ......        5,300            448,451
NTT Mobile Communication Network,
 Inc.(Other Telecommunications) ........            9            325,152
Santen Pharmaceutical Co. Ltd.(Drugs) ..       42,000            720,484
Seino Transportation Co. Ltd.(Surface
 Transport).............................       49,000            285,935
Shimachu Co., Ltd.(Discretionary Retail)        5,500             92,980
Shohkoh Fund(Banks and Thrifts) ........        1,300            395,478
Sony Corp.(Consumer Products) ..........        5,200            330,215
Takefuji Corp.(Banks and Thrifts) ......        7,600            405,012
                                                            ------------
Total Japan                                                    5,283,059
                                                            ------------
Mexico (0.8%)
Grupo Financiero Banamex Accival, SA de
 CV (Banacci)(Banks and Thrifts) + .....      150,200            155,794
Panamerican Beverages, Inc.(Food and
 Beverage)..............................       11,000            222,750
                                                            ------------
Total Mexico                                                     378,544
                                                            ------------
Netherlands (6.0%)
Akzo Nobel(Chemicals) ..................        7,100            275,987
Fortis Amev NV(Insurance) ..............        3,100            201,333
Hunter Douglas NV(Consumer Services) ...       11,394            408,737
ING Groep NV(Banks and Thrifts) ........       10,169            492,198
Koninklijke Ahold NV(Commercial
 Services)..............................       16,311            542,332
Laurus Scrips(Food and Beverage) .......       45,500            114,499
Philips Electronic Nv(Heavy Machinery) +        5,700            312,788


                                       See Notes to Portfolio of Investments. 19

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
International
--------------------------------------------------------------------------------


                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Netherlands (continued)
Vendex N.V.(Discretionary Retail) ......        6,500       $    165,310
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit(Print
 Media).................................       13,000            449,644
                                                            ------------
Total Netherlands                                              2,962,828
                                                            ------------
New Zealand (0.7%)
Fernz Corp. Ltd.(Chemicals) ............      122,360            356,276
                                                            ------------
Norway (3.1%)
Det Sondenfjelds-Norske
 Dampskibsselskab(Oil) + ...............       21,100            299,090
Merkantildata ASA(Data and Imaging
 Services)..............................       42,400            425,599
Ocean Rig ASA(Oil) + ...................    1,319,600            590,689
Saga Petroleum ASA(Oil) ................       19,000            239,684
                                                            ------------
Total Norway                                                   1,555,062
                                                            ------------
Spain (2.2%)
Iberdrola SA(Electric Utilities) + .....       36,200            583,581
Telefonica de Espana
 (Major Telecommunications) ............       11,500            518,282
                                                            ------------
Total Spain                                                    1,101,863
                                                            ------------
Sweden (3.2%)
Industrial & Financial Systems(Data and
 Imaging Services) + ...................       45,000            425,989
Securitas AB(Consumer Services) ........       54,400            668,074
Svenska Handelsbanken(Investment
 Services) + ...........................       12,000            504,279
                                                            ------------
Total Sweden                                                   1,598,342
                                                            ------------
Switzerland (7.3%)
Adecco SA(Surface Transport) ...........        1,070            426,688
Fischer (Georg) AG(Auto Parts and
 Hardware)..............................        1,050            362,109
Nestle SA Registered Shares(Food and
 Beverage)..............................          275            584,869
Novartis AG Registered Shares
 (Health Services) + ...................          330            594,616
Roche Holdings(Biotech and Medical
 Products)..............................           25            291,696
Swiss Common(Other Telecommunications) +        1,430            484,710
Swiss Re(Insurance) ....................          227            505,581
UBS AG(Banks and Thrifts) ..............        1,450            397,796
                                                            ------------
Total Switzerland                                              3,648,065
                                                            ------------
United Kingdom (18.0%)
Bank of Scotland(Banks and Thrifts) + ..       48,685            525,871
Berisford Plc(Industrial Services) .....      115,900            304,724
British Aerospace Plc
 (Conglomerate and Aerospace) ..........       64,800            485,300
British Petroleum Co. Plc(Oil Services)        13,500            202,227
British Telecom Plc
 (Major Telecommunications) ............       37,923            490,280
Cable & Wireless Plc(Other
 Telecommunications) + .................       35,800            401,682
Dixons Group Plc(Discretionary Retail) .       47,300            505,366
Glaxo Wellcome Plc(Drugs) ..............       12,717            395,263
Granada Group Plc(Consumer Services) + .       43,817            647,445
Kingfisher Plc(Discretionary Retail) ...       57,079            504,510
National Westminster Bank Plc
 (Banks and Thrifts) ...................       31,500            522,240

                                             Number of          Market
                                              Shares            Value
                                          -------------     ---------------
United Kingdom (continued)
Pearson Plc(Print Media) ...............       27,300        $   476,381
Peninsular & Oriental Steam Navigation
 Co.(Surface Transport) + ..............       50,756            583,090
Railtrack Group(Surface Transport) .....       15,425            415,422
Tomkins Plc(Consumer Services) .........      109,700            507,956
Unilever Plc(Consumer Products) ........       49,200            494,357
Vodafone Group Plc(Consumer Products) ..       49,702            665,034
Whitbread Plc(Consumer Services) .......       22,800            308,129
Williams Holdings(Forest Products) .....       84,400            526,846
                                                            ------------
Total United Kingdom                                           8,962,123
                                                            ------------
Total Common Stocks (Cost $41,003,800)                        46,006,464
                                                            ------------
PREFERRED STOCKS (2.1%)
Germany (2.1%)
Henkel KGAA(Chemicals) .................        5,050            431,455
Hugo Boss AG(Textiles and Apparel) + ...          200            311,557
SAP AG(Data and Imaging Services) + ....          550            267,993
                                                            ------------
Total Preferred Stocks (Cost $865,840)                         1,011,005
                                                            ------------

                                             Principal
                                              Amount
                                          -------------
SHORT-TERM INVESTMENTS (1.9%)
Federal Home Loan Mortgage Corp.,
 Zero Coupon, 11/02/98 .................      280,000        $   279,958
U.S. Treasury, Zero Coupon, 02/18/99 ...      100,000             98,749
Wood Saint Funding Corp.,
 Zero Coupon, 11/02/98 .................      589,000            588,907
                                                            ------------
Total Short-Term Investments                                     967,614
 (Cost $967,440)                                            ------------
Total Investments (Cost $42,837,080)(a)                       47,985,083
Other Assets Less Liabilities                                  1,804,989
                                                            ------------
Total Net Assets                                             $49,790,072
                                                            ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $43,682,188. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:


Unrealized gains ............................  $  6,607,184
                                               ------------

Unrealized losses ...........................    (2,304,289)
                                               ------------

     Net unrealized gain ....................  $  4,302,895
                                               ============


+ Non-income producing security.

Category percentages are based on net assets.



20 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Mid Cap
--------------------------------------------------------------------------------



                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
COMMON STOCKS (99.3%)
Air Transport (0.8%)
UAL Corp. + .............................       600         $    38,963
                                                            -----------
Automotive (1.2%)
Meritor Automotive, Inc. ................     3,100              57,931
                                                            -----------
Banks and Thrifts (8.2%)
AmSouth Bancorporation ..................     2,700             108,169
Dime Bancorp, Inc. ......................     3,600              85,725
North Fork Bancorp, Inc. ................     2,200              43,725
Trustmark Corp. .........................     2,900              55,644
UnionBanCal Corp. .......................     1,000              92,500
                                                            -----------
                                                                385,763
                                                            -----------
Biotech and Medical Products (9.9%)
Agouron Pharmaceuticals + ...............     1,300              50,375
Arterial Vascular Engineering, Inc. + ...     2,400              73,800
Biogen, Inc. + ..........................       400              27,800
Datascope Corp. + .......................     4,000              90,250
Immunex Corp. + .........................       500              34,531
Mylan Laboratories, Inc. ................     2,100              72,319
Steris Corp. + ..........................     1,400              32,200
Watson Pharmaceuticals, Inc. + ..........     1,500              83,437
                                                            -----------
                                                                464,712
                                                            -----------
Commercial Services (2.6%)
ACNielsen Corp. + .......................     2,200              58,850
U.S. Foodservice + ......................     1,300              61,750
                                                            -----------
                                                                120,600
                                                            -----------
Conglomerate and Aerospace (2.9%)
Cordant Technologies, Inc. ..............     2,800             113,925
Gulfstream Aerospace Corp. + ............       500              22,125
                                                            -----------
                                                                136,050
                                                            -----------
Consumer Products (0.9%)
Blyth Industries, Inc. + ................     1,600              44,200
                                                            -----------
Consumer Services (4.7%)
Bob Evans Farms, Inc. ...................     3,900              76,781
Brinker International, Inc. + ...........     2,000              48,375
Premier Parks  Inc. + ...................     1,400              31,063
Promus Hotel Corp. + ....................     2,100              66,937
                                                            -----------
                                                                223,156
                                                            -----------
Data and Imaging Services (6.6%)
America Online, Inc. ....................       900             114,356
Compuware Corp. + .......................     1,400              75,862
Keane, Inc. + ...........................     1,500              49,875
Network Associates, Inc. + ..............       500              21,250
Sterling Software, Inc. + ...............     1,800              47,138
                                                            -----------
                                                                308,481
                                                            -----------
Discretionary Retail (7.8%)
Abercrombie & Fitch Co. + ...............     2,000              79,375
Best Buy Co., Inc. + ....................       900              43,200
Fingerhut Companies, Inc. ...............     2,100              17,718
Micro Warehouse, Inc. + .................     6,400             139,600
Office Depot, Inc. + ....................     3,400              85,000

                                             Number of          Market
                                              Shares            Value
                                          -------------     -------------
Discretionary Retail (continued)
Payless ShoeSource,  Inc. + .............       100         $     4,694
                                                            -----------
                                                                369,587
                                                            -----------
Drugs (0.5%)
Rexall Sundown, Inc. + ..................     1,200              21,525
                                                            -----------
Electric Utilities (9.1%)
Allegheny Energy, Inc. ..................     3,300             101,475
CalEnergy Co., Inc. + ...................     1,900              52,013
Energy East Corp. .......................     1,700              83,087
Florida Progress Corp. ..................     1,200              50,325
Kansas City Power & Light Co. ...........     1,500              43,219
OGE Energy Corp. ........................     3,600              95,625
                                                            -----------
                                                                425,744
                                                            -----------
Electronic Media (1.2%)
Pixar, Inc. + ...........................     1,100              52,250
USA Networks,  Inc. + ...................       100               2,250
                                                            -----------
                                                                 54,500
                                                            -----------
Food and Beverage (4.9%)
Aurora Foods, Inc. + ....................     3,900              68,250
IBP, Inc. ...............................     4,300             116,369
Interstate Bakeries Corp. ...............     1,900              47,619
                                                            -----------
                                                                232,238
                                                            -----------
Food and Drug Retail (1.6%)
Safeway, Inc. + .........................     1,600              76,500
                                                            -----------
Forest Products and Building Materials (7.0%)
Georgia-Pacific Corp. ...................     5,700             126,469
Lafarge Corp. ...........................     2,900              97,694
Southdown, Inc. .........................     1,900             103,431
                                                            -----------
                                                                327,594
                                                            -----------
Health Services (2.0%)
PacifiCare Health Systems, Inc. + .......     1,200              94,500
                                                            -----------
Industrial Services (2.2%)
Allied Waste Industries, Inc. + .........     1,500              32,438
Safety-Kleen Corp. + ....................    22,800              69,825
                                                            -----------
                                                                102,263
                                                            -----------
Insurance (1.5%)
Old Republic International Corp. ........     3,600              68,400
                                                            -----------
Major Telecommunications (0.6%)
Alltel Corp. ............................       592              27,713
                                                            -----------
Oil (1.7%)
Tosco Corp. .............................     2,800              78,575
                                                            -----------
Other Telecommunications (6.0%)
Century Telephone Enterprises ...........     3,750             213,047
Cincinnati Bell Inc. ....................     2,600              67,437
                                                            -----------
                                                                280,484
                                                            -----------
Print Media (1.7%)
Media General, Inc. + ...................     1,800              80,550
                                                            -----------
Producer Goods (3.8%)
Kaydon Corp. ............................       200               7,025


                                       See Notes to Portfolio of Investments. 21

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Mid Cap (continued)
--------------------------------------------------------------------------------



                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Producer Goods (continued)
Tecumseh Products Co. ...................     1,400          $   72,800
Trinity Industries, Inc. ................     2,700             100,237
                                                            -----------
                                                                180,062
                                                            -----------
Semiconductors and Electronics (2.7%)
ADC Telecommunications, Inc. + ..........     2,400              55,200
Altera Corp. + ..........................     1,100              45,787
Cirrus Logic, Inc. + ....................     2,600              25,269
                                                            -----------
                                                                126,256
                                                            -----------
Specialty Chemicals (4.6%)
Albemarle Corp. .........................       400               7,625
International Specialty Products, Inc. +      4,700              63,156
Millennium Chemicals, Inc. + ............     4,400             107,250
Schulman (A.), Inc. .....................     2,000              39,750
                                                            -----------
                                                                217,781
                                                            -----------
Steel (0.3%)
Cleveland-Cliffs, Inc. ..................       400              15,875
                                                            -----------
Surface Transport (2.3%)
Modis Professional Services + ...........       600              10,575
Tidewater, Inc. .........................     3,400              96,263
                                                            -----------
                                                                106,838
                                                            -----------
Total Common Stocks (Cost $4,678,533)                         4,666,841
                                                            -----------
Total Investments (Cost $4,678,533)(a)                        4,666,841
Other Assets Less Liabilities                                    33,982
                                                            -----------
Total Net Assets                                             $4,700,823
                                                            ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $4,714,400. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains...............................  $ 335,052

Unrealized losses..............................   (382,611)
                                                 ---------
 Net unrealized loss...........................  $ (47,559)
                                                 =========


+ Non-income producing security.

Category percentages are based on net assets.

22 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Small Company
--------------------------------------------------------------------------------


                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
COMMON STOCKS (76.2%)
Air Transport (1.0%)
Airborne Freight Corp. ................       17,600          $ 412,500
                                                           ------------
Automotive (1.9%)
Arvin Industries, Inc. ................       12,500            495,312
Borg-Warner Automotive, Inc. ..........        5,700            267,188
                                                           ------------
                                                                762,500
                                                           ------------
Banks and Thrifts (5.2%)
Cullen/Frost Bankers, Inc. ............        9,000            479,250
Emulex Corp. + ........................       33,300            649,350
Riggs National Corp. ..................       21,000            506,625
Shiva Corp. + .........................       41,500            234,734
Timberland Bancorp, Inc. ..............       14,700            196,613
                                                           ------------
                                                              2,066,572
                                                           ------------
Biotech and Medical Products (4.2%)
CNS, Inc. + ...........................       83,500            349,656
CONMED Corp. + ........................       10,500            278,250
i-STAT Corp. + ........................       45,900            352,856
ICU Medical, Inc. + ...................       43,800            695,325
                                                           ------------
                                                              1,676,087
                                                           ------------
Chemicals (1.0%)
Geon Co. (The) ........................       17,800            386,038
                                                           ------------
Commercial Services (3.8%)
Nielsen Media Research ................       50,133            711,262
OroAmerica, Inc. + ....................       37,100            329,262
Telespectrum Worldwide, Inc. + ........       46,100            481,169
                                                           ------------
                                                              1,521,693
                                                           ------------
Computers (1.5%)
Cree Research, Inc. + .................       10,900            275,225
Saville Systems PLC + .................       18,000            303,750
                                                           ------------
                                                                578,975
                                                           ------------
Consumer Finance (1.5%)
Medallion Financial Corp. .............       34,100            605,275
                                                           ------------
Consumer Products (2.0%)
Church & Dwight, Inc. .................       13,600            417,350
Herbalife International, Inc. .........       14,500            130,500
Suprema Specialties, Inc. + ...........       65,300            261,200
                                                           ------------
                                                                809,050
                                                           ------------
Consumer Services (2.3%)
GP Strategies Corp. + .................       28,200            326,063
Ruby Tuesday, Inc. ....................       34,000            573,750
                                                           ------------
                                                                899,813
                                                           ------------
Consumer Specialties (0.4%)
Russ Berrie & Co., Inc. ...............        8,800            173,800
                                                           ------------
Data and Imaging Services (4.3%)
JDA Software Group,  Inc. + ...........       23,400            222,300
Mapics, Inc. + ........................       33,700            636,087
Proxim,  Inc. + .......................       57,700            861,894
                                                           ------------
                                                              1,720,281
                                                           ------------
Discretionary Retail (0.7%)
Marks Brothers Jewlers, Inc. + ........       20,900            271,700
                                                           ------------

                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Drugs (1.3%)
Dura Pharmaceuticals, Inc. + ..........       43,100        $   519,894
                                                           ------------
Electric Utilities (4.7%)
Calpine Corp. + .......................       51,300          1,141,425
Montana Power Co. .....................        8,300            359,494
Philadelphia Suburban Corp. ...........       14,500            356,156
                                                           ------------
                                                              1,857,075
                                                           ------------
Electronic Media (6.2%)
Ackerley Group, Inc. ..................       27,300            551,119
Clearview Cinema Group, Inc. + ........        8,900            211,931
Jones Intercable, Inc. + ..............       20,500            575,281
Paxson Communications Corp. + .........       60,300            505,012
Scandinavian Broadcasting System SA + .        9,600            220,800
Young Broadcasting Corp. + ............       13,000            410,313
                                                           ------------
                                                              2,474,456
                                                           ------------
Food and Beverage (1.3%)
Hain Food Group, Inc. (The) + .........       12,900            259,612
Hansen Natural Corp. + ................       44,700            236,072
                                                           ------------
                                                                495,684
                                                           ------------
Food and Drug Retail (1.4%)
Ruddick Corp. .........................       29,000            563,688
                                                           ------------
Forest Products and Building Materials (0.9%)
Centex Construction Products, Inc. ....       11,000            369,875
                                                           ------------
Gas Utilities (1.4%)
Kaneb Services, Inc. + ................      117,500            536,094
                                                           ------------
Health Services (2.8%)
Renex Corp. + .........................       51,800            233,100
Shared Medical Systems Corp. ..........       12,800            638,400
Sierra Health Services, Inc. + ........       10,100            235,456
                                                           ------------
                                                              1,106,956
                                                           ------------
Heavy Machinery (1.1%)
Astec Industries,  Inc. + .............        8,600            440,750
                                                           ------------
Housing and Furnishings (1.3%)
Webb (Del E) Corp. ....................       21,700            509,950
                                                           ------------
Industrial Services (1.1%)
Park-Ohio Holdings Corp. + ............       28,300            415,656
                                                           ------------
Investment Services (2.1%)
Greater Bay Bancorp ...................        5,700            182,400
Harbor Florida Bancshares, Inc. .......       60,900            666,094
                                                           ------------
                                                                848,494
                                                           ------------
Oil (0.5%)
Basin Exploration, Inc. + .............       12,900            206,400
                                                           ------------
Oil Services (3.4%)
Cliffs Drilling Co. + .................        8,300            189,863
McDermott International, Inc. .........       24,600            721,087
Seitel, Inc. + ........................       33,300            441,225
                                                           ------------
                                                              1,352,175
                                                           ------------
Other Telecommunications (4.0%)
Associated Group, Inc. + ..............       13,100            442,125
Cilcorp, Inc. .........................        5,300            272,950
ICG Communications, Inc. + ............       17,200            355,825
International Fibercom, Inc. + ........       42,400            323,300


                                       See Notes to Portfolio of Investments. 23

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Small Company (continued)
--------------------------------------------------------------------------------


                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Other Telecommunications (continued)
Kushner-Locke Co. (The) + .............       43,100         $   92,934
Price Communications Corp. + ..........       13,450            110,122
                                                           ------------
                                                              1,597,256
                                                           ------------
Producer Goods (6.4%)
Alpine Group, Inc. (The) + ............       38,800            654,750
Avondale Industries, Inc. + ...........       24,800            646,350
Dal-Tile International Inc. + .........       59,000            527,312
Eagle USA Airfreight, Inc. + ..........       14,200            181,938
Superior TeleCom Inc. .................       12,100            520,300
                                                           ------------
                                                              2,530,650
                                                           ------------
Semiconductors and Electronics (2.7%)
Boston Acoustics, Inc. ................       21,650            519,600
Kentek Information Systems, Inc. ......       17,100             98,325
Nam Tai Electronics, Inc. .............       39,800            457,700
                                                           ------------
                                                              1,075,625
                                                           ------------
Specialty Chemicals (2.4%)
Alcide Corp. + ........................       24,300            438,919
Eco Soil Systems, Inc. + ..............       67,900            513,493
                                                           ------------
                                                                952,412
                                                           ------------
Surface Transport (1.4%)
Knightsbridge Tankers Ltd. ............       26,200            569,850
                                                           ------------
Total Common Stocks                                          30,307,224
 (Cost $29,955,373)                                        ------------

                                           Principal
                                            Amount
                                         -------------
SHORT-TERM INVESTMENTS (24.9%)
Federal Home Loan Mortgage Corp.,
 5.42%,11/02/98 .......................  $ 9,607,000          9,607,000
U.S. Treasury Bill,3.75%,02/18/99 @ ...      100,000             98,746
U.S. Treasury Bill,4.98%,02/18/99 .....      200,000            197,492
                                                           ------------
Total Short-Term Investments                                  9,903,238
 (Cost $9,902,932)                                         ------------
Total Investments (Cost $39,858,305)(a)                      40,210,462
 Other Assets Less Liabilities                                 (460,796)
                                                           ------------
Total Net Assets                                            $39,749,666
                                                           ============


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $39,943,091. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains.............................  $ 2,980,808

Unrealized losses............................   (2,713,437)
                                               -----------
 Net unrealized gain.........................  $   267,371
                                               ===========



Information concerning open futures contracts at October 31, 1998 is shown below:

                        No. of       Initial      Expiration     Unrealized
                       Contracts      Value          Date        Gain/(Loss)
                      -----------  ------------  ------------  ---------------
   Long Contracts
--------------------
Russell 2000 Index
Futures....               22        $3,884,647      Dec 98       $  306,155
                                   ===========                 ============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

24 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - October 31, 1998
Value Opportunity
--------------------------------------------------------------------------------



                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
COMMON STOCKS (94.8%)
Automotive (1.9%)
Dana Corp. .............................      2,300           $ 96,169
                                                           -----------
Banks and Thrifts (5.0%)
PNC Bank Corp. .........................      2,200            110,000
Wells Fargo & Co. ......................        400            148,000
                                                           -----------
                                                               258,000
                                                           -----------
Biotech and Medical Products (6.6%)
Amgen, Inc. + ..........................      2,000            157,125
Monsanto Co. ...........................      4,500            182,812
                                                           -----------
                                                               339,937
                                                           -----------
Computers (7.3%)
Compaq Computer Corp. ..................      5,000            158,125
International Business Machines Corp....      1,500            222,656
                                                           -----------
                                                               380,781
                                                           -----------
Conglomerate and Aerospace (7.4%)
General Dynamics Corp. .................      1,500             88,781
General Electric Co. ...................      2,000            175,000
Lockheed Martin Corp. ..................      1,100            122,513
                                                           -----------
                                                               386,294
                                                           -----------
Consumer Finance (4.4%)
Federal Home Loan Mortgage Corp. .......      4,000            230,000
                                                           -----------
Consumer Products (1.7%)
American Greeting Corp. ................      2,200             88,275
                                                           -----------
Consumer Services (1.5%)
Darden Restaurants, Inc. ...............      4,600             75,900
                                                           -----------
Data and Imaging Services (11.0%)
America Online, Inc. ...................      1,200            152,475
Computer Associates International, Inc.       3,700            145,687
Oracle Corp. + .........................      3,200             94,600
Sterling Commerce, Inc. + ..............      5,000            176,250
                                                           -----------
                                                               569,012
                                                           -----------
Discretionary Retail (1.4%)
Officemax, Inc. + ......................      8,000             73,000
                                                           -----------
Diversified Financial Services (6.7%)
American Express Co. ...................      2,500            220,937
Citigroup Inc. .........................      2,700            127,069
                                                           -----------
                                                               348,006
                                                           -----------
Drugs (7.1%)
American Home Products Corp. ...........      3,000            146,250
Bristol-Myers Squibb Co. ...............      2,000            221,125
                                                           -----------
                                                               367,375
                                                           -----------
Electric Utilities (2.7%)
Exel Ltd. ..............................      1,800            137,588
                                                           -----------
Food and Beverage (1.9%)
PepsiCo, Inc. ..........................      3,000            101,250
                                                           -----------
Food and Drug Retail (2.4%)
Albertson's, Inc. ......................      2,200            122,238
                                                           -----------
Forest Products and Building Materials (2.1%)
Owens-Illinois, Inc. + .................      3,500            106,969
                                                           -----------

                                             Number of          Market
                                              Shares            Value
                                          -------------     --------------
Gas Utilities (2.2%)
Enron Corp. ............................      2,200         $  116,050
                                                           -----------
Heavy Machinery (2.5%)
Deere & Co. ............................      3,600            127,350
                                                           -----------
Housing and Furnishings (1.6%)
Centex Corp. ...........................      2,500             83,750
                                                           -----------
Insurance (2.0%)
Orion Capital Corp. ....................      3,000            102,563
                                                           -----------
Major Telecommunications (2.0%)
Bell Atlantic Corp. ....................      2,000            106,250
                                                           -----------
Oil (1.9%)
Conoco Inc. + ..........................      4,000             99,500
                                                           -----------
Oil Services (3.4%)
McDermott International, Inc. ..........      6,000            175,875
                                                           -----------
Other Telecommunications (2.5%)
Century Telephone Enterprises ..........      2,300            130,669
                                                           -----------
Real Estate Investment Trusts (2.3%)
Duke Realty Investments, Inc. ..........      5,000            119,375
                                                           -----------
Surface Transport (3.3%)
Kansas City Southern Industries, Inc. ..      4,500            173,812
                                                           -----------
Total Common Stocks (Cost $4,725,005)                        4,915,988
                                                           -----------
                                          Principal
                                            Amount
                                          ------------
Short-Term Investments (6.6%)
Federal Home Loan Mortgage Corp.,
 5.42%,11/02/98 ........................  $ 242,000            242,000
U.S. Treasury Bill,4.98%,02/18/99 ......    100,000             98,746
                                                           -----------
Total Short-Term Investments                                   340,746
 (Cost $340,508)                                           -----------
Total Investments (Cost $5,065,513)(a)                       5,256,734
Other Assets Less Liabilities                                  (72,320)
                                                           -----------
Total Net Assets                                            $5,184,414
                                                           ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains............................  $ 500,380

Unrealized losses...........................   (309,159)
                                              ---------
 Net unrealized gain........................  $ 191,221
                                              =========


+ Non-income producing security.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 25

Capital Appreciation Funds
Statements of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------




Assets:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies ................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable foreign taxes ............................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Gross unrealized gain on forward foreign currency exchange contracts ..
     Total assets .....................................................
Liabilities:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Other liabilities .....................................................
Gross unrealized loss on forward foreign currency exchange contracts ..
     Total liabilities ................................................
  NET ASSETS ..........................................................
Net assets represented by:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments, open futures contracts and foreign currency related transactions ................................
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................
  NET ASSETS ..........................................................
Capital Shares, $.001 Par Value:
Class I:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
Class A:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ..................................................
 Offering price (net asset value divided by 1 minus maximum sales load)
Class C:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies ........................



26 See Notes to Financial Statements.

--------------------------------------------------------------------------------


         Growth       International      Mid Cap       Small Company    Value Opportunity
     ---------------  --------------  --------------  ---------------  -------------------

      $149,278,491     $47,985,083     $4,666,841      $40,210,462         $5,256,734
               589       1,000,104         29,347              359                365
                --       2,352,383             --               --                 --

            46,397          66,409          1,476           24,135              4,418
         6,833,703       3,515,216        225,987          964,987                 --
           108,994          10,352             --          153,157                 --
                --          63,137             --               --                 --
            54,375              --             --           35,200                 --
                --          21,522         15,383           10,621             15,412
             2,020           1,910             78              681                 78
                --          22,685             --               --                 --
      ------------     -----------     ----------      -----------         ----------
       156,324,569      55,038,801      4,939,112       41,399,602          5,277,007
      ------------     -----------     ----------      -----------         ----------


        14,285,718       4,439,197        203,429        1,580,435             57,616
             9,536          37,713             --            7,517                 --
           130,225         114,835         34,860           61,984             34,977
                --         656,984             --               --                 --
      ------------     -----------     ----------      -----------         ----------
        14,425,479       5,248,729        238,289        1,649,936             92,593
      ------------     -----------     ----------      -----------         ----------
      $141,899,090     $49,790,072     $4,700,823      $39,749,666         $5,184,414
      ============     ===========     ==========      ===========         ==========

      $117,996,176     $42,967,524     $5,055,932      $39,106,961         $5,231,187
        22,459,842       4,503,421        (11,692)         658,312            191,221
            46,944         452,764             --          133,733             14,246
         1,396,128       1,866,363       (343,417)        (149,340)          (252,240)
      ------------     -----------     ----------      -----------         ----------
      $141,899,090     $49,790,072     $4,700,823      $39,749,666         $5,184,414
      ============     ===========     ==========      ===========         ==========


         7,743,533       2,911,125        484,548        2,833,890            463,030
      $128,666,683     $34,556,118     $4,502,668      $29,543,311         $4,625,276
      $      16.62     $     11.87     $     9.29      $     10.43         $     9.99

           786,805       1,274,096         12,386          895,778             46,531
      $ 12,876,508     $15,077,916     $  114,882      $ 9,088,737         $  464,008
      $      16.37     $     11.83     $     9.28      $     10.15         $     9.97
      $      17.37     $     12.55     $     9.85      $     10.77         $    10.58

            21,487          13,163          8,993          107,612              9,556
      $    355,899     $   156,038     $   83,273      $ 1,117,618         $   95,130
      $      16.56     $     11.85     $     9.26      $     10.39         $     9.95

      $126,984,380     $42,837,080     $4,678,533      $39,858,305         $5,065,513
      $         --     $ 2,365,735     $       --      $        --         $       --



                                           See Notes to Financial Statements. 27

Capital Appreciation Funds
Statements of Operations
--------------------------------------------------------------------------------


Investment Income:
Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................
Investment Expenses:
Investment advisory fee ...............................................
Administrative services fees ..........................................
Distribution Plan and shareholder services fees .......................
Printing and postage ..................................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Total expenses ...................................................
Net investment income (loss) ..........................................
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................
     Net change in unrealized gain or loss on investments .............
     Net realized and change in unrealized gain or loss on investments
Net increase (decrease) in net assets resulting from operations .......



28 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                          Mid Cap                           Value Opportunity
                                        Period From                            Period From
                                     February 4, 1998                        February 2, 1998
     Growth        International     (Commencement of     Small Company      (Commencement of
   Year Ended        Year Ended         Operations)         Year Ended         Operations)
October 31, 1998  October 31, 1998  to October 31, 1998  October 31, 1998   to October 31,1998
----------------  ----------------  -------------------  ----------------   ------------------
  $   547,247       $  978,511          $  28,874          $   327,539          $  43,764
      688,138           78,828              7,691              297,849             15,850
  -----------       ----------          ---------          -----------          ---------
    1,235,385        1,057,339             36,565              625,388             59,614
       (1,749)        (108,640)              (297)                  --                 --
  -----------       ----------          ---------          -----------          ---------
    1,233,636          948,699             36,268              625,388             59,614
  -----------       ----------          ---------          -----------          ---------

      809,670          493,627             29,053              298,442             28,337
      149,789           82,614              3,874               45,674              4,048
       34,543           60,303                507               29,313                861
       10,704            9,826              5,027                5,143              5,029
        7,935          248,730              2,863                9,098              2,597
       73,548           50,127             18,524               57,884             18,534
       18,576           22,232             13,733               18,469             13,733
        3,530            1,124                125                  825                124
       73,039           57,030             65,419               65,561             65,567
        5,358            4,257                213                1,875                175
  -----------       ----------          ---------          -----------          ---------
    1,186,692        1,029,870            139,338              532,284            139,005
           --         (110,044)           (94,309)             (40,629)           (93,637)
  -----------       ----------          ---------          -----------          ---------
    1,186,692          919,826             45,029              491,655             45,368
  -----------       ----------          ---------          -----------          ---------
       46,944           28,873             (8,761)             133,733             14,246
  -----------       ----------          ---------          -----------          ---------



    1,978,309        4,514,214           (343,417)             312,330           (254,413)
     (538,517)          74,297                 --             (445,157)             2,173
           --           23,606                 --                   --                 --
  -----------       ----------          ---------          -----------          ---------
    1,439,792        4,612,117           (343,417)            (132,827)          (252,240)
  -----------       ----------          ---------          -----------          ---------

   11,137,094        1,134,780            (11,692)          (4,188,365)           191,221
      165,731         (309,260)                --              298,655                 --
           --          (85,840)                --                   --                 --
  -----------       ----------          ---------          -----------          ---------
   11,302,825          739,680            (11,692)          (3,889,710)           191,221
  -----------       ----------          ---------          -----------          ---------
   12,742,617        5,351,797           (355,109)          (4,022,537)           (61,019)
  -----------       ----------          ---------          -----------          ---------
  $12,789,561       $5,380,670          $(363,870)         $(3,888,804)         $ (46,773)
  ===========       ==========          =========          ===========          =========



                                           See Notes to Financial Statements. 29

Capital Appreciation Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                          Growth
                                               ----------------------------
                                                Year Ended       Year Ended
                                                October 31,      October 31,
                                                   1998             1997
                                                -----------      -----------
From Operations:
Net investment income........................  $     46,944     $      6,696
Net realized gain on investments.............     1,439,792       13,674,563
Net change in unrealized gain or loss on
 investments.................................    11,302,825        2,952,774
                                               ------------     ------------
 Net increase in net assets resulting from
 operations..................................    12,789,561       16,634,033
                                               ------------     ------------
Distributions to Shareholders:
Class I:
 From net investment income..................            --         (105,591)
 From net realized gains on investments......   (12,310,889)      (4,009,137)
Class A:
 From net realized gains on investments......    (1,306,575)        (397,394)
                                               ------------    -------------
 Decrease in net assets from distributions to
 shareholders................................   (13,617,464)      (4,512,122)
                                               ------------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold...................    56,817,825       31,803,299
 Net asset value of shares issued upon
  reinvestment of distributions..............    12,292,734        4,107,903
 Payments for shares redeemed................   (21,664,296)     (10,259,791)
Class A:
 Proceeds from shares sold...................    11,982,901        3,877,854
 Net asset value of shares issued upon
  reinvestment of distributions..............     1,299,155          394,605
 Payments for shares redeemed................    (9,193,125)      (1,300,776)
Class C:
 Proceeds from shares sold...................       358,367               --
 Payments for shares redeemed................          (157)              --
                                               ------------     ------------
 Net increase in net assets from fund share
 transactions................................    51,893,404       28,623,094
                                               ------------     ------------
Net change in net assets.....................    51,065,501       40,745,005
Net Assets:
Beginning of period..........................    90,833,589       50,088,584
                                               ------------     ------------
End of period................................  $141,899,090     $ 90,833,589
                                               ============     ============
End of period net assets includes
 undistributed net investment income.........  $     46,944     $         --
                                               ============     ============


30 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                          Growth
                                               ----------------------------
                                                Year Ended       Year Ended
                                                October 31,      October 31,
                                                   1998             1997
                                                -----------      -----------
Share Transactions:
Class I:
 Number of shares sold.......................     3,385,454        2,008,535
 Number of shares issued upon reinvestment of
  distributions..............................       863,254          294,473
 Number of shares redeemed...................    (1,332,867)        (642,569)
                                               ------------     ------------
 Net increase................................     2,915,841        1,660,439
                                               ============     ============
Class A:
 Number of shares sold.......................       772,646          244,633
 Number of shares issued upon reinvestment of
  distributions..............................        92,401           28,553
 Number of shares redeemed...................      (594,336)         (82,842)
                                               ------------     ------------
 Net increase................................       270,711          190,344
                                               ============     ============
Class C:
 Number of shares sold.......................        21,497               --
 Number of shares redeemed...................           (10)              --
                                               ------------     ------------
 Net increase................................        21,487               --
                                               ============     ============



                                           See Notes to Financial Statements. 31

Capital Appreciation Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                      International
                                               -----------------------------
                                                Year Ended        Year Ended
                                                October 31,      October 31,
                                                   1998              1997
                                                -----------      -----------
From Operations:
Net investment income (loss).................   $     28,873      $   (28,189)
Net realized gain on investments.............      4,612,117       17,124,520
Net change in unrealized gain or loss on
 investments.................................        739,680         (438,764)
                                               -------------     ------------
 Net increase in net assets resulting from
 operations..................................      5,380,670       16,657,567
                                               -------------     ------------
Distributions to Shareholders:
Class I:
 From net investment income..................     (1,662,611)        (638,500)
 From net realized gains on investments......    (10,149,981)      (3,470,621)
Class A:
 From net investment income..................       (440,511)        (234,230)
 From net realized gains on investments......     (3,463,760)      (1,729,395)
                                               -------------     ------------
 Decrease in net assets from distributions to
 shareholders................................    (15,716,863)      (6,072,746)
                                               -------------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold...................      7,518,675        8,286,965
 Net asset value of shares issued upon
  reinvestment of distributions..............      6,766,090        2,046,351
 Payments for shares redeemed................    (27,933,953)      (7,135,984)
Class A:
 Proceeds from shares sold...................      2,206,713        2,003,620
 Net asset value of shares issued upon
  reinvestment of distributions..............        918,001          183,050
 Payments for shares redeemed................     (4,946,707)     (9,217,016)
Class C:
 Proceeds from shares sold...................        166,506               --
 Payments for shares redeemed................           (114)              --
                                               -------------     ------------
 Net decrease in net assets from fund share
 transactions................................    (15,304,789)      (3,833,014)
                                               -------------     ------------
Net change in net assets.....................    (25,640,982)       6,751,807
Net Assets:
Beginning of period..........................     75,431,054       68,679,247
                                               -------------     ------------
End of period................................   $ 49,790,072      $75,431,054
                                               =============     ============
End of period net assets includes
 undistributed net investment income.........   $    452,764      $ 2,263,190
                                               =============     ============


32 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      International
                                               -----------------------------
                                                Year Ended        Year Ended
                                                October 31,      October 31,
                                                   1998              1997
                                                -----------      -----------
Share Transactions:
Class I:
 Number of shares sold.......................        656,589          630,372
 Number of shares issued upon reinvestment of
  distributions..............................        578,793          172,688
 Number of shares redeemed...................     (2,454,649)        (556,978)
                                               -------------     ------------
 Net increase (decrease).....................     (1,219,267)         246,082
                                               =============     ============
Class A:
 Number of shares sold.......................        186,374          151,961
 Number of shares issued upon reinvestment of
  distributions..............................         78,529           15,434
 Number of shares redeemed...................       (395,669)        (707,347)
                                               -------------     ------------
 Net decrease................................       (130,766)        (539,952)
                                               =============     ============
Class C:
 Number of shares sold.......................         13,173               --
 Number of shares redeemed...................            (10)              --
                                               -------------     ------------
 Net increase ...............................         13,163               --
                                               =============     ============



                                           See Notes to Financial Statements. 33

Capital Appreciation Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                                 Mid Cap
                                                          ---------------------
                                                               Period From
                                                            February 4, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment loss.....................................       $   (8,761)
Net realized loss on investments........................         (343,417)
Net change in unrealized gain or loss on investments....          (11,692)
                                                               ----------
 Net decrease in net assets resulting from operations...         (363,870)
                                                               ----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................        4,950,432
 Payments for shares redeemed...........................         (111,022)
Class A:
 Proceeds from shares sold..............................          125,364
 Payments for shares redeemed...........................              (81)
Class C:
 Proceeds from shares sold..............................          100,000
                                                               ----------
 Net increase in net assets from fund share transactions        5,064,693
                                                               ----------
Net change in net assets................................        4,700,823
Net Assets:
Beginning of period.....................................               --
                                                               ----------
End of period...........................................       $4,700,823
                                                               ==========
End of period net assets includes undistributed net
 investment income......................................       $       --
                                                               ==========

Share Transactions:
Class I:
 Number of shares sold..................................          494,694
 Number of shares redeemed..............................          (10,146)
                                                               ----------
 Net increase...........................................          484,548
                                                               ==========
Class A:
 Number of shares sold..................................           12,395
 Number of shares redeemed..............................               (9)
                                                               ----------
 Net increase...........................................           12,386
                                                               ==========
Class C:
 Number of shares sold..................................            8,993
                                                               ----------
 Net increase...........................................            8,993
                                                               ==========


34 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                      Small Company
                                               ----------------------------
                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1998             1997
                                               -----------       -----------
From Operations:
Net investment income (loss).................  $    133,733     $  (154,521)
Net realized gain (loss) on investments......      (132,827)      8,002,725
Net change in unrealized gain or loss on
 investments.................................    (3,889,710)        979,948
                                               ------------     ------------
 Net increase (decrease) in net assets
 resulting from operations...................    (3,888,804)      8,828,152
                                               ------------     ------------
Distributions to Shareholders:
Class I:
 From net realized gains on investments......    (5,713,656)     (7,329,361)
Class A:
 From net realized gains on investments......    (2,110,367)       (972,925)
                                               ------------     ------------
 Decrease in net assets from distributions to
 shareholders................................    (7,824,023)     (8,302,286)
                                               ------------     ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold...................    21,312,922      16,815,478
 Net asset value of shares issued upon
  reinvestment of distributions..............     5,093,695       1,837,628
 Payments for shares redeemed................   (10,817,779)    (28,092,572)
Class A:
 Proceeds from shares sold...................     4,873,997       2,870,705
 Net asset value of shares issued upon
  reinvestment of distributions..............     2,020,035         911,095
 Payments for shares redeemed................    (1,879,360)     (1,139,498)
Class C:
 Proceeds from shares sold...................     1,196,494              --
 Payments for shares redeemed................       (75,405)             --
                                               ------------     ------------
 Net increase (decrease) in net assets from
 fund share transactions.....................    21,724,599       (6,797,164)
                                               ------------     ------------
Net change in net assets.....................    10,011,772       (6,271,298)
Net Assets:
Beginning of period..........................    29,737,894       36,009,192
                                               ------------     ------------
End of period................................  $ 39,749,666     $ 29,737,894
                                               ============     ============
End of period net assets includes
 undistributed net investment income.........  $    133,733     $         --
                                               ============     ============

                                           See Notes to Financial Statements. 35

Capital Appreciation Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                      Small Company
                                               ----------------------------
                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1998             1997
                                               -----------       -----------
Share Transactions:
Class I:
 Number of shares sold.......................     1,756,205        1,328,482
 Number of shares issued upon reinvestment of
  distributions..............................       447,994          157,196
 Number of shares redeemed...................      (827,622)      (2,218,247)
                                               ------------     ------------
 Net increase (decrease).....................     1,376,577         (732,569)
                                               ============     ============
Class A:
 Number of shares sold.......................       410,840          203,638
 Number of shares issued upon reinvestment of
  distributions..............................       182,314           79,225
 Number of shares redeemed...................      (162,947)         (86,725)
                                               ------------     ------------
 Net increase................................       430,207          196,138
                                               ============     ============
Class C:
 Number of shares sold.......................       115,726               --
 Number of shares redeemed...................        (8,114)              --
                                               ------------     ------------
 Net increase................................       107,612               --
                                               ============     ============


36 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            Value Opportunity
                                                          ---------------------
                                                               Period From
                                                            February 2, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment income...................................       $   14,246
Net realized loss on investments........................         (252,240)
Net change in unrealized gain or loss on investments....          191,221
                                                               ----------
 Net decrease in net assets resulting from operations...          (46,773)
                                                               ----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................        5,002,155
 Payments for shares redeemed...........................         (369,095)
Class A:
 Proceeds from shares sold..............................          528,702
 Payments for shares redeemed...........................          (35,490)
Class C:
 Proceeds from shares sold..............................          104,915
                                                               ----------
 Net increase in net assets from fund share transactions        5,231,187
                                                               ----------
Net change in net assets................................        5,184,414
Net Assets:
Beginning of period.....................................               --
                                                               ----------
End of period...........................................       $5,184,414
                                                               ==========
End of period net assets includes undistributed net
 investment income......................................       $   14,246
                                                               ==========
Share Transactions:
Class I:
 Number of shares sold..................................          499,755
 Number of shares redeemed..............................          (36,725)
                                                               ----------
 Net increase...........................................          463,030
                                                               ==========
Class A:
 Number of shares sold..................................           50,077
 Number of shares redeemed..............................           (3,546)
                                                               ----------
 Net increase...........................................           46,531
                                                               ==========
Class C:
 Number of shares sold..................................            9,556
                                                               ----------
 Net increase...........................................            9,556
                                                               ==========


                                           See Notes to Financial Statements. 37

Capital Appreciation Funds
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------
1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Growth Fund, (Growth) Aetna International Fund, (International), Aetna Mid Cap Fund (Mid Cap), Aetna Small Company Fund (Small Company) and Aetna Value Opportunity Fund (Value Opportunity).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer three classes of shares, Class I, Class A and Class C. Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: International on December 27, 1991, Growth and Small Company on January 4, 1994, Value Opportunity on February 2, 1998, and Mid Cap on February 4, 1998. Class A and Class C shares are offered to accounts not eligible to buy Class I shares. Class A shares are generally subject to a front end sales charge and a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except Value Opportunity and Mid Cap, which were made available to the public February 2, 1998 and February 4, 1998, respectively. Class C shares are generally subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase, a distribution fee pursuant to Rule 12b-1 of the Act and a service fee. Class C shares were first made available to the public on June 30, 1998.

The following is each Fund's investment objective:

     Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

     International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

     Mid Cap seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

     Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

     Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Value Opportunity will use a value-oriented approach to stock selection.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Effective October 1, 1998, Bradley, Foster & Sargent, Inc. (Bradley) was appointed Sub-Adviser to Value Opportunity. Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. (ACI) became each Fund's principal underwriter. Aeltus, ALIAC, AISI and ACI are all indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies (continued)

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

Capital Appreciation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies (continued)

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. Each Fund may invest up to 15% of its total assets in illiquid securities. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Futhermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

E. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory, Shareholder Services and Distribution Fees

Each Fund pays Aeltus a monthly fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' annual Investment Advisory fee ranges and the effective annual rates before waivers as of October 31, 1998:

                     FEE RANGE     EFFECTIVE RATE
                     ---------     --------------
Growth              0.70%-0.550%      0.70%
International       0.85%-0.700%      0.85%
Mid Cap             0.75%-0.700%      0.75%
Small Company       0.85%-0.725%      0.85%
Value Opportunity   0.70%-0.550%      0.70%

--------------------------------------------------------------------------------
3. Investment Advisory, Shareholder Services and Distribution Fees (continued)

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Growth, International and Small Company's Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC received $357,735 from the Funds, of which it paid $230,807 to Aeltus.

Effective October 1, 1998, Aeltus has entered into a subadvisory agreement with Bradley for Value Opportunity. As Sub-Adviser, Bradley supervises the investment and reinvestment of cash and equity securities. The Subadvisory Agreement provides that Aeltus will pay Bradley a subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million and 0.10% of Value Opportunity's average daily net assets above $250 million. For the period October 1, 1998 through October 31, 1998 Aeltus paid Bradley $629.

Aeltus has entered into a consulting agreement with Bradley for Value Opportunity and Aetna Value Opportunity VP, a portfolio of Aetna Variable Portfolios, Inc. under which Bradley will provide assistance with shareholder communications, contribute to marketing efforts and other non-investment advisory services for the Value Opportunity Funds in exchange for payment from the Investment Adviser. For the period October 1, 1998 through October 31, 1998 Aeltus paid Bradley $13,000.

Effective February 2, 1998, the Company and Aeltus entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee, of up to 0.425% of the average daily net assets associated with those shares. For the period February 1, 1998 through October 31, 1998, Aeltus paid ALIAC $530,070.

The Shareholder Services Plan for the Class A shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Shareholder Services Plan for the Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A and Class C shares. The plan may be terminated as to each class of shares upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A and Class C shares and service fees incurred by Class C shares.

Capital Appreciation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------
4. Reimbursement and Waiver From Investment Adviser

Aeltus may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

5. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 1998 were:

                                       COST OF PURCHASES       PROCEEDS FROM SALES
                                       -----------------       -------------------
Growth                                   $202,852,358             $174,884,484
International                              84,141,016              113,431,828
Mid Cap                                    10,812,922                5,790,972
Small Company                              72,914,631               64,814,505
Value Opportunity                          11,634,080                6,655,189

6. Capital Loss Carryforwards

As of October 31, 1998 Mid Cap and Value Opportunity incurred capital loss carryforwards of $307,550 and $252,240, respectively. These capital loss carryforwards may be used to offset future capital gains until October 31, 2006, at which time the carryforwards will expire. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

7. Forward Foreign Currency Exchange Contracts

At October 31, 1998, International had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $634,299 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

International
-------------
Exchange  Currency to       U.S. $ Value     Currency to    U.S. $ Value    Unrealized
  Date    be Delivered    October 31, 1998   be Received  October 31, 1998  Gain (Loss)
  ----    ------------    ----------------   -----------  ----------------  -----------
Contracts to Buy
----------------
11/23/98      528            $528             1,000           $536            $8
          U.S. Dollar                         Netherlands
                                              Guilders
------------------------------------------------------------------------------------------

Contracts to Sell
-----------------
11/16/98   4,566,000      822,337             810,724        810,724        (11,613)
          French Franc                        U.S. Dollar
------------------------------------------------------------------------------------------
11/16/98    107,000                           19,469          19,469          198
          French Franc     19,271             U.S. Dollar
------------------------------------------------------------------------------------------
11/16/98   2,160,000                          383,523        383,523          2,604
          French Franc    380,919             U.S. Dollar
------------------------------------------------------------------------------------------
11/16/98    123,000                           21,839          21,839          (254)
          French Franc     22,093             U.S. Dollar
------------------------------------------------------------------------------------------
12/21/98   5,109,000                          936,640        936,640         14,886
          French Franc    921,754             U.S. Dollar
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Forward Foreign Currency Exchange Contracts (continued)



International (continued)
-------------------------
  Exchange      Currency to       U.S. $ Value    Currency to    U.S. $ Value    Unrealized
    Date        be Delivered    October 31, 1998  be Received  October 31, 1998  Gain (Loss)
    ----        ------------    ----------------  -----------  ----------------  -----------
Contracts to Sell (continued)
-----------------------------
12/21/98          196,000           $35,668         35,933         $35,933          $265
                French Franc                      U.S. Dollar
----------------------------------------------------------------------------------------------
11/3/98          1,200,300          725,257         680,057        680,057        (45,200)
            German Deutschemark                   U.S. Dollar
----------------------------------------------------------------------------------------------
12/8/98           700,000           406,645         405,308        405,308         (1,337)
            German Deutschemark                   U.S. Dollar
----------------------------------------------------------------------------------------------
12/8/98           118,000            71,136         68,323          68,323         (2,813)
            German Deutschemark                   U.S. Dollar
----------------------------------------------------------------------------------------------
12/8/98           884,000           534,757         511,847        511,847        (22,910)
            German Deutschemark                   U.S. Dollar
----------------------------------------------------------------------------------------------
1/21/99           316,000           191,538         194,581        194,581          3,043
            German Deutschemark                   U.S. Dollar
----------------------------------------------------------------------------------------------
2/3/99           1,200,300          727,905         728,249        728,249           344
            German Deutschemark                    U.S. Dollar
----------------------------------------------------------------------------------------------
2/19/99           910,000           113,509         114,078        114,078           569
             Hong Kong Dollar                     U.S. Dollar
----------------------------------------------------------------------------------------------
2/19/99           640,000            80,813         80,231          80,231          (582)
             Hong Kong Dollar                     U.S. Dollar
----------------------------------------------------------------------------------------------
11/27/98         74,930,000         645,404         527,676        527,676        (117,728)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98        309,006,200        2,669,621       2,353,436      2,353,436       (316,185)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98         4,470,000           38,618         37,836          37,836          (782)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98         57,060,000         492,963         491,600        491,600         (1,363)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98         14,670,000         111,720         111,729        111,729           9
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98         26,280,000         199,393         200,152        200,152          759
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
12/17/98        105,930,000         903,554         806,778        806,778        (96,776)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
1/27/99         120,270,000        1,045,796       1,031,475      1,031,475       (14,321)
                Japanese Yen                      U.S. Dollar
----------------------------------------------------------------------------------------------
11/23/98         1,499,000          792,032         791,948        791,948          (84)
            Netherlands Guilders                  U.S. Dollar
----------------------------------------------------------------------------------------------
11/24/98         2,380,000          313,265         305,893        305,893         (7,372)
              Norwegian Kroner                    U.S. Dollar
----------------------------------------------------------------------------------------------

Capital Appreciation Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------
7. Forward Foreign Currency Exchange Contracts (continued)

International (continued)
-------------
  Exchange      Currency to       U.S. $ Value    Currency to    U.S. $ Value    Unrealized
    Date        be Delivered    October 31, 1998  be Received  October 31, 1998  Gain (Loss)
    ----        ------------    ----------------  -----------  ----------------  -----------
Contracts to Sell (continued)
-----------------------------
11/24/98         3,240,000          $419,841        416,425        $416,425       ($3,416)
              Norwegian Kroner                     U.S. Dollar
----------------------------------------------------------------------------------------------
11/24/98         2,810,000          369,863         355,615        355,615        (14,248)
              Norwegian Kroner                     U.S. Dollar
----------------------------------------------------------------------------------------------
                                                                                 ($634,299)
                                                                               ===============

8. Authorized Capital Shares

The Company is authorized to issue a total of 9.7 billion shares. Of those 9.7 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds, except International, have been allocated 100 million shares each of Class I, Class A and Class C shares. International has been allocated 200 million shares each of Class I, Class A and Class C shares. As of October 31, 1998, the following shares of the Funds were owned by ALIAC and its affiliates:

                                  Class I  Class A    Class C
                                  -------  -------    -------
Growth                              --        --      5,599
International                     12,358   776,940    7,524
Mid Cap                          479,857    10,000    8,993
Small Company                       --        --      8,258
Value Opportunity                453,649    10,000    9,058

9. Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Funds' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Funds.

                                      Undistributed Net           Accumulated
                 Paid-in Capital      Investment Income     Net Realized Gain (Loss)
               Increase/(Decrease)   Increase/(Decrease)         on Investments
               -------------------   -------------------       Increase/(Decrease)
                                                               -------------------
International        $    --               $263,823                ($263,823)
Mid Cap               (8,761)                 8,761                       --

Capital Appreciation Funds
Additional Information
October 31, 1998
--------------------------------------------------------------------------------
Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Growth                               9.42%
Small Company                        4.56%

In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                         Aggregate    Per Share
                                         ---------    ---------
Growth                                   $7,048,803  $1.29
International                             5,213,762   0.86
Small Company                             3,081,696   1.68

The International Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1998. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on October 31, 1998) are as follows:

Country                                          Dividends   Foreign Tax
-------
Australia                                          0.0163      0.0001
Belgium                                            0.0022      0.0003
Brazil                                             0.0017      0.0003
Canada                                             0.0047      0.0007
Chile                                              0.0009      0.0003
Switzerland                                        0.0147      0.0022
Germany                                            0.0224      0.0022
Denmark                                            0.0043      0.0007
Spain                                              0.0082      0.0012
Finland                                            0.0069      0.0010
France                                             0.0235      0.0000
United Kingdom                                     0.0540      0.0075
Hong Kong                                          0.0063      0.0000
Ireland                                            0.0055      0.0000
Italy                                              0.0077      0.0012
Japan                                              0.0173      0.0027
Netherlands                                        0.0097      0.0017
Norway                                             0.0065      0.0010
New Zealand                                        0.0028      0.0004
Panama                                             0.0010      0.0000
Sweden                                             0.0161      0.0024

The pass through of the foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 1999.

Capital Appreciation Funds
Additional Information (continued)
October 31, 1998
--------------------------------------------------------------------------------
Special Meeting of Shareholders (Unaudited)

On September 4, 1998, a Special Shareholder Meeting was held for Value Opportunity. Shareholders of record on June 30, 1998 were entitled to vote at the meeting. The shareholders of Value Opportunity voted to approve a Subadvisory Agreement with Bradley. See Note 3 of Notes to Financial Statements for a description of the services provided and the compensation arrangement defined by the terms of the agreement. Results of the vote were:

                                                                Votes Cast  Votes Cast
                                                                   For       Against    Abstentions
                                                                   ---       -------    -----------
Value Opportunity                                                 475,245     --          16,916


Year 2000 (Unaudited)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Capital Appreciation Funds
Financial Highlights
Growth
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                Period From
                                                                              January 4, 1994
                                                                             (Commencement of
                        Year Ended   Year Ended   Year Ended   Year Ended       Operations)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       CLASS I             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $  17.02     $ 14.36      $ 13.75      $ 10.78         $ 10.00
                         --------     -------      -------      -------         -------
Income from investment
operations:
 Net investment income       0.01        0.01         0.03         0.04            0.09
 Net realized and
 change in unrealized
 gain or loss on
 investments..........       2.09        3.88         2.39         3.02            0.69
                         --------     -------      -------      -------         -------
   Total from
    investment
    operations........       2.10        3.89         2.42         3.06            0.78
                         --------     -------      -------      -------         -------
Less distributions:
 From net investment
 income...............         --       (0.03)       (0.05)       (0.08)             --
 From net realized
 gains on investments       (2.50)      (1.20)       (1.76)       (0.01)             --
                         --------     -------      -------      -------         -------
   Total distributions      (2.50)      (1.23)       (1.81)       (0.09)             --
                         --------     -------      -------      -------         -------
Net asset value, end
 of period ...........   $  16.62     $ 17.02      $ 14.36      $ 13.75         $ 10.78
                         ========     =======      =======      =======         =======

Total return .........      14.78%      28.95%       19.82%       28.79%           7.70%
Net assets, end of
 period (000's) ......   $128,667     $82,186      $45,473      $36,936         $27,188
Ratio of total
 expenses to average
 net assets ..........       1.00%       1.17%        1.28%        1.20%           0.92%(1)
Ratio of net
 investment income to
 average net assets ..       0.07%       0.08%        0.20%        0.36%           1.10%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........       1.00%       1.17%        1.28%        1.30%           1.42%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to
 average net assets ..       0.07%       0.08%        0.20%        0.26%           0.60%(1)
Portfolio turnover
 rate.................     170.46%     141.07%      144.19%      171.75%         120.32%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 47

Capital Appreciation Funds
Financial Highlights (continued)
Growth
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended     Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       CLASS A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   -----------------
Net asset value,
 beginning of period .   $ 16.76      $ 14.17      $ 13.63      $ 10.74        $ 10.26
                         -------      -------      -------      -------        -------
Income from investment
 operations:
 Net investment income     (0.04)       (0.11)       (0.08)       (0.06)         (0.02)
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      2.05         3.84         2.38         3.00           0.50
                         -------      -------      -------      -------        -------
   Total from
   investment
   operations.........      2.01         3.73         2.30         2.94           0.48
                         -------      -------      -------      -------        -------
Less distributions:
 From net investment
 income...............        --           --           --        (0.05)            --
 From net realized
  gains on investments     (2.40)       (1.14)       (1.76)          --             --
                         -------      -------      -------      -------        -------
   Total distributions     (2.40)       (1.14)       (1.76)       (0.05)            --
                         -------      -------      -------      -------        -------
Net asset value, end
of period ............   $ 16.37      $ 16.76      $ 14.17      $ 13.63        $ 10.74
                         =======      =======      =======      =======        =======

Total return .........     14.34%       28.05%       18.97%       27.92%          4.58%
Net assets, end of
 period (000's) ......   $12,877      $ 8,647      $ 4,615      $ 1,727        $   417
Ratio of total
 expenses to average
 net assets ..........      1.32%        1.92%        2.03%        2.03%          1.72% (1)
Ratio of net
 investment income to
 average
 net assets ..........     (0.25)%      (0.67)%      (0.59)%      (0.47)%        (0.25)%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.32%        1.92%        2.03%        2.14%          2.17% (1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........     (0.25)%      (0.67)%      (0.59)%      (0.58)%        (0.71)%(1)
Portfolio turnover
 rate.................    170.46%      141.07%      144.19%      171.75%        120.32%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

48 See Notes to Financial Statements.

Growth
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          CLASS C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 17.86
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.05)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (1.25)
                                                                -------
   Total from investment operations .......................       (1.30)
                                                                -------
Net asset value, end of period ............................     $ 16.56
                                                                =======

Total return ..............................................       (7.28)%
Net assets, end of period (000's) .........................     $   356
Ratio of total expenses to average net assets .............        1.99% (1)
Ratio of net investment income to average net assets ......       (0.92)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        1.99% (1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (0.92)%(1)
Portfolio turnover rate ...................................      170.46%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 49

Capital Appreciation Funds
Financial Highlights (continued)
International
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     Ten Month
                                                Year Ended   Year Ended   Year Ended   Year Ended   Period Ended    Year Ended
                                                October 31,  October 31,  October 31,  October 31,  October 31,    December 31,
                   CLASS I                         1998         1997         1996         1995          1994           1993
----------------------------------------------  -----------  -----------  -----------  -----------  ------------  --------------
Net asset value, beginning of period .........   $ 13.65      $ 11.79      $ 10.62      $ 11.56     $ 11.17          $  8.88
                                                 -------      -------      -------      -------     -------          -------
Income from investment operations:
 Net investment income .......................      0.02         0.02         0.03         0.11        0.06             0.05
 Net realized and change in unrealized gain or
 loss on investments .........................      1.06         2.89         1.59        (0.09)       0.33             2.65
                                                 -------      -------      -------      -------     -------          -------
   Total from investment operations ..........      1.08         2.91         1.62         0.02        0.39             2.70
                                                 -------      -------      -------      -------     -------          -------
Less distributions:
 From net investment income ..................     (0.40)       (0.16)       (0.19)       (0.40)         --            (0.39)
 From net realized gains on investments ......     (2.46)       (0.89)       (0.26)       (0.56)         --            (0.02)
                                                 -------      -------      -------      -------     -------          -------
   Total distributions .......................     (2.86)       (1.05)       (0.45)       (0.96)         --            (0.41)
                                                 -------      -------      -------      -------     -------          -------
Net asset value, end of period ...............   $ 11.87      $ 13.65      $ 11.79      $ 10.62     $ 11.56          $ 11.17
                                                 =======      =======      =======      =======     =======          =======

Total return .................................     10.22%       26.02%       15.61%       (0.04)%      3.49%           30.37%
Net assets, end of period (000's) ............   $34,556      $56,369      $45,786      $25,102     $31,479          $39,847
Ratio of total expenses to average net assets       1.48%        1.72%        2.17%        1.37%       1.66%(1)         1.48%
Ratio of net investment income to average net
 assets.......................................      0.15%        0.18%        0.40%        1.02%       0.71%(1)         0.50%
Ratio of net expense before reimbursement and
 waiver to average net assets ................      1.67%        1.72%        2.17%        1.50%       1.80%(1)         1.77%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets ..................................     (0.04)%       0.18%        0.40%        0.88%       0.57%(1)         0.20%
Portfolio turnover rate ......................    152.73%      194.41%      135.92%       32.91%      81.67%          110.38%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

50 See Notes to Financial Statements.

International
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       CLASS A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $ 13.57      $ 11.77      $ 10.59      $ 11.51        $ 11.24
                         -------      -------      -------      -------        -------
Income from investment
operations:
 Net investment income     (0.02)       (0.07)       (0.05)        0.03           0.01
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      1.05         2.88         1.57        (0.20)          0.26
                         -------      -------      -------      -------        -------
   Total from
    investment
    operations........      1.03         2.81         1.52        (0.17)          0.27
                         -------      -------      -------      -------        -------
Less distributions:
 From net investment
 income...............     (0.31)       (0.12)       (0.08)       (0.27)            --
 From net realized
 gains on investments      (2.46)       (0.89)       (0.26)       (0.48)            --
                         -------      -------      -------      -------        -------
   Total distributions     (2.77)       (1.01)       (0.34)       (0.75)            --
                         -------      -------      -------      -------        -------
Net asset value, end
 of period ...........   $ 11.83      $ 13.57      $ 11.77      $ 10.59        $ 11.51
                         =======      =======      =======      =======        =======

Total return .........      9.76%       25.07%       14.67%       (0.81)%         2.40%
Net assets, end of
 period (000's) ......   $15,078      $19,063      $22,893      $26,464        $26,647
Ratio of total
 expenses to average
 net assets ..........      1.82%        2.47%        2.94%        2.12%          2.27%(1)
Ratio of net
 investment income to
 average net assets ..     (0.19)%      (0.57)%      (0.42)%       0.27%          0.17%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      2.01%        2.47%        2.94%        2.25%          2.41%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........     (0.38)%      (0.57)%      (0.42)%       0.14%          0.02%(1)
Portfolio turnover
 rate.................    152.73%      194.41%      135.92%       32.91%         81.67%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 51

Capital Appreciation Funds
Financial Highlights (continued)
International
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          CLASS C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 13.29
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.03)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (1.41)
                                                                -------
   Total from investment operations .......................       (1.44)
                                                                -------
Net asset value, end of period ............................     $ 11.85
                                                                =======

Total return ..............................................      (10.84)%
Net assets, end of period (000's) .........................     $   156
Ratio of total expenses to average net assets .............        2.36% (1)
Ratio of net investment income to average net assets ......       (0.73)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.55% (1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (0.92)%(1)
Portfolio turnover rate ...................................      152.73%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

52 See Notes to Financial Statements.

Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 4, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          CLASS I                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income.....................................       (0.02)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (0.69)
                                                                -------
   Total from investment operations .......................       (0.71)
                                                                -------
Net asset value, end of period ............................     $  9.29
                                                                =======

Total return ..............................................       (7.10)%
Net assets, end of period (000's) .........................     $ 4,503
Ratio of total expenses to average net assets .............        1.15%(1)
Ratio of net investment income to average net assets ......       (0.21)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.59%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (2.65)%(1)
Portfolio turnover rate ...................................      113.99 %

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 53

Capital Appreciation Funds
Financial Highlights (continued)
Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 4, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          CLASS A                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.04)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (0.68)
                                                                -------
   Total from investment operations .......................       (0.72)
                                                                -------
Net asset value, end of period ............................     $  9.28
                                                                =======

Total return ..............................................       (7.20)%
Net assets, end of period (000's) .........................     $   115
Ratio of total expenses to average net assets .............        1.40%(1)
Ratio of net investment income to average net assets ......       (0.46)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.84%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (2.90)%(1)
Portfolio turnover rate ...................................      113.99%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

54 See Notes to Financial Statements.

Mid Cap
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          CLASS C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 11.12
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.04)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (1.82)
                                                                -------
   Total from investment operations .......................       (1.86)
                                                                -------
Net asset value, end of period ............................     $  9.26
                                                                =======

Total return ..............................................      (16.73)%
Net assets, end of period (000's) .........................     $    83
Ratio of total expenses to average net assets .............        2.15%(1)
Ratio of net investment income to average net assets ......       (1.21)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        4.59%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (3.65)%(1)
Portfolio turnover rate ...................................      113.99%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 55

Capital Appreciation Funds
Financial Highlights (continued)
Small Company
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                             January 4, 1994
                                                                             (Commencement of
                        Year Ended   Year Ended   Year Ended   Year Ended      Operations)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       CLASS I             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $ 15.55      $ 14.67      $ 13.52      $ 10.39        $ 10.00
                         -------      -------      -------      -------        -------
Income from investment
operations:
 Net investment income      0.09        (0.06)       (0.08)          --           0.02
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.90)        4.45         2.64         3.15           0.37
                         -------      -------      -------      -------        -------
   Total from
    investment
    operations........     (0.81)        4.39         2.56         3.15           0.39
                         -------      -------      -------      -------        -------
Less distributions:
 From net investment
 income...............        --           --           --        (0.02)            --
 From net realized
 gains on investments      (4.31)       (3.51)       (1.41)          --             --
                         -------      -------      -------      -------        -------
   Total distributions     (4.31)       (3.51)       (1.41)       (0.02)            --
                         -------      -------      -------      -------        -------
Net asset value, end
 of period ...........   $ 10.43      $ 15.55      $ 14.67      $ 13.52        $ 10.39
                         =======      =======      =======      =======        =======

Total return .........     (7.47)%      37.80%       19.78%       30.39%          3.90%
Net assets, end of
 period (000's) ......   $29,543      $22,661      $32,125      $33,511        $25,879
Ratio of total
 expenses to average
 net assets ..........      1.32%        1.58%        1.44%        1.41%          1.15%(1)
Ratio of net
 investment income to
 average net assets ..      0.46%       (0.42)%      (0.53)%      (0.01)%         0.21%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.43%        1.58%        1.44%        1.49%          1.58%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to
 average net assets ..      0.35%       (0.42)%      (0.53)%      (0.08)%        (0.22)%(1)
Portfolio turnover
 rate.................    211.87%      150.43%      163.21%      156.43%        116.28%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

56 See Notes to Financial Statements.

Small Company
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       CLASS A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $ 15.20      $ 14.42      $ 13.39      $ 10.35        $ 10.24
                         -------      -------      -------      -------        -------
Income from investment
operations:
 Net investment income      0.01        (0.16)       (0.18)       (0.11)         (0.04)
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.84)        4.36         2.62         3.15           0.15
                         -------      -------      -------      -------        -------
   Total from
   investment
   operations.........     (0.83)        4.20         2.44         3.04           0.11
                         -------      -------      -------      -------        -------
Less distributions:
 From net realized
 gains on investments      (4.22)       (3.42)       (1.41)          --             --
                         -------      -------      -------      -------        -------
   Total distributions     (4.22)       (3.42)       (1.41)          --             --
                         -------      -------      -------      -------        -------
Net asset value, end
 of period ...........   $ 10.15      $ 15.20      $ 14.42      $ 13.39        $ 10.35
                         =======      =======      =======      =======        =======

Total return .........     (7.77)%      36.73%       19.02%       29.44%          0.98%
Net assets, end of
 period (000's) ......   $ 9,089      $ 7,077      $ 3,884      $ 1,285        $   205
Ratio of total
 expenses to average
 net assets ..........      1.63%        2.33%        2.20%        2.23%          1.78%(1)
Ratio of net
 investment income to
 average
 net assets ..........      0.15%       (1.17)%      (1.26)%      (0.89)%        (0.72)%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.74%        2.33%        2.20%        2.30%          2.14%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      0.04%       (1.17)%      (1.26)%      (0.97)%        (1.07)%(1)
Portfolio turnover
 rate.................    211.87%      150.43%      163.21%      156.43%        116.28%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 57

Capital Appreciation Funds
Financial Highlights (continued)
Small Company
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          CLASS C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 12.11
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.02)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (1.70)
                                                                -------
   Total from investment operations .......................       (1.72)
                                                                -------
Net asset value, end of period ............................     $ 10.39
                                                                =======

Total return ..............................................      (14.21)%
Net assets, end of period (000's) .........................     $ 1,118
Ratio of total expenses to average net assets .............        2.30%(1)
Ratio of net investment income to average net assets ......       (0.52)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.41%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (0.63)%(1)
Portfolio turnover rate ...................................      211.87%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

58 See Notes to Financial Statements.

Value Opportunity
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          CLASS I                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.03
 Net realized and change in unrealized gain or loss on
 investments...............................................       (0.04)
                                                                -------
   Total from investment operations........................       (0.01)
                                                                -------
Net asset value, end of period ............................     $  9.99
                                                                =======

Total return ..............................................       (0.10)%
Net assets, end of period (000's) .........................     $ 4,625
Ratio of total expenses to average net assets .............        1.10%(1)
Ratio of net investment income to average net assets ......        0.37%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.41%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (1.94)%(1)
Portfolio turnover rate ...................................      132.45%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 59

Capital Appreciation Funds
Financial Highlights (continued)
Value Opportunity
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          CLASS A                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income.....................................        0.01
 Net realized and change in unrealized gain or loss on
 investments...............................................       (0.04)
                                                                -------
   Total from investment operations........................       (0.03)
                                                                -------
Net asset value, end of period ............................     $  9.97
                                                                =======

Total return ..............................................       (0.30)%
Net assets, end of period (000's) .........................     $   464
Ratio of total expenses to average net assets .............        1.35%(1)
Ratio of net investment income to average net assets ......        0.12%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.66%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (2.19)%(1)
Portfolio turnover rate ...................................      132.45%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

60 See Notes to Financial Statements.

Value Opportunity
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          CLASS C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 11.04
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.02)
 Net realized and change in unrealized gain or loss on
 investments...............................................       (1.07)
                                                                -------
   Total from investment operations .......................       (1.09)
                                                                -------
Net asset value, end of period ............................     $  9.95
                                                                =======

Total return ..............................................       (9.88)%
Net assets, end of period (000's) .........................     $    95
Ratio of total expenses to average net assets .............        2.10%(1)
Ratio of net investment income to average net assets ......       (0.63)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        4.41%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (2.94)%(1)
Portfolio turnover rate ...................................      132.45%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 61

                          Independent Auditors' Report




The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth Fund, Aetna International Fund, Aetna Mid Cap Fund, Aetna Small Company Fund and Aetna Value Opportunity Fund, portfolios of Aetna Series Fund, Inc. (collectively the Capital Appreciation Funds), including the portfolios of investments as of October 31, 1998, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for Class I shares of Aetna Growth Fund, Aetna Small Company Fund and Aetna International Fund for each of the years in the four year period ended October 31, 1998 and the period from January 4, 1994 (commencement of operations) to October 31, 1994, for Aetna Growth Fund and Aetna Small Company Fund and the ten month period ended October 31, 1994 and the year ended December 31, 1993 for Aetna International Fund, financial highlights for Class A shares of Aetna Growth Fund, Aetna Small Company Fund and Aetna International Fund for each of the years in the four year period ended October 31, 1998 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994, financial highlights for Class I and Class A shares of Aetna Mid Cap Fund for the period from February 4, 1998 (commencement of operations) to October 31, 1998, of Aetna Value Opportunity Fund for the period from February 2, 1998 (commencement of operations) to October 31, 1998, and financial highlights for Class C shares for the period from June 30, 1998 (date of initial public offering) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Capital Appreciation Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Funds as of October 31, 1998, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP


Hartford, Connecticut
December  11, 1998

[BEGIN DESCRIPTION OF LINE CHART]

                                                             Aetna Balanced Fund
                                                               Growth of $10,000




          Aetna Balaced Fund (Class I)       60% S&P 500 Index/40% Lehman Aggregate

Jan-92    10000                              10000
          10020                               9797
          10309                              10068
          10459                              10433
Dec-92    10669                              10758
          10989                              11219
          11119                              11373
          11449                              11668
Dec-93    11709                              11833
          11398                              11429
          11268                              11412
          11531                              11775
Dec-94    11509                              11794
          12053                              12720
          13078                              13758
          13890                              14520
Dec-95    14522                              15294
          14907                              15671
          15460                              16129
          16066                              16555
Oct-96    16394                              16975
          17289                              18264
          17040                              18580
          19685                              21107
Oct-97    19602                              20813
          20417                              21991
          22145                              23865
          22211                              24230
Oct-98    21711                              24441

[END DESCRIPTION OF LINE CHART]



---------------------------------------------------------
             Average Annual Total Returns
        for the period ended October 31, 1998*
---------------------------------------------------------
            Inception Date  1 Year  5 Years    Inception*
---------------------------------------------------------
Class I        01/03/92     10.81%  13.42%      12.03%
---------------------------------------------------------
Class A:       04/15/94
 POP (1)                    4.09%   11.30%      10.27%
 NAV (2)                    10.44%  12.63%      11.23%
---------------------------------------------------------
Class C:       06/30/98
                            8.74%   12.30%      10.92%
 w/CDSC (3)
 NAV                        9.74%   12.30%      10.92%
---------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                              Aetna Balanced Fund

How did the Fund perform during the period?

The Aetna Balanced Fund Class I shares generated a 10.81% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 17.45% for the same period. Among domestic hybrid funds tracked by Morningstar, Inc., Class I shares' performance over the one year and five year periods ended October 31, 1998 ranked in the top 31% (out of 660 funds) and 26% (out of 249 funds), respectively, and Class A shares' performance over the year ended October 31, 1998 placed it in the top 34% (out of 660 funds).

What economic or financial market conditions impacted the Fund?

Twelve months ago the market was working its way through the Pacific Rim financial crisis, the first serious exogenous shock to the system in a few years. Prior to that, the environment was often referred to as Goldilocks-like; inflation was falling, profits were rising and stocks were soaring. Over the last four to six months, a series of shocks such as the Long Term Capital

                                                     See Definition of Terms. 63

Hedge Fund debacle, the Russian devaluation, continuing malaise in Asia, and a perceived threat of over-capacity and global deflation have left the perception of a Goldilocks economy tattered. As a result, a flight to quality and liquidity occurred throughout the equity and fixed income markets, causing large cap stocks to outperform small cap stocks and Treasuries to be the asset class of choice within the fixed income market. The Federal Reserve lowered the Fed Funds rate by 0.25% in both September and October to prevent these negative forces from significantly weakening domestic growth.

What investments influenced the Fund's performance over the past twelve months?

The main driver of the Fund's underperformance versus its benchmark over the past twelve months has been an underweight position in large cap stocks in favor of small cap stocks. Over the past year, while the S&P 500 ran up an almost 21.98% return, the Russell 2000 has declined 11.84%. This spread (+33.82%), with one exception, is the largest recorded since 1927 (Ibbotson small cap returns were used for this analysis prior to 1990). In addition, being overweight in high yield bonds hurt relative performance as the market's global economic concerns caused investors to favor issues of the highest quality and liquidity.

What is your outlook going forward?

Many investors remain skeptical about the market as a result of the sharp third quarter correction. However, given the emphatic nature of the recent rally and the Fed's relatively prompt response to the worldwide deterioration in credit conditions, stocks in general could work their way higher over the next three to six months. The combination of an easing Fed confirmed by advancing prices has historically been quite bullish. We will continue to monitor the Fund's exposure to small cap stocks over the next few months in order to take advantage of attractive valuations that arise. Within the bond portion of the Fund, we recently sold most of the Treasuries and swapped into mortgage-backed securities and investment grade corporates to take advantage of historically wide spreads. We will maintain this yield advantage in the bond portion as long as the risk/return tradeoff remains favorable. The Fund's asset allocation target as of October 31, 1998 reflects our near term market outlook; 45% large company stocks, 10% small company stocks, 35% bonds, and 10% cash.


Large Cap Portfolio Sector Breakdown:

                                % of Equity   % of S&P    Over/(Under)
Sector                             Stocks        500        Weighting
Basic Materials                     2.2%         3.5%        (1.3)%
Commercial Services                 3.4%         1.9%         1.5%
Consumer Discretionary             14.8%        11.3%         3.5%
Consumer Non-Discretionary          6.5%        10.2%        (3.7)%
Energy                              4.9%         7.8%        (2.9)%
Finance                            17.1%        16.1%         1.0%
Healthcare                         12.2%        12.7%        (0.5)%
Manufacturing                      13.0%        10.4%         2.6%
Technology                         12.8%        15.7%        (2.9)%
Utilities                          13.1%        10.4%         2.7%


64 See Definition of Terms.

                                 % of Net
Top Ten Equity Holdings           Assets
Microsoft Corp.                    2.0%
General Electric Co.               1.3%
Wal-Mart Stores, Inc.              1.2%
Pfizer, Inc.                       1.1%
AT&T Corp.                         0.9%
Lucent Technologies, Inc.          0.8%
Exxon Corp.                        0.8%
Cisco Systems, Inc.                0.8%
Coca-Cola Co.                      0.8%
Merck & Co., Inc.                  0.7%


                                                            % of Net
Top Five Income Holdings                                     Assets
Government National Mortgage Association, 7.50%, 12/15/23     3.6%
Government National Mortgage Association, 6.50%, 05/15/28     3.4%
Government National Mortgage Association, 8.00%, 12/15/23     3.3%
Federal National Mortgage Asscociation, 6.50%, 11/12/28       1.4%
African Development Bank, 8.80%, 09/01/19                     1.1%



                                                     See Definition of Terms. 65

[BEGIN DESCRIPTION OF LINE CHART]

                                                    Aetna Growth and Income Fund
                                                               Growth of $10,000




          Aetna Growth and Income Fund (Class I)       S&P 500 Index

Jan-92    10000                                        10000
           9940                                         9747
           9940                                         9932
          10299                                        10245
Dec-92    10779                                        10760
          11060                                        11231
          10929                                        11286
          11199                                        11577
Dec-93    11489                                        11845
          11149                                        11396
          11093                                        11444
          11413                                        12004
Dec-94    11449                                        12002
          12127                                        13170
          13225                                        14428
          14350                                        15575
Dec-95    15059                                        16513
          15884                                        17400
          16701                                        18181
          17397                                        18743
Oct-96    17955                                        19260
          20306                                        21575
          20225                                        22095
          24486                                        26439
Oct-97    24677                                        25447
          25126                                        27384
          28458                                        31174
          27667                                        31542
Oct-98    25619                                        31047

[END DESCRIPTION OF LINE CHART]



---------------------------------------------------------
             Average Annual Total Returns
        for the period ended October 31, 1998*
---------------------------------------------------------
            Inception Date  1 Year  5 Years    Inception*
---------------------------------------------------------
Class I        01/03/92      3.80%  17.67%      14.78%
---------------------------------------------------------
Class A:       04/15/94
 POP (1)                    -2.52%  15.57%      13.06%
 NAV (2)                     3.42%  16.95%      14.04%
---------------------------------------------------------
Class C:       06/30/98
                             1.85%  16.51%      13.65%
 w/CDSC (3)
 NAV                         2.85%  16.51%      13.65%
---------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                          Aetna Growth and Income Fund

How did the Fund perform during the period?

The Aetna Growth and Income Fund Class I shares generated a 3.80% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.98% for the same period. Among large blend funds tracked by Morningstar, Inc., Class I shares' performance over the one year and five year periods ended October 31, 1998 ranked in the top 92% (out of 791 funds) and 46% (out of 354 funds), respectively, and Class A shares' performance over the year ended October 31, 1998 placed it in the top 93% (out of 791 funds).

What economic or financial market conditions impacted the Fund?

The past year was an extremely difficult one for Aetna Growth and Income Fund. For the past several years we have used asset class diversification as a means of: 1) reducing the expected volatility of the Fund, 2) enhancing expected return by participating in asset classes with high historical returns, and 3) boosting the income of the Fund through ownership of high yielding asset classes. During the twelve months ended October 31, 1998, the return of the S&P 500 far outpaced that of other

66 See Definition of Terms.

equity asset classes, and the Fund's return was held back because of this diversified posture.


[BEGIN DESCRIPTION OF BAR CHART]


--------------------------------------------------------------------------------

                           1 Year Asset Class Returns
                                 As of 10/31/98


       22.0%


                                           10.0%

                                6.7%                                5.0%
    ------------------------------------------------------------------------


                   -11.8%                             -12.8%


         S&P      Russell       S&P         MSCI       NAREIT      91 Day
         500       2000        Midcap       EAFE       Equity      T-bill
    ------------------------------------------------------------------------
       Lg. Cap    Sm. Cap      Midcap       Int'l      REITs        Cash
        Stocks    Stocks       Stocks       Stocks     Equity

--------------------------------------------------------------------------------

[END DESCRIPTION OF BAR CHART]



In particular, small cap and mid cap stocks trailed the S&P 500 by an unusual margin. Historically, these three indices have had a fairly high correlation to each other, so the enormous divergence in performance was very surprising.

In managing the Growth and Income Fund, we balance two risk control objectives. First, we want to deliver below-average downside absolute risk. That is the historic competitive positioning of the Fund, and what our investors have come to expect. Second, we want to deliver returns that are consistently competitive within our style category. We tend to use Morningstar's categories, and they classify the Growth and Income Fund as a "large blend" fund, meaning that on average over time we emphasize large cap stocks, but do not have an exclusive emphasis on either growth stocks or value stocks.

Over the past year, our valuation disciplines guided us to prefer small cap and mid cap stocks to large cap stocks to a greater than average extent because they were unusually inexpensive relative to large cap stocks in order to lower our benchmark risk. However, the unusual divergence of returns among these asset classes caused us to increase our estimate of the expected benchmark risk relative to other funds in our category, and as a result, we reduced our weight in small cap and mid cap stocks in favor of large cap stocks. In addition, we increased our weight in equity real estate investment trusts (REITs) in order to take advantage of extremely attractive values found in that asset class.

Asset Allocation:                          % of            Notional Value*            Economic     Exposure*
Asset Class                             Investment   of Futures     of Options        10/31/98     10/31/97
Large Cap Stocks                            59%         12%            --               71%            46%
Mid Cap Stocks                               4%         --             (1)%              3%            14%
Small Cap Stocks                            11%         --            (10)%              1%            21%
International Stocks                         4%         --             --                4%             6%
Real Estate Stocks                           8%         --             --                8%             2%
Convertible Securities                       1%         --             --                1%             1%
Special Situations**                         3%         --             --                3%             3%
Cash Equivalents                            10%        (12)%           11%               9%             7%
                                      --------------------------------------------------------------------------
                                           100%         --             --              100%           100%
                                      ==========================================================================

                                                     See Definition of Terms. 67

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.


What investments influenced the Fund's performance over the past twelve months?

The basis of our stock and industry selection process is a quantitative factor model, which is primarily comprised of value and momentum factors. Because both our industry and our stock selection techniques use value as a very important factor, our portfolios have a decided value tilt. Currently, the value tilt is even stronger than usual because of the underperformance, and consequent attractive relative value, of value-oriented stocks. Growth stocks have outperformed value stocks by a wide margin thus far in 1998, which shows up both in higher returns for more growth-oriented industries and sectors and also in higher returns for the higher growth stocks within the same industry or sector. Our disciplines currently indicate that value-oriented stocks are unusually inexpensive relative to high P/E, growth stocks.


[BEGIN DESCRIPTION OF BAR CHART]

--------------------------------------------------------------------------------


                          S&P 500 Growth vs S&P Value
                          1 Year Return as of 10/31/98

               21.83%
               ------



                                                  3.62%
                                                  -----

               ------                             -----

               Growth                             Value

--------------------------------------------------------------------------------

[END DESCRIPTION OF BAR CHART]



Value investing is a proven long-term strategy. Normally, value stocks provide both downside protection in a choppy market and long-term above-average returns, two attributes that we like very much. We are not about to abandon value investing because we have hit a rough patch in performance.

What is your outlook going forward?

The "one-two" punch that has hurt us this year is primarily our active positioning of the Fund towards attractively priced small cap and value stocks. Currently, the market is at an historical extreme with respect to these two characteristics, which cut across all layers of our arrangement of portfolios: asset allocation, industry selection and stock selection. We expect to benefit when the market returns to more normal pricing with respect to these characteristics.

The long-term story behind the Aetna Growth and Income Fund hasn't changed. Diversification works well over the long-term. Value investing works well over the long-term. Patience, discipline and sound analysis are crucial, especially at times like these when emotions are running high.

68 See Definition of Terms.

                                 % of
                                Common   % of S&P    Over/(Under)
Sector                          Stocks      500        Weighting
Basic Materials                   2.3%      3.5%        (1.2)%
Commercial Services               5.0%      1.9%         3.1%
Consumer Discretionary           22.6%     11.3%        11.3%
Consumer Non-Discretionary        1.5%     10.2%        (8.7)%
Energy                            4.9%      7.8%        (2.9)%
Finance                          11.8%     16.1%        (4.3)%
Healthcare                       13.4%     12.7%         0.7%
Manufacturing                    10.8%     10.4%         0.4%
Technology                       13.8%     15.7%        (1.9)%
Utilities                        13.9%     10.4%         3.5%

Large Cap Portfolio Sector Breakdown:

                                      % of Net
Top Ten Equity Holdings                Assets
Eli Lilly and Co.                       1.7%
AT&T Corp.                              1.7%
BellSouth Corp.                         1.7%
Intel Corp.                             1.5%
Ford Motor Co.                          1.5%
Allstate Corp. (The)                    1.5%
Merck & Co., Inc.                       1.4%
Sun Microsystems, Inc.                  1.4%
Johnson & Johnson                       1.3%
Abbott Laboratories                     1.2%

                                                     See Definition of Terms. 69

[BEGIN DESCRIPTION OF LINE CHART]

                                               Aetna Real Estate Securities Fund
                                                               Growth of $10,000




          Aetna Real Estate Securities Fund (Class I)       NAREIT Index

Feb-98    10000                                             10000
           9660                                              9680
           9030                                              8927
Oct-98     8320                                              8384

[END DESCRIPTION OF LINE CHART]



-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date      Inception*
-------------------------------------------
Class I         02/02/98         -16.80%
-------------------------------------------
Class A:        02/02/98
 POP (1)                         -21.77%
 NAV (2)                         -17.00%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                      -18.26%
 NAV                             -17.44%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses. Class I, Class A and Class C shares participate in the same portfolio of securities.

                       Aetna Real Estate Securities Fund

How did the Fund perform during the period?

Since its February 2, 1998 inception through October 31, 1998, the Aetna Real Estate Securities Fund Class I returned -16.80, net of fund expenses, versus -16.16 for the National Association of Real Estate Investment Trusts Equity
(REIT) Index(c).

What economic and financial market conditions impacted the Fund?

The public debt and equity markets remain largely closed for capital raising by real estate companies, with joint ventures or asset sales providing relatively limited capital for new investments. We believe equity REITs have demonstrated a healthy sensitivity to the capital markets; with acquisitions virtually coming to a halt and development activity slowing dramatically. The market's 'checks and balances' appear to be materially better than prior real estate cycles.

Overall, real estate securities continued to lag the broader markets during the quarter, a trend which began in the first quarter. However, the negative sentiment pervasive since the first quarter (stemming mostly from slowing growth expectations for real estate) appears to have peaked. The real estate sector enjoyed a brief, if unsustainable, reprieve in September, as the sector

70 See Definition of Terms.

gained 12% in a two-week period but ended the month up only 5.7%. Real estate stocks' high dividend yields and sizable discounts to net asset value sparked the bounce and appear to provide some support for the group. Despite companies posting double digit per share growth on average, the market continues to shrug off the good news and focus on the potential negatives: that real estate development could push the industry toward oversupply and that an economic slowdown could dampen demand for space.

What investments influenced the Fund's performance over the past nine months?

The Fund's under-weight position in hotels has been a large and consistent positive contributor to performance. Strong stock selection within the hotel sector, particularly underweighting of Patriot American Hospitality remained positive for the Fund. With hotel REIT valuations appearing to offer an attractive risk/reward profile, the Fund increased its exposure to the sector, although it remains underweight. In the multi-family sector, the Fund maintained an overweight exposure with the belief that this group could provide stability in a turbulent environment. The multi-family overweight has provided a modest benefit to the Fund year-to-date. At the same time, exposure to the commercial mortgage sector, especially Criimi Mae, produced a substantial drag on performance over the last two months. Unusually wide credit spreads in the commercial mortgage-backed securities market triggered a drastic repricing of mortgage inventories, and corresponding drop in value.

What is your outlook going forward?


With the increasing possibility of a "soft landing" in the national economy, real estate markets should remain in equilibrium, with generally stable conditions expected in most property types. Alternatively, if global financial market turmoil or deflationary pressures were to persist, a domestic, dollar-denominated business with contractual rental income streams - such as real estate - should perform more predictably than the broader market.


We continue to believe equity real estate securities represent an attractive total return opportunity, especially at current levels. Dividend yields average 7.3%, with healthy coverage ratios and strong prospects for continued dividend growth. Consensus Funds From Operations (FFO) estimates per share for the sector (already incorporating reduced external growth assumptions) are currently in the 5% to 7% range, which still compare favorably with the growth expectations of the broader market. Furthermore, REITs currently trade at historically low levels based on the S&P 500 relative earnings multiple. We believe balance sheet strength, stable property fundamentals, access to alternative financing sources (such as joint ventures) and potential for internal growth will continue to differentiate real estate companies in this environment.


Real estate securities involve certain risks, including dependency on a firm's management skills, general and regional economic impact on the industry, changes in the value of properties owned, refinancing and risks similar to those linked to small company investing.


                                      % of Net
Top Ten Equity Holdings                Assets
Equity Office Properties Trust          5.0%
Equity Residential Properties Trust     5.0%
PS Business Parks, Inc.                 4.7%
Camden Property Trust                   4.7%
Kimco Realty Corp.                      4.5%
Brandywine Realty Trust                 4.3%
CBL & Associates Properties, Inc.       4.2%
Post Properties, Inc.                   4.2%
Glenborough Realty Trust, Inc.          4.1%
Vornado Realty Trust                    4.0%


                                                     See Definition of Terms. 71

Definition of Terms

(1) Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.

(2) Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

(3) Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption and assumes redemption at the end of the period.

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(c) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The opinions expressed reflect those of the portfolio manager only through October 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Balanced
--------------------------------------------------------------------------------

                                                  Number of          Market
                                                   Shares            Value
                                               -------------     --------------
COMMON STOCKS (54.6%)
Air Transport (0.5%)
Airborne Freight Corp. ....................        1,700        $      39,844
Alaska Air Group,  Inc. + .................          600               21,563
AMR Corp. + ...............................        2,200              147,400
ASA Holdings,  Inc. .......................        1,800               64,575
Atlantic Coast Airlines Holdings + ........        2,400               57,600
Atlas Air, Inc. + .........................        1,000               34,500
Delta Air Lines, Inc. .....................          500               52,781
Midwest Express Holdings, Inc. + ..........        1,500               47,437
SkyWest,  Inc. ............................        2,000               51,000
Southwest Airlines Co. ....................        2,250               47,672
US Airways Group, Inc. + ..................          900               50,906
                                                               ----------------
                                                                      615,278
                                                               ----------------
Aluminum (0.1%)
Alcan Aluminum Ltd. .......................          900               22,781
Aluminum Co. of America ...................        1,000               79,250
Reynolds Metals Co. .......................          500               29,969
                                                               ----------------
                                                                      132,000
                                                               ----------------
Auto Parts and Hardware (0.3%)
Black & Decker Corp. ......................          700               36,181
Carlisle Co., Inc. ........................        2,000               77,250
CLARCOR, Inc. .............................        1,800               30,375
Genuine Parts Co. .........................        1,300               40,950
Goodyear Tire & Rubber Co. (The)...........          900               48,487
Snap-On, Inc. .............................          300               10,631
SPX Corp. + ...............................          600               32,663
Standard Motor Products,  Inc. ............        1,500               33,375
Stanley Works .............................          600               18,000
Wynn's International, Inc. ................        1,350               25,397
                                                               ----------------
                                                                      353,309
                                                               ----------------
Automotive (1.3%)
Arvin Industries, Inc. ....................        1,500               59,437
Chrysler Corp. ............................        6,300              303,187
Coach USA, Inc. + .........................        1,600               42,900
Dana Corp. ................................          700               29,269
Dura Automotive Systems, Inc. + ...........        3,600               85,950
Eaton Corp. ...............................          400               27,075
Ford Motor Co. ............................       11,500              623,875
General Motors Corp. ......................        3,600              227,025
Gentex Corp. + ............................        2,600               38,188
Johnson Controls,  Inc. ...................          600               33,750
Smith (A.O.) Corp. ........................        1,350               27,591
Standard Products Co.                              1,200               18,825
TRW, Inc. .................................          900               51,244
                                                               ----------------
                                                                    1,568,316
                                                               ----------------
Banks and Thrifts (3.7%)
Bank of New York Co.,  Inc. ...............        4,400              138,875
Bank One Corp. ............................        6,466              316,026
BankAmerica Corp. .........................        9,415              540,788
BankBoston Corp. ..........................        1,600               58,900

                                                  Number of          Market
                                                   Shares            Value
                                               -------------     --------------
Banks and Thrifts (continued)
BB&T Corp. ................................        1,800        $      64,237
Charter One Financial, Inc. ...............        2,807               77,017
Chase Manhattan Corp. .....................        4,600              261,337
City National Corp. .......................        1,500               51,281
Comerica, Inc. ............................        1,650              106,425
Fifth Third Bancorp .......................        1,800              119,250
First Republic Bank + .....................        1,400               34,650
First Union Corp. .........................        5,406              313,548
FirstFed Financial Corp. + ................        3,000               49,125
Fleet Financial Group,  Inc. ..............        5,800              231,637
Flushing Financial Corp. ..................        2,250               34,453
Golden West Financial Corp. ...............          500               45,344
HUBCO,  Inc. ..............................        2,731               73,737
Huntington Bancshares .....................        1,230               35,363
Imperial Bancorp + ........................        3,960               54,945
J.P. Morgan & Co. .........................          600               56,550
KeyCorp ...................................        2,500               75,781
Mellon Bank Corp. .........................        2,400              144,300
Mercantile Bancorporation, Inc. ...........          900               41,119
National City Corp. .......................        1,600              102,900
North Fork Bancorp, Inc. ..................        4,668               92,776
Northern Trust Corp. ......................          800               59,000
Norwest Corp. .............................        4,500              167,344
PNC Bank Corp. ............................        1,800               90,000
Republic New York Corp. ...................          400               16,725
Resource Bancshares Mortgage
 Group, Inc. ..............................        2,000               29,500
Riggs National Corp. ......................        1,300               31,363
Silicon Valley Bancshares + ...............        1,800               36,900
State Street Corp. ........................        1,400               87,325
Summit Bancorporation .....................        1,000               37,938
Suntrust Banks, Inc. ......................        1,600              111,500
U.S. Bancorp ..............................        4,700              171,550
Wachovia Corp. ......                              1,100               99,962
Washington Mutual, Inc. ...................        3,298              123,469
Webster Financial Corp. ...................        1,600               39,500
Wells Fargo & Co. .........................          500              185,000
                                                               ----------------
                                                                    4,407,440
                                                               ----------------
Biotech and Medical Products (0.7%)
Alpharma, Inc. ............................        1,500               41,531
Alza Corp. + ..............................          400               19,150
Amgen, Inc. + .............................        2,600              204,263
Becton,  Dickinson & Co. ..................        1,800               75,825
Boston Scientific Corp. + .................        1,100               59,881
Cooper Companies, Inc. + ..................        1,000               23,750
Guidant Corp. .............................        1,600              122,400
Hanger Orthopedic Group, Inc. + ...........        2,100               41,475
Maxxim Medical, Inc. + ....................        1,300               32,825
Medtronic,  Inc. ..........................        1,600              104,000
Monsanto Co. ..............................        1,400               56,875
ResMed Inc. + .............................          700               35,700
Visx, Inc. + ..............................          600               30,075

                                       See Notes to Portfolio of Investments. 73

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Balanced (continued)
--------------------------------------------------------------------------------

                                                  Number of          Market
                                                   Shares            Value
                                               -------------     --------------
Biotech and Medical Products (continued)
Xomed Surgical Products, Inc. + ...........           900        $      40,444
                                                                ----------------
                                                                       888,194
                                                                ----------------
Chemicals (0.5%)
Dow Chemical Co. ..........................         1,300              121,712
Du Pont (E.I.) de Nemours .................         6,200              356,500
Eastman Chemical Co. ......................           500               29,375
Hercules,  Inc. ...........................           600               19,988
Rohm & Haas Co. ...........................         1,800               60,750
                                                                ----------------
                                                                       588,325
                                                                ----------------
Commercial Services (0.7%)
ADVO,  Inc. + .............................         2,500               63,594
Aviation Sales Co. + ......................         1,100               36,575
Big Flower Holdings, Inc. + ...............         2,400               46,800
Bowne & Co., Inc. .........................         1,800               24,188
Consolidated Graphics,  Inc. + ............           400               18,975
Day Runner, Inc. + ........................         1,600               32,000
Insight Enterprises,  Inc. + ..............         1,350               39,150
Interim Services,  Inc. +  ................         2,200               46,750
Interpublic Group of Co., Inc..............           900               52,650
Lason,  Inc. + ............................         1,000               54,750
Mail-Well, Inc. + .........................         2,800               36,575
Matthews International Corp. ..............         1,500               41,437
Nielsen Media Research ....................         1,800               25,538
NVR, Inc. + ...............................           900               30,600
Omnicom Group, Inc. .......................         1,500               74,156
Pulte Corp. ...............................         1,200               30,900
RCM Technologies,  Inc. +  ................         4,100               61,756
RR Donnelley & Sons Co. ...................         1,000               43,125
Staff Leasing,  Inc. + ....................         1,000               12,375
Staffmark, Inc. + .........................         1,200               21,075
TMP Worldwide Inc. + ......................         1,200               36,000
Valassis Communications, Inc. + ...........         1,600               63,800
                                                                ----------------
                                                                       892,769
                                                                ----------------
Computers (2.2%)
Bell & Howell Co. + .......................         1,300               34,450
Compaq Computer Corp. .....................         9,412              297,654
Computer Sciences Corp. ...................           600               31,650
Computer Task Group, Inc. .................         1,600               49,000
Dell Computer Corp. +  ....................        12,200              800,625
Electronic Data Systems Corp. .............         2,700              109,856
Gateway 2000,  Inc. + .....................           900               50,231
Henry (Jack) & Associates, Inc. ...........           900               41,063
Hewlett Packard Co. .......................         3,600              216,675
International Business Machines Corp. .. ..         5,300              786,719
Sun Microsystems, Inc. + ..................         2,600              151,450
Unisys Corp. + ............................         1,200               31,950
                                                                ----------------
                                                                     2,601,323
                                                                ----------------
Conglomerate and Aerospace (2.3%)
AAR Corp. .................................         1,350               31,219
Alliant Techsystems, Inc. + ...............         1,000               70,000
Aviall, Inc. + ............................         3,100               33,519


                                                   Number of          Market
                                                    Shares            Value
                                               --------------     --------------
Conglomerate and Aerospace (continued)
BE Aerospace, Inc. + ......................         1,400        $      30,100
Boeing Co. ................................         3,400              127,500
Cordant Technologies, Inc. ................         1,400               56,962
General Dynamics Corp. ....................         1,000               59,187
General Electric Co. ......................        17,800            1,557,500
Goodrich (B. F.) Co. ......................           200                7,200
Kellstrom Industries,  Inc. + .............         1,900               42,750
Kroll O' Gara Co. (The) + .................         1,800               44,325
Lockheed Martin Corp. .....................         1,400              155,925
National Service Industries, Inc. .........           200                7,175
Northrop Grumman Corp. ....................           400               31,900
Raytheon Co. + ............................         2,300              133,544
Tenneco, Inc. .............................           900               27,338
Textron, Inc. .............................         1,200               89,250
United Technologies Corp. .................         2,300              219,075
                                                                ----------------
                                                                     2,724,469
                                                                ----------------
Consumer Finance (1.3%)
Associates First Capital Corp. ............         2,752              194,016
Avis Rent A Car, Inc. +  ..................         1,800               36,675
Capital One Financial Corp. ...............           700               71,225
Countrywide Credit Industries, Inc. .......           800               34,550
Electro Rent Corp. + ......................         5,300               51,675
Federal Home Loan Mortgage Corp. ..........         4,400              253,000
Federal National Mortgage Association .. ..        10,200              722,287
Household International, Inc. .............         2,100               76,781
MBNA Corp. ................................         5,250              119,766
Resource America,  Inc. ...................         4,100               40,488
                                                                ----------------
                                                                     1,600,463
                                                                ----------------
Consumer Products (1.7%)
Avon Products, Inc. .......................         1,800               71,438
Bestfoods .................................         2,000              109,000
Clorox Co. ................................           800               87,400
Colgate-Palmolive Co. .....................         1,600              141,400
Eastman Kodak Co. .........................         3,100              240,250
Fossil,  Inc. + ...........................         3,600               65,925
Gillette Co. ..............................         6,300              283,106
International Flavors & Fragrances, Inc....        600               22,463
Kimberly-Clark Corp. ......................         2,300              110,975
Procter & Gamble Co. ......................         7,300              648,787
Twinlab Corp. + ...........................           800               17,750
Unilever NV ...............................         3,900              293,475
                                                                ----------------
                                                                     2,091,969
                                                                ----------------
Consumer Services (1.0%)
Anchor Gaming + ...........................           200               10,175
Applebee's International, Inc. ............         1,600               32,600
Bob Evans Farms, Inc. .....................         2,500               49,219
Brinker International, Inc. + .............         1,900               45,956
Buffets, Inc. + ...........................         4,000               43,250
CEC Entertainment, Inc. + .................         1,500               42,375
Cendant Corp. + ...........................         4,743               54,248
CKE Restaurants,  Inc. ....................         1,230               32,364


74 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                   Number of          Market
                                                    Shares            Value
                                                -------------     --------------
Consumer Services (continued)
Dover Downs Entertainment, Inc. ...........         4,000        $      54,500
Education Management Corp. + ..............         1,500               55,125
Foodmaker, Inc. + .........................         2,000               31,625
H & R Block, Inc. .........................         1,300               58,256
Hilton Hotels Corp. .......................         1,500               30,094
International Speedway Corp. ..............         1,200               37,050
ITI Technologies,  Inc. + .................         1,200               34,650
Marriott International, Inc. ..............           900               24,188
McDonald's Corp. ..........................         4,000              267,500
Metris Companies, Inc. ....................         1,341               44,085
O' Charleys, Inc. + .......................         1,950               23,400
Rental Service Corp. +  ...................         1,500               33,375
Ruby Tuesday, Inc. ........................         3,800               64,125
Service Corp. International ...............         1,700               60,562
Servico, Inc. + ...........................         1,000                4,875
Tricon Global Restaurants, Inc. + .........           580               25,230
United Rentals, Inc. +  ...................         1,700               45,688
Veterinary Centers of America, Inc. + .....         1,700               30,175
                                                                ----------------
                                                                     1,234,690
                                                                ----------------
Consumer Specialties (0.2%)
Action Performance Co., Inc. + ............         1,200               35,850
Brunswick Corp. ...........................           600               11,663
Hasbro, Inc. ..............................           900               31,556
Jostens, Inc. .............................           300                6,769
Mattel,  Inc. .............................         1,700               60,987
Steinway Musical Instruments, Inc. + ......         1,400               30,887
Sturm,  Ruger & Co.,  Inc. ................         2,200               30,388
Sunterra Corp. + ..........................         1,200               11,400
                                                                ----------------
                                                                       219,500
                                                                ----------------
Data and Imaging Services (3.7%)
Autodesk, Inc. ............................           200                6,238
Automatic Data Processing, Inc.............         2,000              155,625
AVT Corp. + ...............................         2,000               43,750
Cisco Systems, Inc. + .....................        14,750              929,250
Computer Associates International, Inc. ...         3,050              120,094
Computer Horizons Corp. + .................         1,200               27,600
EMC/MASS Corp. + ..........................         5,100              328,312
First Data Corp. ..........................         1,600               42,400
Learning Co.,  Inc. (The) + ...............         1,800               46,463
Mapics, Inc. + ............................         2,100               39,638
Microsoft Corp. + .........................        22,700            2,403,362
Oracle Corp. + ............................         5,600              165,550
Parametric Technology Co. + ...............           800               13,300
Progress Software Corp. + .................         1,800               46,912
Reynolds And Reynolds .....................         1,900               34,200
Symantec Corp. + ..........................         1,500               24,000
TSI International Software Ltd. +..........         1,200               37,650
                                                                ----------------
                                                                     4,464,344
                                                                ----------------
Discretionary Retail (3.6%)
99 Cents Only Stores + ....................         1,400               64,750
American Eagle Outfitters, Inc. +..........           800               32,400


                                                   Number of          Market
                                                    Shares            Value
                                                -------------     --------------
Discretionary Retail (continued)
AnnTaylor Stores Corp. + ..................         2,000        $      58,000
AutoZone, Inc. + ..........................         1,000               26,313
Buckle, Inc. + ............................         2,100               38,062
Cato Corp. (The) ..........................         3,300               43,931
Consolidated Stores Corp. + ...............           600                9,863
Costco Companies,  Inc. +  ................         1,900              107,825
CSK Auto Corp. + ..........................         1,000               26,063
Dayton Hudson Corp. .......................         4,000              169,500
Dillards, Inc. ............................           600               18,638
Eagle Hardware & Garden, Inc. + ...........         2,400               55,800
Federated Department Stores, Inc. + .......         1,400               53,812
Fingerhut Companies, Inc. .................         1,700               14,344
Fred's,  Inc. .............................         4,300               56,169
Gap, Inc. .................................         4,050              243,506
Goody's Family Clothing, Inc. + ...........         3,000               32,063
Home Depot,  Inc. .........................        13,900              604,650
J.C. Penney Co., Inc. .....................         1,400               66,500
Kmart Corp. + .............................         3,600               50,850
Kohl's Corp. + ............................         1,500               71,719
Linens 'n Things, Inc. + ..................         2,200               68,062
Lowe's Co., Inc. ..........................         3,900              131,381
May Department Stores Co. .................         1,500               91,500
Men's Wearhouse, Inc. +  ..................         2,550               61,837
Michaels Stores, Inc. +  ..................         1,300               26,000
Musicland Stores Corp. + ..................         3,900               51,431
Nordstrom, Inc. ...........................         1,200               32,775
Pacific Sunwear of California + ...........         1,800               38,925
Pier 1 Imports,  Inc. .....................         3,150               29,138
Renters Choice, Inc. + ....................         1,700               42,181
Sears, Roebuck & Co.  .....................         2,200               98,862
Tandy Corp. ...............................           800               39,650
The Limited, Inc. .........................         1,800               46,125
TJX Companies, Inc. .......................         4,200               79,537
Toys "R" Us, Inc. + .......................         1,000               19,563
Trans World Entertainment Corp. + .........         3,000               61,875
Tweeter Home Entertainment Group + ........         2,400               33,600
Wal-Mart Stores, Inc. .....................        20,700            1,428,300
Williams-Sonoma, Inc. + ...................         1,800               49,050
Zale Corp. + ..............................         1,300               30,794
                                                                ----------------
                                                                     4,305,344
                                                                ----------------
Diversified Financial Services (1.1%)
American Express Co. ......................         3,700              326,987
American General Corp. ....................         2,600              178,100
Citigroup Inc. ............................        12,283              578,069
Morgan Stanley, Dean Witter,
 Discover & Co. ...........................         3,300              213,675
Transamerica Corp. ........................           500               52,000
                                                                ----------------
                                                                     1,348,831
                                                                ----------------
Drugs (5.4%)
Abbott Laboratories .......................        11,800              553,863
American Home Products Corp. ..............         7,100              346,125
Baxter International, Inc. ................         1,100               65,931



                                       See Notes to Portfolio of Investments. 75

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Balanced (continued)
--------------------------------------------------------------------------------


                                                   Number of          Market
                                                    Shares            Value
                                               --------------     --------------
Drugs (continued)
Bristol-Myers Squibb Co. ..................         5,600        $     619,150
Eli Lilly & Co. ...........................         6,500              526,094
Johnson & Johnson .........................         7,600              619,400
Jones Medical Industries,  Inc. ...........         1,200               38,775
Medicis Pharmaceutical Corp. +  ...........         1,000               50,125
Merck & Co., Inc. .........................         6,600              892,650
Pfizer, Inc. ..............................        12,100            1,298,481
Pharmacia & Upjohn, Inc. ..................         2,100              111,169
Roberts Pharmaceutical Corp. + ............           700               15,575
Schering Plough ...........................         7,100              730,412
Warner Lambert Co. ........................         7,600              595,650
                                                                ----------------
                                                                     6,463,400
                                                                ----------------
Electric Utilities (1.5%)
Ameren Corp. ..............................           700               27,956
American Electric Power Co. ...............         1,400               68,512
Baltimore Gas & Electric Co. ..............         1,100               34,513
Black Hills Corp. .........................         1,300               33,556
Calpine Corp. + ...........................         1,800               40,050
Carolina Power & Light Co. ................         1,100               50,463
Central & South West Corp. ................         1,500               41,719
Central Hudson Gas & Electric Co. .........         1,800               72,900
Central Vermont Public Service  ...........         4,300               46,494
Cinergy Corp. .............................         1,200               41,400
Cleco Corp. ...............................         1,000               33,813
Commonwealth Energy System Co. ............         2,000               74,625
Consolidated Edison .......................         1,800               90,225
Dominion Resources, Inc. ..................         1,400               64,662
DTE Energy Co. ............................           800               34,100
Edison International ......................         2,900               76,487
Entergy Corp. .............................         1,700               48,875
FirstEnergy Corp. .........................         1,500               45,000
GPU, Inc. .................................           900               38,813
Houston Industries, Inc. ..................         1,800               55,913
Independent Energy Holdings +  ............         3,900               26,325
Interstate Energy Corp. ...................         2,922               90,399
Minnesota Power, Inc.  ....................           800               33,550
Northern States Power Co. .................         1,000               27,000
Peco Energy Co. ...........................         1,100               42,556
PG&E Corp. ................................         1,100               33,481
Philadelphia Suburban Corp. ...............         1,400               34,388
PP & L Resources,  Inc.  ..................         1,200               32,550
Public Service Co. of New Mexico ..........         3,200               70,600
Public Service Enterprise Group, Inc. .. ..         1,600               60,800
Sierra Pacific Resources ..................         1,500               54,656
Southern Co. ..............................         4,200              118,387
Texas Utilities Co. .......................         1,200               52,500
Triumph Group Inc. +  .....................         1,300               42,088
Unicom Corp. ..............................         1,600               60,300
                                                                ----------------
                                                                     1,799,656
                                                                ----------------
Electrical Machinery and Instruments (0.5%)
Harris Corp. ..............................           500               17,531


                                                   Number of          Market
                                                    Shares            Value
                                               --------------     --------------
Electrical Machinery and Instruments (continued)
Knoll, Inc. + .............................         1,500        $      40,500
Mettler-Toledo International,
 Inc. + ...................................         1,800               39,375
Pitney Bowes,  Inc. .......................         2,000              110,125
Tektronix,  Inc. ..........................            50                  894
Virco Manufacturing Corp. .................         1,320               26,070
Waters Corp. + ............................         1,200               88,200
Xerox Corp. ...............................         2,700              261,562
                                                                ----------------
                                                                       584,257
                                                                ----------------
Electronic Media (0.7%)
Citadel Communications Corp. + ............         2,600               53,300
Clear Channel Communications,
  Inc. + ..................................         1,400               63,788
Tele-Communications,  Inc. +  .............         3,200              134,800
Time Warner, Inc. .........................         3,300              306,281
Viacom, Inc. + ............................         1,700              101,787
Walt Disney Co. (The) .....................         6,900              185,869
                                                                ----------------
                                                                       845,825
                                                                ----------------
Food and Beverage (2.0%)
Anheuser-Busch Co., Inc. ..................         3,100              184,256
Archer-Daniels-Midland Co. ................         1,785               29,787
Beringer Wine Estates Holdings,
 Inc. + ...................................           800               36,300
Brown-Forman Corp. + ......................           500               33,969
Campbell Soup Co. .........................         1,900              101,294
Canandiagua Brands, Inc. + ................           900               45,112
Coca-Cola Co. .............................        13,600              919,700
Conagra,  Inc. ............................         2,000               60,875
Coors (Adolph) Co. ........................           300               15,000
Earthgrains Co. (The) .....................         2,000               60,000
Fortune Brands, Inc.  .....................           600               19,838
General Mills, Inc. .......................         1,200               88,200
Hain Food Group, Inc. (The) +  ............         1,800               36,225
Heinz (H.J.) Co. ..........................         2,200              127,875
Hershey Foods Corp. .......................         1,100               74,594
Michael Foods, Inc. .......................         1,700               40,800
PepsiCo, Inc. .............................         5,000              168,750
Pioneer Hi-Bred International,
  Inc......................................         1,500               42,000
Quaker Oats Co. ...........................         1,000               59,062
Ralcorp Holdings, Inc. + ..................         2,000               35,250
Ralston-Ralston Purina Group ..............           900               30,038
Robert Mondavi Corp. + ....................           900               30,544
Sara Lee Corp. ............................         2,600              155,187
Wrigley (Wm.) Jr. Co.  ....................           600               48,562
                                                                ----------------
                                                                     2,443,218
                                                                ----------------
Food and Drug Retail (0.7%)
Albertson's, Inc. .........................         1,800              100,012
American Stores Co. .......................         1,900               61,869
Casey's General Stores, Inc. ..............         2,400               33,600
CVS Corp. .................................         2,500              114,219
Duane Reade, Inc. + .......................         1,200               46,350
Great Atlantic & Pacific Tea
 Co., Inc. ................................           200                4,700
Kroger Co. (The) + ........................         1,800               99,900
Rite Aid Corp. ............................         1,800               71,437



76 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                   Number of          Market
                                                    Shares            Value
                                                -------------     --------------
Food and Drug Retail (continued)
SUPERVALU, Inc. ...........................         1,400        $      33,600
Sysco Corp. ...............................         1,800               48,488
Walgreen Co. ..............................         2,900              141,194
Winn-Dixie Stores, Inc. ...................           800               27,150
                                                                ----------------
                                                                       782,519
                                                                ----------------
Forest Products and Building Materials (0.4%)
Armstrong World Industries, Inc. ..........           300               18,600
Centex Construction Products, Inc. ........         1,300               43,713
Crown Cork & Seal Co., Inc. ...............           500               15,938
Elcor Corp. ...............................         1,400               40,600
Fort James Corp. ..........................         1,300               52,406
Ivex Packaging Corp. + ....................           900               15,919
Lone Star Industries, Inc. ................         1,100               77,481
Masco Corp. ...............................         2,200               62,012
Owens-Illinois, Inc. + ....................           900               27,506
Sealed Air Corp. + ........................           268                9,497
Simpson Manufacturing Co., Inc. + .........         1,000               32,750
Southdown, Inc. ...........................           500               27,219
Westvaco Corp. ............................           400                9,850
                                                                ----------------
                                                                       433,491
                                                                ----------------
Gas Utilities (0.3%)
Coastal Corp. (The) .......................         1,600               56,400
Columbia Energy Group .....................           600               34,725
Consolidated Natural Gas Co. ..............           500               26,406
Energen Corp. .............................         2,000               36,000
Enron Corp. ...............................         1,300               68,575
Piedmont Natural Gas, Inc. ................           500               17,375
Williams Co., Inc. (The) ..................         2,200               60,363
                                                                ----------------
                                                                       299,844
                                                                ----------------
Health Services (0.6%)
Bindley Western Industries, Inc. ..........         1,900               68,875
Cardinal Health, Inc. .....................         1,000               94,562
Carematrix Corp. + ........................         1,000               24,625
Columbia/HCA Healthcare Corp. .............         2,700               56,700
HBO & Co. .................................         3,800               99,750
HEALTHSOUTH Corp. + .......................         2,600               31,525
Humana, Inc. + ............................           600               11,363
IDX Systems Corp. + .......................           700               29,663
IMS Health, Inc. ..........................         1,200               79,800
Integrated Health Services,
 Inc. .....................................         2,200               35,612
Medical Manager Corp. +  ..................         1,700               42,287
Shared Medical Systems Corp. ..............           100                4,988
Sunrise Assisted Living,  Inc. + ..........         1,300               55,981
Tenet Healthcare Corp. +  .................         2,100               58,669
United Healthcare Corp. ...................           700               30,494
Universal Health Services, Inc. + .........           500               25,656
                                                                ----------------
                                                                       750,550
                                                                ----------------
Heavy Machinery (0.4%)
Astec Industries,  Inc. + .................         1,900               97,375
Caterpillar, Inc. .........................         2,000               90,000
Cummins Engine Co.,  Inc. .................           200                6,825


                                                   Number of          Market
                                                    Shares            Value
                                               --------------     --------------
Heavy Machinery (continued)
Deere & Co. ...............................           900        $      31,837
Gardner Denver Machinery,  Inc. + .........         3,300               47,437
Manitowoc Co., Inc. (The) .................         2,200               77,000
Navistar International Corp. + ............           800               16,700
PACCAR,  Inc. .............................           700               30,538
Terex Corp. + .............................         3,400               73,950
                                                                ----------------
                                                                       471,662
                                                                ----------------
Housing and Furnishings (0.8%)
American Homestar Corp. + .................         2,550               41,756
Centex Corp. ..............................           600               20,100
Champion Enterprises,  Inc. + .............         2,600               51,675
D.R. Horton, Inc. .........................         2,500               39,688
Department 56, Inc. +  ....................         1,000               31,188
Ethan Allen Interiors,  Inc. ..............         1,000               34,375
Fairfield Communities, Inc. ...............         1,100               10,794
Furniture Brands International,
  Inc. + ..................................         1,700               36,550
Helen of Troy Ltd. + ......................         4,400               65,450
Interface, Inc. ...........................         1,900               23,394
Kaufman & Broad Home Corp. ................         1,600               45,700
Kenneth Cole Productions, Inc. + ..........         1,800               30,375
La-Z-Boy, Inc. ............................         3,000               55,125
Maytag Corp. ..............................         1,000               49,437
MDC Holdings, Inc. ........................         2,100               36,881
Mohawk Industries, Inc. + .................         2,400               72,450
Newell Co. ................................         1,100               48,400
Pillowtex Corp. ...........................         1,600               52,000
Rent-Way,  Inc. + .........................         1,900               44,887
Rubbermaid, Inc. ..........................         1,100               36,506
Ryland Group, Inc. ........................         1,800               44,775
Standard Pacific Corp. ....................         3,700               35,844
Webb (Del E) Corp. ........................         2,200               51,700
Whirlpool Corp. ...........................           500               25,625
                                                                ----------------
                                                                       984,675
                                                                ----------------
Industrial Services (0.4%)
Allied Waste Industries, Inc. + ...........         2,640               57,090
Browning-Ferris Industries, Inc. ..........         1,000               35,438
Casella Waste Systems, Inc. + .............         1,100               32,450
Granite Construction, Inc.  ...............         2,050               68,291
Jacobs Engineering Group, Inc. + ..........         1,200               39,150
Jersey Ray Mcdermott, S.A. + ..............         1,400               43,925
Laidlaw, Inc. .............................         2,100               19,819
Tokheim Corp. + ...........................         1,500               13,125
Waste Management, Inc. ....................         3,300              148,912
Watsco, Inc. ..............................         2,700               45,731
                                                                ----------------
                                                                       503,931
                                                                ----------------
Insurance (2.6%)
Allstate Corp. (The) ......................         6,300              271,294
American Annuity Group, Inc. ..............         1,500               34,500
American International Group, Inc. ........         9,900              843,975
Aon Corp. .................................         1,200               74,400
Arm Financial Group,  Inc. ................         1,800               34,538


                                       See Notes to Portfolio of Investments. 77

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Balanced (continued)
--------------------------------------------------------------------------------


                                               Number of              Market
                                                Shares                Value
                                           --------------         --------------
Insurance (continued)
Capital Re Corp. ..........................         2,400        $      43,950
Century Business Services, Inc. + .........         1,900               26,481
Chartwell Re Corp. ........................         1,000               24,875
Chicago Title Corp. .......................           800               33,450
Chubb Corp. ..............................          1,000               61,500
CIGNA Corp. ..............................          1,500              109,406
Cincinnati Financial Corp..................         1,000               37,313
CMAC Investment Corp. .....................         1,600               67,000
Conseco, Inc. ............................          1,800               62,437
Enhance Financial Services Group,  Inc. ...         1,800               44,212
ESG Re Ltd. ...............................           900               16,650
FBL Financial Group, Inc. .................         3,100               78,856
Fidelity National Financial, Inc. .........         1,430               43,973
First American Financial Corp. ............         2,000               62,625
FPIC Insurance Group,  Inc. +  ............         1,700               49,512
Gallagher (Arthur J.) & Co. ...............           900               38,138
General Re Corp. ..........................           500              109,844
Hartford Financial Services Group, Inc. ...         1,600               85,000
Hooper Holmes,  Inc. ......................         2,100               50,006
Jefferson-Pilot Corp.  ....................           750               45,562
LandAmerica Financial Group, Inc. .........         1,300               67,519
LaSalle Re Holdings Ltd. ..................           500               11,813
Life Re Corp. .............................           700               65,319
Lincoln National Corp. ....................         1,000               75,875
Marsh & Mclennan Co., Inc. ................         1,700               94,350
MBIA, Inc. ...............................           800               48,900
MGIC Investment Corp. .....................         1,500               58,500
Mutual Risk Management Ltd. ...............         1,200               40,575
Progressive Corp. .........................           500               73,625
Safeco Corp. ..............................           500               21,656
St. Paul Co., Inc. ........................           850               28,156
State Auto Financial Corp. ................         2,000               28,250
SunAmerica, Inc. ..........................         1,250               88,125
Torchmark Corp. ...........................           800               35,000
Triad Guaranty Inc. + .....................           500               10,625
UNUM Corp. ................................         1,000               44,437
                                                                ----------------
                                                                     3,142,222
                                                                ----------------
Investment Services (0.5%)
Affiliated Managers Group, Inc. + .........         1,000               22,250
Bear Stearns Co., Inc. (The) ..............           700               24,981
Charles Schwab Corp. ......................         1,800               86,287
Conning Corp. .............................         1,400               20,650
Doral Financial Corp. .....................         3,600               63,000
Duff & Phelps Credit Rating Co. ...........         1,100               52,113
Everen Capital Corp.  .....................           800               16,300
Franklin Resources, Inc.  .................         1,500               56,719
Golden State Bancorp, Inc. ................         2,000               38,375
Harbor Florida Bancshares, Inc. ...........         3,200               35,000
Lehman Brothers Holdings, Inc. ............           700               26,556
Merrill Lynch & Co., Inc. .................         1,100               65,175


                                               Number of              Market
                                                Shares                Value
                                            -------------         --------------
Investment Services (continued)
Providian Financial Corp. .................           700        $      55,563
                                                                ----------------
                                                                       562,969
                                                                ----------------
Major Telecommunications (4.2%)
Alltel Corp. ..............................         1,400               65,538
Ameritech Corp. ...........................         8,800              474,650
AT&T Corp. ................................        16,700            1,039,575
Bell Atlantic Corp. .......................         9,200              488,750
BellSouth Corp. ...........................         9,100              726,294
GTE Corp. .................................         6,000              352,125
MCI Worldcom, Inc. + ......................         9,458              522,555
SBC Communications, Inc. ..................        17,800              824,362
Sprint Corp. ..............................         2,700              207,225
U.S. WEST, Inc. ...........................         4,809              275,916
                                                                ----------------
                                                                     4,976,990
                                                                ----------------
Miscellaneous Metals (0.1%)
Johnstown America Industries, Inc. + ......         5,100               72,038
                                                                --------------
Oil (2.1%)
Amoco Corp. ...............................         3,200              179,600
Ashland Oil, Inc. .........................           500               24,063
Chevron Corp. .............................         2,500              203,750
Exxon Corp. ...............................        13,800              983,250
Mobil Corp. ...............................         4,400              333,025
Royal Dutch Petroleum Co...................        12,000              591,000
Sun Company, Inc. .........................           600               20,588
Texaco, Inc. ..............................         1,800              106,762
USX- Marathon Group .......................         1,000               32,687
                                                                ----------------
                                                                     2,474,725
                                                                ----------------
Oil Services (0.3%)
Cal Dive International, Inc. + ............         2,200               47,025
Cooper Cameron Corp. + ....................         1,000               34,750
Friede Goldman International, Inc. + ......         1,200               20,100
Halliburton Co. ...........................         2,900              104,218
Pool Energy Services Co. + ................         1,000               13,344
Schlumberger,  Ltd. .......................         1,800               94,500
SEACOR SMIT Holdings + ....................           700               33,469
Veritas DGC, Inc. + .......................           800               14,900
                                                                ----------------
                                                                       362,306
                                                                ----------------
Other Telecommunications (1.7%)
AirTouch Communications, Inc. + ...........         3,200              179,200
Ascend Communications,  Inc. +  ...........         1,200               57,900
Associated Group, Inc. + ..................           900               30,375
Comcast Corp. .............................         2,300              113,562
Empire District Electric Co. ..............         1,500               34,312
General Cable Corp. .......................         2,500               49,375
General Instrument Corp. + ................         1,000               25,688
ITC Deltacom, Inc. + ......................           800               14,100
L-3 Communications Holdings, Inc. + .......           500               21,500
Lucent Technologies, Inc. .................        12,700            1,018,381
Mediaone Group Inc. + .....................         3,600              152,325
Northern Telecom Ltd.  ....................         3,100              132,719
Scientific-Atlanta, Inc. ..................           400                5,975


78 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                               Number of              Market
                                                Shares                Value
                                            -------------         --------------
Other Telecommunications (continued)
SIGCORP, Inc. .............................         1,100        $      37,744
Tekelec + .................................         2,400               43,050
Tellabs, Inc. + ...........................         1,600               88,000
                                                                ----------------
                                                                     2,004,206
                                                                ----------------
Print Media (0.4%)
Dun & Bradstreet Corp. ....................         1,000               28,375
Equifax,  Inc. ............................         1,100               42,556
Gannett Co.,  Inc. ........................         1,900              117,562
Knight-Ridder, Inc. .......................           500               25,469
McGraw-Hill Co., Inc. .....................           700               62,956
New York Times Co. ........................         1,800               50,850
Times Mirror Co. ..........................           700               38,806
Tribune Co. ...............................           900               51,863
                                                                ----------------
                                                                       418,437
                                                                ----------------
Producer Goods (2.0%)
AFC Cable Systems, Inc. +  ................         1,200               29,550
Allegheny Teledyne, Inc. ..................         1,200               24,675
Allied Signal, Inc. .......................         3,300              128,494
Alpine Group, Inc. (The) + ................         1,900               32,062
Applied Power, Inc. .......................         2,520               69,457
Avery Dennison Corp. ......................           900               37,294
Avondale Industries, Inc. +  ..............         2,400               62,550
C & D Technologies, Inc. ..................         2,300               56,062
Cooper Industries, Inc. ...................           700               30,887
Dover Corp. ...............................         1,300               41,275
Ecolab, Inc. ..............................         1,000               29,875
Emerson Electric Co. ......................         3,100              204,600
FMC Corp. + ...............................           200               10,213
Graco, Inc. ...............................         2,100               55,387
Grainger (W.W.), Inc. .....................           600               27,638
Honeywell, Inc. ...........................           900               71,887
Hughes Supply, Inc. .......................         1,900               50,469
Illinois Tool Works, Inc. .................         1,700              109,012
Ingersoll-Rand Co. ........................         1,500               75,750
ITT Industries, Inc. ......................           800               28,600
Kaydon Corp. ..............................         1,400               49,175
Kuhlman Corp. .............................           500               13,250
Minnesota Mining and Manufacturing Co. ....         1,400              112,000
Monaco Coach Corp. + ......................         2,700               82,012
Motivepower Industries, Inc. + ............         1,400               35,612
Mueller Industries,  Inc. +  ..............         2,600               58,500
Parker-Hannifin Corp. .....................           600               21,450
PPG Industries, Inc. ......................         1,000               57,187
Raychem Corp. .............................           600               18,338
Shaw Group, Inc. + ........................         1,500               14,438
Sherwin-Williams Co. ......................         1,000               25,188
Spartech Corp. ............................         2,300               41,400
Superior TeleCom Inc. .....................         1,300               55,900
Thermo Electron Corp. + ...................           500                9,969
Thomas Industries, Inc. ...................           300                5,438
Timken Co. ................................           200                3,563


                                               Number of              Market
                                                Shares                Value
                                            -------------         --------------
Producer Goods (continued)
Tower Automotive, Inc. +                            3,300        $      73,425
Tredegar Industries, Inc.                           2,900               65,431
Tyco International Ltd.                             5,700              353,044
United Stationers, Inc. +                           1,600               42,400
Varlen Corp. ........                               1,800               53,775
Westinghouse Air Brake Co.                          1,500               32,250
                                                                ----------------
                                                                     2,399,482
                                                                ----------------
Real Estate Investment Trusts (0.5%)
Apartment Investment & Management Co. .....         1,800               62,887
Brandywine Realty Trust ...................         1,600               28,600
CBL & Associates Properties, Inc. .........         2,100               54,731
Duke Realty Investments, Inc. .............         1,200               28,650
Eastgroup Properties, Inc. ................         1,600               30,500
Essex Property Trust, Inc. ................         1,000               31,375
General Growth Properties, Inc. ...........         1,700               60,456
Glenborough Realty Trust, Inc. ............         1,300               27,869
Health Care REIT, Inc. ....................         1,000               22,625
Healthcare Realty Trust, Inc. .............         1,200               28,125
Hospitality Properties Trust ..............         1,100               29,150
Koger Equity, Inc. ........................         1,200               20,250
Lasalle Partners,  Inc. + .................           600               17,550
MeriStar Hospitality Corp. ................         1,779               32,912
Parkway Properties, Inc. ..................         1,200               34,200
Prentiss Properties Trust  ................         1,500               30,938
U S Restaurant Properties, Inc. ...........         2,000               48,875
                                                                ----------------
                                                                       589,693
                                                                ----------------
Semiconductors and Electronics (1.0%)
CHS Electronics, Inc. + ...................         1,600               15,600
CTS Corp. .................................           900               26,663
Esterline Technologies +  .................         2,800               56,000
Flextronics International Ltd. + ..........           900               46,744
Inacom Corp. + ............................         1,900               36,812
Intel Corp. ...............................         9,100              811,606
Level One Communications, Inc. + ..........         1,350               35,522
Lincoln Electric Holdings .................         1,600               35,100
Texas Instruments, Inc. ...................         1,300               83,119
                                                                ----------------
                                                                     1,147,166
                                                                ----------------
Specialty Chemicals (0.1%)
Air Products and Chemicals, Inc. ..........         1,300               49,075
Engelhard Corp. ...........................           700               14,700
Grace (W.R.) & Co. ........................           500                8,688
Morton International, Inc. ................           800               19,900
Praxair, Inc. .............................           900               36,225
Sigma-Aldrich Corp. .......................           700               21,634
                                                                ----------------
                                                                       150,222
                                                                ----------------
Steel (0.1%)
Carpenter Technology Corp. ................           700               24,544
Nucor Corp. ...............................           300               13,594
Reliance Steel &  Aluminum Co. ............         1,100               34,031
USX-US Steel Group, Inc. ..................           300                6,975


                                       See Notes to Portfolio of Investments. 79

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Balanced (continued)
--------------------------------------------------------------------------------


                                                        Number of      Market
                                                          Shares       Value
                                                        ---------    -----------
Steel (continued)
Worthington Industries .....................               300       $     4,069
                                                                     -----------
                                                                          83,213
                                                                     -----------
Surface Transport (0.3%)
Burlington Northern Santa Fe
 Corp ......................................             2,800            86,450
CSX Corp. ..................................               500            19,625
FDX Corp. Holding Co. + ....................               800            42,050
Knightsbridge Tankers Ltd. .................             1,200            26,100
Norfolk Southern Corp. .....................             2,200            72,462
Rollins Truck Leasing Corp. ................             5,250            61,031
Swift Transportation Co.,
 Inc. + ....................................             1,900            41,978
U.S. Freightways Corp. .....................             1,400            35,088
                                                                     -----------
                                                                         384,784
                                                                     -----------
Textiles and Apparel (0.1%)
Gerber Childrenswear, Inc. + ...............             1,700            14,450
Liz Claiborne, Inc. ........................               500            14,688
Maxwell Shoe Co., Inc. + ...................             1,600            18,800
Nautica Enterprises, Inc. + ................             1,400            28,962
Novel Denim Holdings Ltd. + ................             1,500            22,875
Oshkosh B'Gosh, Inc. .......................             2,200            45,925
Venator Group, Inc. ........................               400             3,375
VF Corp. ...................................               700            29,269
                                                                     -----------
                                                                         178,344
                                                                     -----------
Total Common Stocks
 (Cost $53,058,606)                                                   65,346,389
                                                                     -----------
PREFERRED STOCKS (0.5%)
California Federal Preferred
 Capital Corp. .............................
 (Banks and Thrifts) .......................            12,000           307,500
Duke Energy Corp.(Electric
 Utilities) ................................             2,500           161,719
FPL Group, Inc.(Electric
 Utilities) ................................             1,400            87,587
Union Carbide Corp.(Chemicals) .............               500            19,250
                                                                     -----------
Total Preferred Stocks (Cost
 $516,504) .................................                             576,056
                                                                     -----------

                                                          Principal
                                                           Amount
                                                         ----------
LONG-TERM BONDS AND NOTES (34.5%)
Corporate and Convertible Bonds (6.5%)
BankAmerica Corp., 7.88%,
 12/01/02 ............................................   $  250,000      268,070
Ford Motor Credit Corp., 6.63%,
 10/01/28 ............................................    1,130,000    1,082,111
Household Finance Corp., 5.88%,
 09/25/04 ............................................      850,000      836,927
International Lease Finance
 Corp., 5.56%, 09/18/01 ..............................    1,000,000    1,006,250
MBIA, Inc., 6.63%, 10/01/28 ..........................      550,000      540,188
Norwest Financial, Inc., 5.38%,
 09/30/03 ............................................    1,000,000      994,360
Rite Aid Corp., 6.00%, 10/01/03 ......................      850,000      851,700
TCI Communications, Inc.,
 6.38%, 09/15/99 .....................................    1,000,000    1,013,130
Tenet Healthcare Corp., 7.88%,
 01/15/03 ............................................      300,000      307,584
USA Waste Management, Inc.,
 6.13%, 07/15/01 .....................................      880,000      898,049
                                                                     -----------
Total Corporate and Convertible Bonds ................                 7,798,369
                                                                     -----------
Corporate Bonds (10.6%)
American General Finance Corp.,
 8.45%, 10/15/09 .....................................    1,000,000    1,181,290


                                                     Principal         Market
                                                      Amount           Value
                                                   -----------       -----------
Corporate Bonds (continued)
Anheuser Busch Companies,
 5.65%, 09/15/08 ...........................       $   300,000       $   298,875
BCH Cayman Islands Ltd., 7.70%,
 07/15/06 ..................................           900,000           939,618
Centennial Cellular Corp.,
 10.13%, 05/15/05 ..........................           450,000           517,500
Chrysler Financial Corp.,
 5.25%, 10/19/00 ...........................           400,000           403,836
Citicorp, Inc., 6.69%, 08/01/00 ............           500,000           511,235
Comcast Cellular Holdings,
 Inc., 9.50%, 05/01/07 .....................         1,000,000         1,022,500
Commercial Mortgage Acceptance
 Corp., 5.80%, 03/15/06 ....................           447,643           447,782
Exide Corp., 10.00%, 04/15/05 B ............           525,000           448,875
First Empire Capital Trust II,
 8.28%, 06/01/27 ...........................           500,000           538,395
Flag Ltd., 8.25%, 01/30/08 .................           375,000           343,125
Fred Meyer, Inc., 7.38%,
 03/01/05 ..................................           700,000           724,479
Globo Communicacoes, 10.63%,
 12/05/08 B ................................           400,000           215,000
HSBC America, 7.81%, 12/15/26 B ............           750,000           686,408
Kaman Corp., 6.00%, 03/15/12 ...............           449,000           453,490
Korean Development Bank, 7.90%,
 02/01/02 ..................................           650,000           581,685
Merrill Lynch & Co., Inc.,
 5.75%, 11/04/02 ...........................           650,000           648,375
Panama (Republic of), 7.88%,
 02/13/02 B ................................           400,000           385,000
Raytheon Co., 6.75%, 08/15/07 ..............         1,000,000         1,043,200
Riggs Capital Trust, 8.63%,
 12/31/26 B ................................           300,000           311,544
Rogers Cantel, Inc., 9.38%,
 06/01/08 ..................................           400,000           402,000
Russia-Interest Notes, 6.63%,
 12/15/15 ..................................           699,155            72,100
Tenet Healthcare Corp., 8.00%,
 01/15/05 ..................................           200,000           204,860
WorldCom, Inc., 8.88%, 01/15/06 ............           258,000           282,737
                                                                     -----------
Total Corporate Bonds ......................                          12,663,909
                                                                     -----------
Foreign and Supranationals (2.1%)
African Development Bank,
 8.80%, 09/01/19 ...........................         1,000,000         1,264,490
Argent-Global Bond (Republic of
 Argentina), 11.38%, 01/30/17 ..............           400,000           388,000
Transport De Gas Del Sur,
 7.75%, 12/23/98 ...........................           400,000           400,776
United Mexican States Government,
 11.38%, 09/15/16 ..........................           400,000           388,000
                                                                     -----------
Total Foreign and Supranationals ...........                           2,441,266
                                                                     -----------
Non-agency Mortgage-backed Securities (1.2%)
CS First Boston Mortgage Corp.,
 6.48%, 05/17/08 ...........................           500,000           508,300
DLJ Mortgage Acceptance Corp.,
 8.10%, 06/18/04 ...........................           350,000           350,109
Merrill Lynch Mortgage Investors, Inc.,
 7.79%, 06/15/21 ...........................           589,517           602,413
                                                                     -----------
Total Non-agency Mortgage-backed Securities                            1,460,822
                                                                     -----------
U.S. Government Agency Mortgage-Backed
 Securities (12.8%)
Federal National Mortgage
 Association, 6.50%, 11/12/28 BB ...........         1,700,000         1,713,281
Federal National Mortgage Association,
 9.50%, 10/01/16 ...........................           792,000           848,182
GMAC Commercial Mortgage,
 6.87%, 08/15/07 ...........................           500,000           524,798
Government National Mortgage Association,
 6.50%, 05/15/28 ...........................         3,987,461         4,036,068


80 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                   Principal          Market
                                                     Amount            Value
                                                   -----------       -----------
U.S. Government Agency Mortgage-Backed
 Securities (continued)
Government National Mortgage Association,
 7.50%, 12/15/23 ...........................       $ 4,151,858      $  4,282,903
Government National Mortgage Association,
 8.00%, 12/15/23 ...........................         3,812,126         3,953,899
                                                                     -----------
Total U.S. Government Agency Mortgage-Backed                          15,359,131
 Securities ................................                         -----------
U.S. Government Obligations (1.3%)
U.S. Treasury Bond, 6.75%,
 08/15/26 BBB ..............................           490,000           587,539
U.S. Treasury Note, 5.75%,
 10/31/00 ..................................           925,000           950,003
                                                                     -----------
Total U.S. Government Obligations ..........                           1,537,542
                                                                     -----------
Total Long-Term Bonds and Notes
 (Cost $41,286,844) ........................                          41,261,039
                                                                     -----------
SHORT-TERM INVESTMENTS (11.9%)
Federal Home Loan Bank, 5.40%,
 11/02/98 ..................................         7,551,000         7,551,000
Federal Home Loan Mortgage
 Corp., 5.00%, 11/17/98 ....................         1,700,000         1,696,459
Occidental Petroleum, 5.60%,
 11/18/98 B ................................         2,000,000         1,995,022
Textron, Inc., 5.75%, 11/02/98 .............         3,000,000         3,000,000
                                                                     -----------
Total Short-Term Investments
 (Cost $14,242,481) ........................                          14,242,481
                                                                     -----------
Total Investments (Cost  $109,104,435)(a) ..                         121,425,965
Other Assets Less Liabilities ..............                          (1,778,622)
                                                                     -----------
Total Net Assets ...........................                        $119,647,343
                                                                     ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $109,368,922. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains.............................  $15,066,359

Unrealized losses............................   (3,009,316)
                                               -----------
 Net unrealized gain.........................  $12,057,043
                                               ===========


+   Non-income producing security.
B Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.
BB  When-issued or delayed delivery security.
BBB Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1998.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 81

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Growth and Income
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
COMMON STOCKS (88.6%)
United States (84.4%)
Air Transport (2.0%)
Airborne Freight Corp. .....................             5,600       $   131,250
AMR Corp. + ................................           103,500         6,934,500
Delta Air Lines, Inc. ......................            56,600         5,974,837
                                                                     -----------
                                                                      13,040,587
                                                                     -----------
Auto Parts and Hardware (0.7%)
Black & Decker Corp. .......................            87,700         4,532,994
WD-40 Co. ..................................             2,000            53,000
                                                                     -----------
                                                                       4,585,994
                                                                     -----------
Automotive (1.7%)
Dana Corp. .................................            28,623         1,196,799
Dura Automotive Systems, Inc. + ............             4,100            97,888
Ford Motor Co. .............................           176,500         9,575,125
                                                                     -----------
                                                                      10,869,812
                                                                     -----------
Banks and Thrifts (2.6%)
Bank One Corp. .............................             7,452           364,217
Bank United Corp. ..........................             3,500           139,469
Comerica, Inc. .............................            60,750         3,918,375
Dime Bancorp, Inc. .........................            37,900           902,494
Fifth Third Bancorp ........................            38,100         2,524,125
FirstFed Financial Corp. + .................            16,600           271,825
Fleet Financial Group,  Inc. ...............            21,500           858,656
Golden West Financial Corp. ................            54,800         4,969,675
Meridian Industrial Trust, Inc. ............             1,000            22,000
Prime Bancshares, Inc. .....................             3,300            56,925
Suntrust Banks, Inc. .......................            33,600         2,341,500
                                                                     -----------
                                                                      16,369,261
                                                                     -----------
Biotech and Medical Products (3.8%)
ADAC Laboratories + ........................             8,500           251,813
Alpharma, Inc. .............................            46,500         1,287,469
Amgen, Inc. + ..............................            45,500         3,574,594
Barr Laboratories, Inc. + ..................            36,400         1,244,425
Bio-Rad Labs, Inc. + .......................            45,800         1,010,462
Biogen, Inc. + .............................            10,800           750,600
Datascope Corp. + ..........................            29,200           658,825
Guidant Corp. ..............................            24,600         1,881,900
Hanger Orthopedic Group, Inc. + ............           146,200         2,887,450
Maxxim Medical, Inc. + .....................           109,200         2,757,300
Mylan Laboratories, Inc. ...................            15,500           533,781
OEC Medical Systems, Inc. + ................            28,000           700,000
Osteotech, Inc. + ..........................            54,300         1,367,681
Thermo BioAnalysis Corp. + .................           200,000         2,112,500
Trex Medical Corp. + .......................             6,900            84,525
Visx, Inc. + ...............................            49,000         2,456,125
Watson Pharmaceuticals, Inc. + .............            16,000           890,000
                                                                     -----------
                                                                      24,449,450
                                                                     -----------
Commercial Services (1.4%)
ACNielsen Corp. + ..........................            22,100           591,175


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Commercial Services (continued)
Day Runner, Inc. + .........................            75,400       $ 1,508,000
Deluxe Corp. ...............................            89,400         2,894,325
Engineering Animation, Inc. + ..............            10,350           453,459
Galileo International, Inc. ................            80,700         3,061,556
Modis Professional Services + ..............             6,167           108,700
URS Corp. + ................................             9,100           153,563
                                                                     -----------
                                                                       8,770,778
                                                                     -----------
Computers (3.3%)
Apple Computer, Inc. + .....................           140,900         5,230,912
Ceridian Corp. + ...........................            22,700         1,302,412
International Business Machines Corp. ......            36,100         5,358,594
Micron Electronics,  Inc. + ................             7,000           146,563
NCR Corp. + ................................             9,200           309,350
Power Integrations, Inc. + .................            13,200           211,200
Sun Microsystems, Inc. + ...................           149,400         8,702,550
                                                                     -----------
                                                                      21,261,581
                                                                     -----------
Conglomerate and Aerospace (2.6%)
Cordant Technologies, Inc. .................            25,300         1,029,394
General Dynamics Corp. .....................            22,200         1,313,963
Goodrich (B. F.) Co. .......................           174,500         6,282,000
Gulfstream Aerospace Corp. + ...............            18,200           805,350
Loews Corp. ................................            63,000         5,918,062
Northrop Grumman Corp. .....................            12,900         1,028,775
                                                                     -----------
                                                                      16,377,544
                                                                     -----------
Consumer Finance (0.4%)
Avis Rent A Car, Inc. + ....................            38,200           778,325
Countrywide Credit Industries, Inc. ........            37,000         1,597,937
Crescent Operating, Inc. + .................             1,800             8,888
                                                                     -----------
                                                                       2,385,150
                                                                     -----------
Consumer Products (0.9%)
American Greetings Corp. ...................            42,450         1,703,306
Dial Corp. .................................             9,200           253,575
Intimate Brands,  Inc. .....................            13,700           306,538
M & F Worldwide Corp. + ....................            28,100           279,244
National R.V. Holdings, Inc. + .............           105,000         2,375,625
Procter & Gamble Co. .......................            10,000           888,750
                                                                     -----------
                                                                       5,807,038
                                                                     -----------
Consumer Services (2.2%)
Brinker International, Inc. + ..............            20,300           491,006
Darden Restaurants, Inc. ...................           254,700         4,202,550
Extended Stay America, Inc. + ..............            33,800           325,325
Grand Casinos, Inc. + ......................            97,900           862,744
International Speedway Corp. ...............            36,001         1,111,532
Red Roof Inns, Inc. + ......................            21,000           363,562
RFS Hotel Investors, Inc. ..................             8,800           114,400
Servico, Inc. + ............................             6,600            32,175


82 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
United States (continued)
Consumer Services (continued)
Sonic Corp. + ..............................            11,700       $   222,300
Tricon Global Restaurants, Inc. + ..........           149,700         6,511,950
                                                                     -----------
                                                                      14,237,544
                                                                     -----------
Consumer Specialties (0.1%)
Brunswick Corp. ............................             5,200           101,075
Hasbro, Inc. ...............................             6,700           234,919
                                                                     -----------
                                                                         335,994
                                                                     -----------
Data and Imaging Services (5.3%)
America Online, Inc. .......................            14,000         1,778,875
Avant! Corp. + .............................            13,400           228,638
Computer Associates International,
 Inc .......................................           161,200         6,347,250
Computer Horizons Corp. + ..................             1,200            27,600
Compuware Corp. + ..........................            18,400           997,050
EMC/MASS Corp. + ...........................            58,100         3,740,187
Factset Research Systems, Inc. + ...........             7,000           210,000
Intuit Inc. + ..............................             8,600           434,300
Microsoft Corp. + ..........................            55,700         5,897,237
Network Associates, Inc. + .................             6,800           289,000
Oracle Corp. + .............................           168,400         4,978,325
Progress Software Corp. + ..................            81,800         2,131,913
QLogic Corp. + .............................            58,700         5,422,412
Quantum Corp. + ............................            13,800           241,500
Sterling Software, Inc. + ..................            10,300           269,731
THQ, Inc. + ................................             1,000            21,563
Veritas Software Corp. + ...................             1,000            50,125
Visio Corp. + ..............................            20,500           545,813
                                                                     -----------
                                                                      33,611,519
                                                                     -----------
Discretionary Retail (4.9%)
Abercrombie & Fitch Co. + ..................            88,800         3,524,250
99 Cents Only Stores + .....................             3,000           138,750
American Eagle Outfitters, Inc. + ..........            78,000         3,159,000
Ames Department Stores, Inc. + .............            59,200         1,087,800
Barnes & Noble, Inc. + .....................             7,400           241,425
Best Buy Co., Inc. + .......................            28,600         1,372,800
CompUSA, Inc. + ............................             8,900           123,488
CSK Auto Corp. + ...........................             7,700           200,681
Dayton Hudson Corp. ........................            51,100         2,165,362
Federated Department Stores, Inc. + ........            65,200         2,506,125
Fingerhut Companies, Inc. ..................            30,300           255,656
Global DirectMail Corp. + ..................            10,300           146,775
Kmart Corp. + ..............................            18,900           266,963
Linens 'n Things, Inc. + ...................             5,600           173,250
Lowe's Co., Inc. ...........................           101,100         3,405,806
Micro Warehouse, Inc. + ....................            57,300         1,249,856
Musicland Stores Corp. + ...................           127,400         1,680,087
Office Depot, Inc. + .......................            18,700           467,500
Renters Choice, Inc. + .....................            24,200           600,463
Tandy Corp. ................................            52,100         2,582,206
TJX Companies, Inc. ........................           282,000         5,340,375


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Discretionary Retail (continued)
Zale Corp. + ...............................            13,400       $   317,413
                                                                     -----------
                                                                      31,006,031
                                                                     -----------
Diversified Financial Services (0.9%)
Morgan Stanley, Dean Witter, Discover
 & Co. .....................................            79,981         5,178,752
Transamerica Corp. .........................             4,300           447,200
                                                                     -----------
                                                                       5,625,952
                                                                     -----------
Drugs (6.3%)
Abbott Laboratories ........................           168,300         7,899,581
Eli Lilly & Co. ............................           136,600        11,056,062
IDEC Pharmaceuticals Corp. + ...............            14,200           424,225
Johnson & Johnson ..........................            99,600         8,117,400
Medicis Pharmaceutical Corp. + .............             9,200           461,150
Merck & Co., Inc. ..........................            66,500         8,994,125
Rexall Sundown, Inc. + .....................             6,100           109,419
Roberts Pharmaceutical Corp. + .............           130,900         2,912,525
Theragenics Corp. + ........................            18,600           375,488
                                                                     -----------
                                                                      40,349,975
                                                                     -----------
Electric Utilities (1.3%)
Allegheny Energy, Inc. .....................            25,800           793,350
Black Hills Corp. ..........................             8,000           206,500
Calpine Corp. + ............................               700            15,575
Central & South West Corp. .................            12,600           350,438
Cleco Corp. ................................             6,300           213,019
Conectiv, Inc. .............................             3,000            68,625
Energy East Corp. ..........................            21,200         1,036,150
Kansas City Power & Light Co. ..............            20,100           579,131
Minnesota Power, Inc. ......................             4,600           192,913
Niagara Mohawk Power Corp. + ...............           301,500         4,409,437
OGE Energy Corp. ...........................            27,700           735,781
                                                                     -----------
                                                                       8,600,919
                                                                     -----------
Electrical Machinery and Instruments (1.2%)
Waters Corp. + .............................             7,000           514,500
Xerox Corp. ................................            72,500         7,023,437
                                                                     -----------
                                                                       7,537,937
                                                                     -----------
Electronic Media (0.8%)
Cablevision Systems Corp. + ................            20,800         1,003,600
Capstar Broadcasting Corp. + ...............            18,500           321,438
CBS Corp. ..................................            12,800           357,600
Jacor Communications, Inc. + ...............            10,000           550,000
USA Networks,  Inc. + ......................             8,400           189,000
Viacom, Inc. + .............................            42,700         2,556,662
                                                                     -----------
                                                                       4,978,300
                                                                     -----------
Food and Beverage (0.6%)
Aurora Foods, Inc. + .......................            52,700           922,250
Earthgrains Co. (The) ......................            49,600         1,488,000
IBP, Inc. ..................................            29,300           792,931
Interstate Bakeries Corp. ..................            23,300           583,956
Ralcorp Holdings, Inc. + ...................             8,800           155,100
                                                                     -----------
                                                                       3,942,237
                                                                     -----------

                                       See Notes to Portfolio of Investments. 83

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Growth and Income (continued)
--------------------------------------------------------------------------------

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
United States (continued)
Food and Drug Retail (3.3%)
Casey's General Stores, Inc. ...............            76,000       $ 1,064,000
CVS Corp. ..................................           149,500         6,830,281
Duane Reade, Inc. + ........................             2,700           104,287
Kroger Co. (The) + .........................            39,400         2,186,700
Longs Drug Stores, Inc. ....................           117,900         4,605,469
Safeway, Inc. + ............................            14,300           683,719
SUPERVALU, Inc. ............................           207,700         4,984,800
U.S. Foodservice + .........................            13,000           617,500
                                                                     -----------
                                                                      21,076,756
                                                                     -----------
Forest Products and Building Materials (1.6%)
Ball Corp. .................................            27,000         1,139,062
Boise Cascade Corp. ........................            83,800         2,346,400
Chesapeake Corp. ...........................             2,400            84,000
Delta & Pine Land Co. ......................             6,600           220,275
Florida Rock Industries, Inc. ..............            40,600         1,007,388
Georgia-Pacific Corp. ......................            58,600         1,300,187
Lafarge Corp. ..............................            28,100           946,619
Lone Star Industries, Inc. .................            34,400         2,423,050
Masco Corp. ................................            15,800           445,363
Owens Corning ..............................            16,500           599,156
                                                                     -----------
                                                                      10,511,500
                                                                     -----------
Gas Utilities (2.2%)
Coastal Corp. (The) ........................            30,000         1,057,500
Columbia Energy Group ......................            62,400         3,611,400
Eastern Enterprises ........................            44,000         1,806,750
Energen Corp. ..............................           106,600         1,918,800
Enron Corp. ................................             8,000           422,000
ONEOK, Inc. ................................            49,200         1,685,100
Sempra Energy ..............................           138,199         3,593,174
Southwest Gas Corp. ........................            10,100           239,244
                                                                     -----------
                                                                      14,333,968
                                                                     -----------
Health Services (0.2%)
Lincare Holdings, Inc. + ...................            27,700         1,106,269
                                                                     -----------
Housing and Furnishings (2.6%)
Centex Corp. ...............................           147,000         4,924,500
D.R. Horton, Inc. ..........................             4,736            75,184
Department 56, Inc. + ......................            14,100           439,744
Fleetwood Enterprises, Inc. ................            60,300         1,944,675
Kaufman & Broad Home Corp. .................           119,000         3,398,937
Pulte Corp. ................................           167,400         4,310,550
Ryland Group, Inc. .........................            49,700         1,236,287
Standard Pacific Corp. .....................            36,900           357,469
                                                                     -----------
                                                                      16,687,346
                                                                     -----------
Industrial Services (0.2%)
Fluor Corp. ................................            12,000           465,750
Foster Wheeler Corp. .......................            52,100           827,088
Milacron, Inc. .............................             6,600           127,875
                                                                     -----------
                                                                       1,420,713
                                                                     -----------
Insurance (4.1%)
Allstate Corp. (The) .......................           216,400         9,318,725


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Insurance (continued)
Americredit Corp. + ........................             5,800       $    77,575
CIGNA Corp. ................................            47,700         3,479,119
Conseco, Inc. ..............................           108,000         3,746,250
ESG Re Ltd. ................................             3,000            55,500
First American Financial Corp. .............            24,600           770,287
Guarantee Mutual Life Companies, Inc. ......            15,000           288,750
Hartford Life, Inc. ........................             9,800           453,250
LandAmerica Financial Group, Inc. ..........             4,500           233,719
MGIC Investment Corp. ......................            70,800         2,761,200
Mutual Risk Management Ltd. ................            15,732           531,938
Nationwide Financial Services, Inc. ........             4,800           199,200
SunAmerica, Inc. ...........................            63,800         4,497,900
                                                                     -----------
                                                                      26,413,413
                                                                     -----------
Investment Services (1.1%)
Golden State Bancorp, Inc. .................           124,200         2,383,087
Investors Financial Services Corp. .........             1,000            53,875
Providian Financial Corp. ..................            51,200         4,064,000
Telebanc Financial Corp. + .................             6,900           125,925
Vermont Financial Services Corp. ...........             4,400            99,550
                                                                     -----------
                                                                       6,726,437
                                                                     -----------
Major Telecommunications (7.9%)
Alltel Corp. ...............................            82,100         3,843,306
AT&T Corp. .................................           177,200        11,030,700
Bell Atlantic Corp. ........................           126,000         6,693,750
BellSouth Corp. ............................           132,700        10,591,119
SBC Communications, Inc. ...................            60,785         2,815,118
Sprint Corp. ...............................           100,300         7,698,025
U.S. WEST, Inc. ............................           131,700         7,556,288
                                                                     -----------
                                                                      50,228,306
                                                                     -----------
Oil (1.2%)
Ashland Oil, Inc. ..........................           103,600         4,985,750
Conoco Inc. + ..............................            13,300           330,838
Sun Company, Inc. ..........................            21,400           734,287
Tesoro Petroleum Corp. + ...................            49,000           725,812
Tosco Corp. ................................            24,400           684,725
                                                                     -----------
                                                                       7,461,412
                                                                     -----------
Oil Services (0.8%)
BJ Services Co. + ..........................             8,600           175,763
Cal Dive International, Inc. + .............             8,000           171,000
Eagle Geophysical, Inc. + ..................            20,000           136,250
Helmerich & Payne, Inc. ....................            84,600         2,014,538
McDermott International, Inc. ..............            89,400         2,620,537
Santa Fe International Corp. ...............             5,200            95,875
                                                                     -----------
                                                                       5,213,963
                                                                     -----------
Other Telecommunications (1.6%)
Aerial Communications, Inc. + ..............            16,100            90,563
Century Telephone Enterprises ..............            34,951         1,985,643
L-3 Communications Holdings, Inc. + ........             3,200           137,600
Nokia Corp., ADR ...........................             6,400           595,600
SIGCORP, Inc. ..............................            12,600           432,337
Swisscom AG + ..............................             7,600           255,550


84 See Notes to Portfolio of Investments.

                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
United States (continued)
Other Telecommunications (continued)
Teligent, Inc. + ...........................             8,600       $   264,450
Tellabs, Inc. + ............................           117,800         6,479,000
                                                                     -----------
                                                                      10,240,743
                                                                     -----------
Print Media (2.3%)
Knight-Ridder, Inc. ........................           101,000         5,144,688
McClatchy Co. (The) ........................            31,725         1,076,667
McGraw-Hill Co., Inc. ......................            48,800         4,388,950
New York Times Co. .........................           141,600         4,000,200
                                                                     -----------
                                                                      14,610,505
                                                                     -----------
Producer Goods (2.5%)
American Power Conversion Corp. + ..........             6,400           271,600
C & D Technologies, Inc. ...................            64,400         1,569,750
Graco, Inc. ................................            21,900           577,613
Hanover Compressor Co. + ...................            15,000           378,750
Honeywell, Inc. ............................            50,300         4,017,712
Ingersoll-Rand Co. .........................           135,500         6,842,750
Special Metals Corp. + .....................             6,600            66,000
Tower Automotive, Inc. + ...................             6,500           144,625
Tyco International Ltd. ....................            31,836         1,971,842
Varlen Corp. ...............................            15,000           448,125
                                                                     -----------
                                                                      16,288,767
                                                                     -----------
Real Estate Investment Trusts (7.6%)
AMB Property Corp. .........................             1,700            39,100
American Health Properties, Inc. ...........             7,700           171,325
Apartment Investment & Management Co. ......            41,400         1,446,412
Archstone Communities Trust ................            15,000           301,875
Arden Realty Group, Inc. ...................            20,200           436,825
Avalon Bay Communities, Inc. ...............            21,691           696,823
Beacon Capital + BBB .......................            26,000           452,400
Bedford Property Investors, Inc. ...........             3,000            53,625
Berkshire Realty Co., Inc. .................             5,800            52,200
Boston Properties, Inc. ....................             8,600           245,100
Boykin Lodging Co. .........................             5,800            82,650
Bradley Real Estate, Inc. ..................             3,400            71,400
Brandywine Realty Trust ....................            50,900           909,837
Cabot Industrial Trust .....................             4,100            82,000
Camden Property Trust ......................            24,977           671,257
Captec Net Lease Realty, Inc. ..............            11,000           138,875
Carramerica Realty Corp. ...................             7,900           177,750
CBL & Associates Properties, Inc. ..........            99,000         2,580,187
Cca Prison Realty Trust ....................            17,100           401,850
Chateau Communities, Inc. ..................            11,500           337,813
Colonial Properties Trust ..................            14,500           398,750
Cornerstone Properties, Inc. ...............            18,200           282,100
Cousins Properties, Inc. ...................            12,000           343,500
Crescent Real Estate Equities,  Inc. .......            45,600         1,142,850
Criimi Mae, Inc. ...........................            20,100            27,638
Crown America Realty Trust .................            16,800           134,400
Duke Realty Investments, Inc. ..............            34,400           821,300
Eastgroup Properties, Inc. .................             5,050            96,266


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Real Estate Investment Trusts (continued)
Equity Office Properties Trust .............           105,300       $ 2,527,200
Equity One, Inc. ...........................             5,600            51,100
Equity Residential Properties Trust ........            70,349         2,954,658
Essex Property Trust, Inc. .................            12,500           392,187
Felcor Suite Hotels, Inc. ..................            17,000           400,562
First Industrial Realty Trust, Inc. ........            21,000           538,125
Franchise Finance Corp. of America .........            19,500           485,062
Gables Residential Trust ...................            11,600           305,225
General Growth Properties, Inc. ............            19,500           693,469
Glenborough Realty Trust, Inc. .............            42,100           902,519
Glimcher Realty Trust ......................             6,800           110,075
Golf Trust of America, Inc. ................             6,000           160,500
Health Care REIT, Inc. .....................            90,700         2,052,087
Healthcare Realty Trust, Inc. ..............            13,755           322,386
Highwood Properties, Inc. ..................            18,400           514,050
Home Properties of New York, Inc. ..........             6,200           166,625
Hospitality Properties Trust ...............            29,000           768,500
HRPT Properties Trust ......................           142,800         2,275,875
Imperial Credit Commercial Mortgage
 Investment Corp. ..........................             5,600            46,900
Kilroy Realty Corp. ........................            14,200           315,063
Kimco Realty Corp. .........................            66,050         2,629,616
Koger Equity, Inc. .........................            15,000           253,125
Lexington Corporate Properties Trust .......             3,800            47,500
Liberty Property Trust .....................           107,500         2,472,500
LTC Healthcare, Inc. + .....................             3,510             8,336
LTC Properties, Inc. .......................            35,100           601,087
Mack-Cali Realty Corp. .....................             9,800           290,325
Manufactured Home ..........................             9,800           244,388
Meditrust Companies ........................            11,400           185,250
MeriStar Hospitality Corp. .................             8,136           150,516
Merry Land Properties, Inc. + ..............               665             3,242
National Health Investors, Inc. ............             2,900            81,744
OMEGA Healthcare Investors, Inc. ...........            32,400         1,004,400
Parkway Properties, Inc. ...................             7,900           225,150
Patriot American Hospitality, Inc. .........            15,900           141,113
Post Properties, Inc. ......................            63,800         2,468,262
Prentiss Properties Trust ..................            22,900           472,312
Prime Retail, Inc. .........................            23,800           230,563
Prologis Trust .............................            16,100           351,181
PS Business Parks, Inc. ....................            23,600           474,950
Public Storage, Inc. .......................            22,700           605,806
Ramco-Gerhenson Properties Trust ...........             1,225            19,217
Reckson Associates Realty Corp. ............            23,600           535,425
Reckson Service Industries + ...............             2,512             4,867
Regency Realty Corp. .......................             8,800           202,950
Shurgard Storage Centers, Inc. .............             6,900           185,869
Simon Property Group .......................            32,700           978,956
SL Green Realty Corp. ......................             4,600            87,113
Sovran Self Storage, Inc. ..................             3,700            94,813
Spieker Properties, Inc. ...................            23,800           821,100
Starwood Financial Trust ...................               183            12,993


                                       See Notes to Portfolio of Investments. 85

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Growth and Income (continued)
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
United States (continued)
Real Estate Investment Trusts (continued)
Starwood Lodging Trust .....................            61,900       $ 1,752,544
Sun Communities, Inc. ......................             8,250           275,859
Sunstone Hotel Investors, Inc. .............             4,100            37,156
Tanger Factory Outlet Centers, Inc. ........             7,100           155,756
Tower Realty Trust, Inc. ...................             1,800            36,450
United Dominion Realty Trust, Inc. .........            21,367           237,708
Universal Health Realty Income Trust .......             2,100            41,081
Urban Shopping Centers, Inc. ...............            14,500           478,500
Vornado Operating Co. + ....................             1,290             8,063
Vornado Realty Trust .......................            25,800           869,137
Walden Residential Properties, Inc. ........            12,600           290,588
Weeks Corp. ................................             7,800           226,688
                                                                     -----------
                                                                      48,872,475
                                                                     -----------
Semiconductors and Electronics (1.8%)
Altera Corp. + .............................            11,400           474,525
Intel Corp. ................................           110,100         9,819,544
Lattice Semiconductor Corp. + ..............            22,000           748,000
Novellus Systems, Inc. + ...................            11,600           450,225
SLI, Inc. + ................................            11,700           195,975
                                                                     -----------
                                                                      11,688,269
                                                                     -----------
Specialty Chemicals (0.2%)
Engelhard Corp. ............................             4,701            98,716
Millennium Chemicals, Inc. + ...............            33,300           811,687
Solutia, Inc. ..............................             7,800           171,113
                                                                     -----------
                                                                       1,081,516
                                                                     -----------
Surface Transport (0.2%)
Burlington Northern Santa Fe Corp. .........             7,800           240,825
Tidewater, Inc. ............................            30,800           872,025
                                                                     -----------
                                                                       1,112,850
                                                                     -----------
Textiles and Apparel (0.0%)
Gerber Childrenswear, Inc. + ...............             3,600            30,600
                                                                     -----------
Total United States (Cost $491,548,840) ....                         539,249,411
                                                                     -----------

Foreign Common Stocks (4.2%)
Australia (0.2%)
Mayne Nickless Ltd.(Commercial
 Services) + ...............................            58,900           270,502
Mayne Nickless Ltd. Rights(Commercial
 Services) + ...............................            94,240            41,822
Telstra Corp. Ltd. .........................
 (Other Telecommunications) + ..............           146,600           579,305
Westpac Banking Corp. Ltd.(Banks and
 Thrifts) ..................................            68,148           412,635
                                                                     -----------
Total Australia ............................                           1,304,264
                                                                     -----------
Belgium (0.1%)
Delhaize-le Lion SA(Food and
 Beverage) .................................             3,600           307,737
                                                                     -----------
Canada (0.1%)
BCE Inc.(Major Telecommunications) .........             2,000            67,616
Canadian National Railway Co. ..............
 (Surface Transport) .......................             7,001           351,826
                                                                     -----------
Total Canada ...............................                             419,442
                                                                     -----------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Denmark (0.1%)
Den Danske Bank(Investment Services) .......             1,700       $   230,857
Tele Danmark A/S
 (Major Telecommunications) ................             3,900           424,930
                                                                     -----------
Total Denmark ..............................                             655,787
                                                                     -----------
Finland (0.0%)
Helsingin Puhelin Oyj
 (Other Telecommunications) ................             3,800           208,157
                                                                     -----------
France (0.5%)
Accor SA(Consumer Services) ................             1,600           336,009
Credit Commercial de France(Banks and
 Thrifts) + ................................             4,400           308,958
Danone(Food and Beverage) ..................               700           185,046
Elf Aquitaine SA(Oil) ......................             3,400           393,414
Etablissements Economiques du Casino
 Guichard-Perrachon SA(Commercial
 Services) + ...............................             1,200           119,417
Gemini Sogeti SA(Insurance) ................             2,400           360,626
Lafarge SA
 (Forest Products and Building
 Materials) ................................             4,300           439,518
Renault SA(Automotive) .....................             8,800           376,102
Scor(Insurance) ............................             1,000            57,333
Societe Generale(Banks and Thrifts) ........             1,700           224,851
Vivendi(Utilities - Water) .................             1,400           319,705
                                                                     -----------
Total France ...............................                           3,120,979
                                                                     -----------
Germany (0.4%)
Bayericshe Hypo-und Vereinsb
 (Chemicals) + .............................             3,600           285,839
BHF-Bank AG(Banks and Thrifts) .............             3,900           150,473
Daimler-Benz AG(Automotive) ................             2,420           187,764
Deutsche Pfandbrief & Hypothekenbank
 AG(Banks and Thrifts) .....................             5,100           403,399
Douglas Holding AG(Discretionary
 Retail) ...................................             5,300           296,653
Gehe AG(Health Services) ...................             7,100           533,729
Mannesmann AG(Producer Goods) ..............             4,300           423,204
                                                                     -----------
Total Germany ..............................                           2,281,061
                                                                     -----------
Ireland (0.2%)
Allied Irish Banks(Banks and Thrifts) ......            28,165           406,784
CRH Plc (Forest Products and Building
 Materials) ................................            26,000           380,887
Waterford Wedgewood
 (Housing and Furnishings) .................           342,879           309,108
                                                                     -----------
Total Ireland ..............................                           1,096,779
                                                                     -----------
Italy (0.2%)
Arnoldo Mondadori Editor(Print Media) ......            30,800           341,230
Banca Commerciale Italiana
 (Banks and Thrifts) .......................            54,000           333,905
Credito Italiano(Banks and Thrifts) + ......            78,400           421,132
Istituto Nazionale delle
 Assicurazioni(Insurance) + ................            58,500           161,225



86 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
Italy (continued)
Telecom Italia SpA (Commercial
 Services) .................................            44,000       $   318,267
                                                                     -----------
Total Italy ................................                           1,575,759
                                                                     -----------
Japan (0.5%)
Fuji Photo Film(Chemicals) .................            13,000           476,372
Hitachi Ltd.(Semiconductors and
 Electronics) ..............................            14,000            71,246
Kao Corp.(Consumer Products) ...............            23,000           465,817
Mizuno Corp.(Consumer Products) ............            90,000           281,910
Nintendo Co. Ltd.
 (Semiconductors and Electronics) ..........             2,000           169,232
NTT Mobile Communication Network,
 Inc .......................................
 (Other Telecommunications) ................                50           180,645
Santen Pharmaceutical Co. Ltd.(Drugs) ......            17,000           291,633
Seino Transportation Co. Ltd.
 (Surface Transport) .......................            67,000           390,984
Shohkoh Fund(Banks and Thrifts) ............               800           243,378
Sony Corp.(Consumer Products) ..............             4,700           298,473
Takefuji Corp.(Banks and Thrifts) ..........             4,800           255,804
                                                                     -----------
Total Japan ................................                           3,125,494
                                                                     -----------
Mexico (0.1%)
Cifra SA(Discretionary Retail) + ...........           150,000           195,891
Panamerican Beverages, Inc.
 (Food and Beverage) .......................            12,900           261,225
                                                                     -----------
Total Mexico ...............................                             457,116
                                                                     -----------
Netherlands (0.2%)
Hunter Douglas NV(Consumer Services) .......             4,029           144,534
ING Groep NV(Banks and Thrifts) ............             6,931           335,477
Koninklijke Ahold NV(Commercial
 Services) .................................             9,898           329,107
Laurus Scrips(Food and Beverage) + .........            41,300           103,931
Philips Electronic Nv(Heavy
 Machinery) + ..............................             3,000           164,625
Vendex N.V.(Discretionary Retail) + ........             5,900           150,052
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit
 (Print Media) .............................             9,600           332,049
                                                                     -----------
Total Netherlands ..........................                           1,559,775
                                                                     -----------
New Zealand (0.0%)
Fernz Corp. Ltd.(Chemicals) ................            50,000           145,589
                                                                     -----------
Norway (0.2%)
Det Sondenfjelds-Norske
 Dampskibsselskab(Oil) + ...................            30,700           435,169
Merkantildata Asa(Data and Imaging
 Services) .................................            33,000           331,244
Ocean Rig ASA(Oil) + .......................           630,000           282,005
Tandberg Television ASA(Electronic
 Media) + ..................................            21,600           199,235
                                                                     -----------
Total Norway ...............................                           1,247,653
                                                                     -----------
Spain (0.1%)
Iberdrola SA(Electric Utilities) + .........            31,000           499,767
Telefonica de Espana
 (Major Telecommunications) ................             8,900           401,117
                                                                     -----------
Total Spain ................................                             900,884
                                                                     -----------
Sweden (0.2%)
Celsius AB(Conglomerate and
 Aerospace) ................................            16,100           257,448


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------     ------------
Sweden (continued)
Industrial & Financial Systems(Data
 and Imaging Services) + BB ................            22,000      $    208,261
Securitas AB(Consumer Services) ............            24,000           294,739
Svenska Handelsbanken(Investment
 Services) + ...............................            10,300           432,840
                                                                     -----------
Total Sweden ...............................                           1,193,288
                                                                     -----------
Switzerland (0.4%)
Adecco SA(Surface Transport) ...............               900           358,883
Fischer (Georg) AG(Auto Parts and
 Hardware) .................................               750           258,640
Nestle SA Registered Shares
 (Food and Beverage) .......................               220           467,878
Novartis AG Registered Shares(Health
 Services) + ...............................               265           477,478
Schweizerische
 Rueckversicherungs-Gesellschaft
 (Swiss Re)(Insurance) .....................               110           244,986
Swiss Common(Other
 Telecommunications) + .....................               900           305,051
UBS AG(Banks and Thrifts) ..................               450           123,449
                                                                     -----------
Total Switzerland ..........................                           2,236,365
                                                                     -----------
United Kingdom (0.7%)
Bank of Scotland(Banks and Thrifts) + ......            40,441           439,545
British Aerospace Plc
 (Conglomerate and Aerospace) ..............            49,800           366,126
British Telecom Plc
 (Major Telecommunications) ................            10,000           130,794
Cable & Wireless Plc(Other
 Telecommunications) + .....................            18,100           204,152
Dixons Group Plc(Discretionary
 Retail) ...................................            31,000           331,222
Glaxo Wellcome Plc(Drugs) ..................             6,534           203,093
Granada Group Plc(Consumer
 Services) + ...............................            32,811           494,812
Kingfisher Plc(Discretionary Retail) .......            44,054           386,962
National Westminster Bank Plc
 (Banks and Thrifts) .......................            19,800           334,575
Pearson Plc(Print Media) ...................            18,400           321,087
Peninsular & Oriental Steam
 Navigation Co.(Surface Transport) + .......            13,500           141,642
Tomkins Plc(Consumer Services) .............            66,200           306,542
Unilever Plc(Consumer Products) ............            30,900           310,489
Vodafone Group Plc(Consumer Products) ......            28,030           375,535
Williams Holdings(Forest Products) .........            32,000           199,758
Total United Kingdom .......................                           4,546,334
                                                                     -----------
Total Foreign Common Stocks
 (Cost $23,302,723) ........................                          26,382,463
                                                                     -----------
Total Common Stocks
 (Cost $514,851,563) .......................                         565,631,874
                                                                     -----------

PREFERRED STOCKS (0.3%)
Germany (0.1%)
Henkel KGAA(Chemicals) .....................             3,800           324,663
Hugo Boss AG(Textiles and Apparel) + .......               120           186,936
SAP AG(Data and Imaging Services) + ........               600           292,360
                                                                     -----------
Total Germany ..............................                             803,959
                                                                     -----------
United States (0.2%)
Case Corp.(Heavy Machinery) + BB ...........               800            47,600


                                       See Notes to Portfolio of Investments. 87

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Growth and Income (continued)
--------------------------------------------------------------------------------


                                                      Number of         Market
                                                       Shares           Value
                                                      ---------      -----------
United States (continued)
Chancellor Media Corp.(Electronic
 Media) + ..................................             1,400       $   156,100
Corning Delware L.P.(Food and
 Beverage) + ...............................             1,100            63,319
Equity Residential Properties(Real
 Estate Investment Trusts) + ...............             2,100            49,350
Ingersoll-Rand Co.(Producer Goods) + .......             4,200           106,575
International Paper Co.(Forest
 Products and Building Materials) +
 BB ........................................               700            34,825
Kaufman & Broad Home
 Corp.(Engineering Services) + .............            19,200           144,000
Lincoln National Corp.(Electric
 Utilities) + ..............................             5,600           138,600
Merrill "Dg" (Strypes)(Discretionary
 Retail) + .................................             5,300           173,906
Merrill CBR(Data and Imaging
 Services) + ...............................             2,100            93,450
Owens-ill Inc.(Industrial Services) + ......             1,400            56,175
Salomon, Inc.(Investment Services) + .......             5,200           256,750
Tanger Factory Outlet Centers,
 Inc.(Real Estate Investment
 Trusts) + .................................             4,200            83,475
Union Planters Co.(Food and
 Beverage) + ...............................             1,400            77,000
                                                                     -----------
Total United States ........................                           1,481,125
                                                                     -----------
Total Preferred Stocks
 (Cost $2,276,543) .........................                           2,285,084
                                                                     -----------


PUT OPTION PURCHASED (0.2%)
Russell 2000 Index, Strike $350,
 December 98 ...............................           141,400           830,725
Russell 2000 Index, Strike $360,
 December 98 ...............................            28,000           213,500
S&P 400 Midcap Index, Strike $300,
 December 98 ...............................            25,000           100,000
                                                                     -----------
Total Put Options Purchased
 (Cost $4,691,785)  ........................                           1,144,225
                                                                     -----------


                                                    Principal
                                                      Amount
                                                   -----------
LONG-TERM BONDS AND NOTES (1.0%)
Corporate Bonds (1.0%)
Agnico-Eagle Mines Ltd., 3.50%,
 01/27/04 ..................................       $   100,000            63,750
Alza Corp., 5.00%, 05/01/06 ................            70,000            94,238
American Express Credit Corp.,
 1.13%, 02/19/03 ...........................           180,000           182,700
Automatic Data Processing,  Inc.,
 Zero Coupon, 02/20/12 .....................            30,000            30,300
Baker Hughes, Inc., Zero Coupon,
 05/05/08 ..................................           175,000           116,594
Brightpoint Convertible,
 Zero Coupon, 03/11/18 .....................           245,000            75,950
Checkpoint Systems, Inc., 5.25%,
 11/01/05 ..................................            88,000            72,600
Comverse Technology, Inc., 5.75%,
 10/01/06 BB ...............................           400,000           451,500
Continental Airlines, Inc., 6.75%,
 04/15/06 BB ...............................           140,000           191,187
Credence Systems Corp., 5.25%,
 09/15/02 BB ...............................           300,000           225,000
Dovatron International, 6.00%,
 10/15/02 ..................................            70,000            66,850
Einstein/Noah Bagel Corp., 7.25%,
 06/01/04 ..................................           370,000           144,300
EMC/MASS Corp., 3.25%, 03/15/02 BB .........           340,000           984,511
Fremont General Corp.,
 Zero Coupon, 10/12/13 .....................           370,000           354,275
Hewlett Packard Co.,
 Zero Coupon, 10/14/17 BB ..................           630,000           340,200


                                                      Principal        Market
                                                       Amount          Value
                                                      ---------     ------------
Corporate Bonds (continued)
Home Depot,  Inc., 3.25%, 10/01/01 .........          $140,000      $    266,000
Homebase, Inc., 5.25%, 11/01/04 ............           210,000           180,075
Integrated Health Services, Inc.,
 5.75%, 01/01/01 ...........................           105,000            90,038
Marriott International, Inc., Zero
 Coupon, 03/25/11 BB .......................           270,000           167,231
NAC Re Corp., 5.25%, 12/15/02 BB ...........            70,000            73,850
National Semiconductor Corp., 6.50%,
 10/01/02 BB ...............................           350,000           283,500
Office Depot, Inc., Zero Coupon,
 12/11/07 ..................................           275,000           206,937
Ogden Corp., 5.75%, 10/20/02 ...............            70,000            66,500
Ogden Corp., 6.00%, 06/01/02 ...............            25,000            24,000
Oryx Energy Co., 7.50%, 05/15/14 ...........            50,000            49,875
Pennzoil Co., 4.90%, 08/15/08 ..............            39,851            39,054
Phycor, Inc., 4.50%, 02/15/03 ..............           105,000            63,656
Phymatrix Corp., 6.75%, 06/15/03 ...........           200,000            70,000
Pioneer Financial Services, 6.50%,
 04/01/03 ..................................           105,000            91,350
Potomac Electric Power, 7.00%,
 01/15/18 ..................................           250,000           256,250
Richey Electronics, Inc., 7.00%,
 03/01/06 BB ...............................           141,000           137,475
Roche Holdings, Zero Coupon, 05/06/12
 BB ........................................           875,000           461,562
SCI Systems, Inc., 5.00%, 05/01/06
 BB ........................................            55,000            90,922
Tel-Save Holding, Inc., 5.00%,
 12/15/04 BB ...............................           100,000            40,000
Thermo Instrument System, 4.50%,
 10/15/03 BB ...............................            70,000            61,425
U.S. Cellular Corp., Zero Coupon,
 06/15/15 ..................................           175,000            69,015
Vantive Corp., 4.75%, 09/01/02 BB ..........            70,000            48,300
Veterinary Centers of America, 5.25%,
 05/01/06 BB ...............................            35,000            27,650
                                                                     -----------
Total Corporate Bonds ......................                           6,258,620
                                                                     -----------
Total Long-Term Bonds and Notes
 (Cost $5,764,187) .........................                           6,258,620
                                                                     -----------


SHORT-TERM INVESTMENTS (9.9%)
Detroit Edison Co., 5.75%, 11/03/98 ........        10,000,000         9,998,404
Federal Home Loan Bank, 5.40%,
 11/02/98 ..................................        47,897,000        47,897,000
U.S. Treasury, 4.63%, 02/18/99 .............           300,000           296,238
U.S. Treasury Bill, 4.50%, 02/18/99 ........           400,000           394,984
U.S. Treasury Bill, 4.98%, 02/18/99 @ ......         5,000,000         4,937,300
Total Short-Term Investments
 (Cost $63,511,212)                                                   63,523,926
                                                                     -----------
Total Investments
 (Cost $591,095,290)(A) ....................                         638,843,729
Other assets less liabilities ..............                            (178,957)
                                                                     -----------
Total net Assets ...........................                        $638,664,772
                                                                     -----------


88 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $593,681,392. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains............................  $ 76,433,369

Unrealized losses...........................   (31,271,032)
                                              ------------
 Net unrealized gain........................  $ 45,162,337
                                              ============


Information concerning open futures contracts at October 31, 1998 is shown below:

                            No. of      Initial     Expiration     Unrealized
                          Contracts      Value         Date       Gain/(loss)
                          ----------  ------------  -----------  --------------
     Long Contracts
------------------------
Russell 2000 Index
Futures....
                               8      $ 1,452,800     Dec 98       $   71,200
S & P 500 Index Futures      292       75,875,131     Dec 98        4,804,469
                                      -----------                  ----------
                                      $77,327,931                  $4,875,669
                                      ===========                  ==========


Information concerning options written at October 31, 1998 is shown below:

                            No. of    Exercise   Expiration       Market
                          Contracts     Price       Date          Value
                          ----------  ---------  -----------  ---------------
      Call Options
------------------------
Russell 2000 Index......    1,414      $350.00     Dec 98      $(5,178,775)
Russell 2000 Index......      280       360.00     Dec 98         (794,500)
S & P 400 Mid Cap Index.      250       300.00     Dec 98         (998,437)
Tyco International Ltd..       60        55.00     Jan 99          (54,750)
                                                              ------------
                                                               $(7,026,462)
                                                              ============


+      Non-income producing security.
B Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
BB Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.
BBB This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 89

Growth and Income Funds
Portfolio of Investments - October 31, 1998
Real Estate
--------------------------------------------------------------------------------


                                                      Number of        Market
                                                       Shares          Value
                                                      ---------     ------------
Common Stocks (95.0%)
Real Estate Investment Trusts (95.0%)
Apartment Investment & Management Co. ......             4,600      $    160,712
Archstone Communities Trust ................             1,100            22,138
Arden Realty Group, Inc. ...................               600            12,975
Avalon Bay Communities, Inc. ...............             1,600            51,400
Beacon Capital + B .........................             6,600           114,840
Bedford Property Investors, Inc. ...........             4,000            71,500
Brandywine Realty Trust ....................            10,300           184,112
Camden Property Trust ......................             7,600           204,250
Captec Net Lease Realty, Inc. ..............               300             3,788
CBL & Associates Properties, Inc. ..........             7,000           182,437
Chateau Communities, Inc. ..................             1,400            41,125
Colonial Properties Trust ..................             2,700            74,250
Cousins Properties, Inc. ...................             1,500            42,937
Criimi Mae, Inc. ...........................            15,300            21,038
Equity Office Properties Trust .............             9,100           218,400
Equity One, Inc. ...........................               900             8,213
Equity Residential Properties Trust ........             5,200           218,400
Essex Property Trust, Inc. .................             4,800           150,600
First Industrial Realty Trust, Inc. ........             1,700            43,562
Franchise Finance Corp. of America .........             1,100            27,363
General Growth Properties, Inc. ............             2,500            88,906
Glenborough Realty Trust, Inc. .............             8,300           177,931
Golf Trust of America, Inc. ................             2,800            74,900
Health Care REIT, Inc. .....................             6,700           151,587
Home Properties of New York, Inc. ..........               700            18,813
HRPT Properties Trust ......................             2,800            44,625
Imperial Credit Commercial Mortgage
 Investment Corp. ..........................               500             4,188
Kilroy Realty Corp. ........................             1,600            35,500
Kimco Realty Corp. .........................             4,900           195,081
Koger Equity, Inc. .........................             5,700            96,187
Kranzco Realty Trust .......................             2,100            31,238
Liberty Property Trust .....................             4,600           105,800
OMEGA Healthcare Investors, Inc. ...........             1,800            55,800
Parkway Properties, Inc. ...................             2,400            68,400
Patriot American Hospitality, Inc. .........             1,500            13,313
Post Properties, Inc. ......................             4,700           181,831
Prime Retail, Inc. .........................               900             8,719
PS Business Parks, Inc. ....................            10,200           205,275
Public Storage, Inc. .......................             1,200            32,025
Regency Realty Corp. .......................             5,600           129,150
Simon Property Group .......................             2,800            83,825
Sovran Self Storage, Inc. ..................               400            10,250
Starwood Lodging Trust .....................             5,430           153,737
Trizec Hahn Corp. ..........................               300             5,756
Vornado Operating Co. + ....................               260             1,625
Vornado Realty Trust .......................             5,200           175,175
Weeks Corp. ................................             3,800           110,437
                                                                     -----------
                                                                       4,114,114
                                                                     -----------
Total Common Stocks (Cost $4,952,678) ......                           4,114,114
                                                                     -----------


                                                   Principal           Market
                                                     Amount            Value
                                                   -----------       -----------
SHORT-TERM INVESTMENTS (5.2%)
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98 ...........................       $   224,000       $   224,000
                                                                     -----------
Total Short-Term Investments
 (Cost $224,000) ...........................                             224,000
                                                                     -----------
Total Investments (Cost $5,176,678)(a) .....                           4,338,114
                                                                     -----------
Other assets less liabilities ..............                              (7,044)
                                                                     -----------
Total Net Assets ...........................                         $ 4,331,070
                                                                     ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $5,214,875. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains...............................  $  41,056

Unrealized losses..............................   (917,817)
                                                 ---------
 Net unrealized loss...........................  $(876,761)
                                                 =========


+  Non-income producing security.

B Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


90 See Notes to Financial Statements.

Growth and Income Funds
Statements of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------


                                                Growth and
                                 Balanced         Income         Real Estate
                               -------------  ---------------  ----------------
Assets:
Investments, at market
 value..................       $121,425,965    $638,843,729      $4,338,114
Cash ...................              5,247          73,727           3,270
Cash denominated in
 foreign currencies ....                 --         961,578              --
Receivable for :
 Dividends and interest             594,592         803,040           9,319
 Investments sold ......            632,785      20,939,337              --
 Fund shares sold ......             76,847         240,208              --
 Recoverable foreign
 taxes..................                 --          39,329              --
 Variation margin ......                 --         647,900              --
 Reimbursement from
 Investment Adviser ....                 --              --          14,913
Prepaid expenses .......              2,500          13,996              79
Gross unrealized gain on
 forward foreign
 currency exchange
 contracts..............                 --         151,150              --
                               ------------    ------------      ----------
     Total assets ......        122,737,936     662,713,994       4,365,695
                               ------------    ------------      ----------
Liabilities:
Payable for:
 Investments purchased .          2,945,721      15,704,008              --
 Fund shares redeemed ..              1,700          58,537              --
Other liabilities ......            143,172         562,905          34,625
Gross unrealized loss on
 forward foreign
 currency exchange
 contracts..............                 --         697,310              --
Options written, at
 market value (Premiums
 received
 Growth and Income
 $4,287,813)............                 --       7,026,462              --
                               ------------    ------------      ----------
     Total liabilities .          3,090,593      24,049,222          34,625
                               ------------    ------------      ----------
 NET ASSETS.............       $119,647,343    $638,664,772      $4,331,070
                               ============    ============      ==========
Net Assets represented by:
Paid-in capital ........       $100,533,439    $518,966,656      $5,198,215
Net unrealized gain
 (loss) on investments,
 open futures contracts,
 options and foreign
 currency
 related transactions ..         12,321,530      49,331,483        (838,564)
Undistributed net
 investment income .....          1,461,159       3,230,020         127,208
Accumulated net realized
 gain (loss) on
 investments............          5,331,215      67,136,613        (155,789)
                               ------------    ------------      ----------
 NET ASSETS ............       $119,647,343    $638,664,772      $4,331,070
                               ============    ============      ==========

                                           See Notes to Financial Statements. 91

Growth and Income Funds
Statements of Assets and Liabilities (continued)
October 31, 1998
--------------------------------------------------------------------------------


                                                Growth and
                                 Balanced         Income         Real Estate
                               -------------  ---------------  ----------------
Capital Shares, $.001 par value:
Class I:
 Outstanding ...........          8,711,510      40,258,690         477,258
 Net Assets ............       $111,887,129    $614,492,643      $3,969,811
 Net Asset Value,
 offering and redemption
 price per share (net
 assets divided by
 shares outstanding) ...       $      12.84    $      15.26      $     8.32
Class A:
 Outstanding ...........            588,040       1,550,590          31,986
 Net Assets ............       $  7,544,392    $ 23,603,306      $  265,517
 Net Asset Value and
 redemption price per
 share (net assets
 divided by shares
 outstanding)...........       $      12.83    $      15.22      $     8.30
 Offering price (net
 asset value divided by
 1 minus
 maximum sales load)....       $      13.61    $      16.15      $     8.81
Class C:
 Outstanding ...........             16,865          37,382          11,549
 Net Assets ............       $    215,822    $    568,823      $   95,742
 Net Asset Value,
 offering and redemption
 price per share (net
 assets divided by
 shares outstanding) ...       $      12.80    $      15.22      $     8.29

Cost of investments ....       $109,104,435    $591,095,290      $5,176,678
Cost of cash denominated
 in foreign currencies .       $         --    $    967,419      $       --


92 See Notes to Financial Statements.

Growth and Income Funds
Statements of Operations
--------------------------------------------------------------------------------


                          Balanced    Growth and Income           Real Estate
                         Year Ended      Year Ended       Period From February 2, 1998
                        October 31,      October 31,      (Commencement of Operations)
                            1998            1998              to October 31, 1998
                        ------------  -----------------  ------------------------------
Investment Income:
Dividends ............  $   963,041     $  8,784,905               $ 215,054
Interest .............    3,412,594        1,929,586                   7,376
                        -----------     ------------               ---------
                          4,375,635       10,714,491                 222,430
Foreign taxes withheld
 on dividends ........       (3,760)         (82,701)                     --
                        -----------     ------------               ---------
   Total investment
    income............    4,371,875       10,631,790                 222,430
                        -----------     ------------               ---------

Investment Expenses:
Investment advisory
 fee..................      955,035        4,429,415                  28,481
Administrative
 services fees .......      162,126          903,105                   3,560
Distribution Plan and
 shareholder services
 fees.................       24,151           65,703                     656
Printing and postage .       13,048           75,159                   5,027
Custody fees .........       39,589          112,943                   1,875
Transfer agent fees ..       72,185          187,219                  18,478
Audit fees ...........       21,143           20,997                  13,733
Directors' fees ......        3,361           21,358                     118
Registration fees ....       61,802           95,836                  65,462
Miscellaneous Expenses        7,230           37,369                     176
                        -----------     ------------               ---------
Expenses before
 reimbursement and
 waiver from
 Investment Adviser ..    1,359,670        5,949,104                 137,566
                        -----------     ------------               ---------
Expense reimbursement
 and waiver from
 Investment Adviser ..           --               --                 (42,344)
                        -----------     ------------               ---------
   Total expenses ....    1,359,670        5,949,104                  95,222
                        -----------     ------------               ---------
Net investment income     3,012,205        4,682,686                 127,208
                        -----------     ------------               ---------

Net Realized and Unrealized Gain (Loss):
Net realized gain
 (loss) on:
 Investments .........    5,300,774       69,789,354                (155,789)
 Options written .....           --        5,587,516                      --
 Futures and forward
   foreign currency
   exchange contracts       (31,538)      (6,953,007)                     --
 Foreign currency
   related transactions          --          (77,600)                     --
                        -----------     ------------               ---------
     Net realized gain
       (loss) on
       investments....    5,269,236       68,346,263                (155,789)
                        -----------     ------------               ---------
Net change in
 unrealized gain or
 loss on:
 Investments .........    3,836,866      (51,127,014)               (838,564)
 Options written .....           --       (2,749,805)                     --
 Futures and forward
  foreign currency
  exchange contracts .       81,575        4,485,372                      --
 Foreign currency
 related transactions.           --           (1,764)                     --
                        -----------     ------------               ---------
     Net change in
      unrealized gain
      or loss on
      investments.....    3,918,441      (49,393,211)               (838,564)
                        -----------     ------------               ---------
Net realized and
 change in unrealized
 gain or loss on
 investments..........    9,187,677       18,953,052                (994,353)
                        -----------     ------------               ---------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $12,199,882     $ 23,635,738               $(867,145)
                        ===========     ============               =========



                                           See Notes to Financial Statements. 93

Growth and Income Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                         Balanced
                                               ----------------------------
                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1998             1997
                                               -----------       -----------
From Operations:
Net investment income........................  $  3,012,205     $  2,428,888
Net realized gain on investments.............     5,269,236       18,297,657
Net change in unrealized gain or loss on
 investments.................................     3,918,441       (2,736,577)
                                               ------------     ------------
 Net increase in net assets resulting from
  operations.................................    12,199,882       17,989,968
                                               ------------     ------------
Distributions to Shareholders:
Class I:
 From net investment income..................    (2,517,099)     (2,069,845)
 From net realized gains.....................   (17,098,126)     (9,749,919)
Class A:
 From net investment income..................      (124,633)        (67,543)
 From net realized gains.....................    (1,050,028)       (460,490)
                                               ------------    -------------
 Decrease in net assets from distributions to
  shareholders...............................   (20,789,886)    (12,347,797)
                                               ------------     ------------
Fund Share Transactions:
Class I:
 Proceeds from shares sold...................    14,655,810       15,726,792
 Net asset value of shares issued upon
  reinvestment of distributions..............    19,424,551       11,705,785
 Payments for shares redeemed................   (19,929,395)    (15,578,642)
Class A:
 Proceeds from shares sold...................     2,486,906        2,469,631
 Net asset value of shares issued upon
  reinvestment of distributions..............     1,086,605          472,425
 Payments for shares redeemed................    (1,807,735)       (744,656)
Class C:
 Proceeds from shares sold...................       219,047               --
 Payments for shares redeemed................           (35)              --
                                               ------------     ------------
 Net increase in net assets from fund share
  transactions...............................    16,135,754       14,051,335
                                               ------------     ------------
Net change in net assets.....................     7,545,750       19,693,506

Net Assets:
Beginning of period..........................   112,101,593       92,408,087
                                               ------------     ------------
End of period................................  $119,647,343     $112,101,593
                                               ============     ============
End of period net assets includes
 undistributed net investment income.........  $  1,461,159     $  1,090,686
                                               ============     ============


94 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                         Balanced
                                               ----------------------------
                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1998             1997
                                               -----------       -----------
Share Transactions:
Class I:
 Number of shares sold.......................     1,132,731        1,194,562
 Number of shares issued upon reinvestment of
  distributions..............................     1,600,420          950,985
 Number of shares redeemed...................    (1,531,060)     (1,188,932)
                                               ------------     ------------
 Net increase................................     1,202,091          956,615
                                               ============     ============
Class A:
 Number of shares sold.......................       191,352          185,352
 Number of shares issued upon reinvestment of
  distributions..............................        89,446           38,485
 Number of shares redeemed...................      (140,421)        (56,646)
                                               ------------     ------------
 Net increase................................       140,377          167,191
                                               ============     ============
Class C:
 Number of shares sold.......................        16,867               --
 Number of shares redeemed...................            (2)              --
                                               ------------     ------------
 Net increase................................        16,865               --
                                               ============     ============


                                           See Notes to Financial Statements. 95

Growth and Income Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                    Growth and Income
                                              -----------------------------
                                               Year Ended        Year Ended
                                               October 31,       October 31,
                                                  1998              1997
                                               -----------       -----------
From Operations:
Net investment income.......................  $   4,682,686     $  4,607,981
Net realized gain on investments............     68,346,263      116,644,162
Net change in unrealized gain or loss on
 investments................................    (49,393,211)     30,507,974
                                              -------------     ------------
 Net increase in net assets resulting from
 operations.................................     23,635,738      151,760,117
                                              -------------     ------------
Distributions to Shareholders:
Class I:
 From net investment income.................     (4,791,113)     (5,489,380)
 From net realized gains....................   (111,685,312)    (62,913,602)
Class A:
 From net investment income.................        (44,536)        (48,234)
 From net realized gains....................     (3,276,091)     (1,192,597)
                                              -------------     ------------
 Decrease in net assets from distributions
 to shareholders............................   (119,797,052)    (69,643,813)
                                              -------------     ------------
Fund Share Transactions:
Class I:
 Proceeds from shares sold..................     87,079,753       99,302,839
 Net asset value of shares issued upon
  reinvestment of distributions.............    116,279,112       68,298,587
 Payments for shares redeemed...............    (91,334,416)    (29,637,734)
Class A:
 Proceeds from shares sold..................     33,833,963        8,639,437
 Net asset value of shares issued upon
  reinvestment of distributions.............      3,244,173        1,190,765
 Payments for shares redeemed...............    (26,766,561)     (2,407,633)
Class C:
 Proceeds from shares sold..................        870,297               --
 Payments for shares redeemed...............       (304,290)              --
                                              -------------     ------------
 Net increase in net assets from fund share
  transactions..............................    122,902,031      145,386,261
                                              -------------     ------------
Net change in net assets....................     26,740,717      227,502,565

Net Assets:
Beginning of period.........................    611,924,055      384,421,490
                                              -------------     ------------
End of period...............................  $ 638,664,772     $611,924,055
                                              =============     ============
End of period net assets includes
 undistributed net investment income........  $   3,230,020     $  2,909,165
                                              =============     ============


96 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                    Growth and Income
                                              -----------------------------
                                               Year Ended        Year Ended
                                               October 31,       October 31,
                                                  1998              1997
                                               -----------       -----------
Share Transactions:
Class I:
 Number of shares sold......................      5,298,233        6,028,007
 Number of shares issued upon reinvestment
  of distributions..........................      7,727,547        4,758,866
 Number of shares redeemed..................     (5,721,922)     (1,833,650)
                                              -------------     ------------
 Net increase...............................      7,303,858        8,953,223
                                              =============     ============
Class A:
 Number of shares sold......................      2,255,360          520,948
 Number of shares issued upon reinvestment
  of distributions..........................        216,176           83,377
 Number of shares redeemed..................     (1,806,982)       (141,258)
                                              -------------     ------------
 Net increase...............................        664,554          463,067
                                              =============     ============
Class C:
 Number of shares sold......................         57,776               --
 Number of shares redeemed..................        (20,394)              --
                                              -------------     ------------
 Net increase...............................         37,382               --
                                              =============     ============


                                           See Notes to Financial Statements. 97

Growth and Income Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                               Real Estate
                                                          ---------------------
                                                               Period From
                                                            February 2, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment income...................................       $  127,208
Net realized loss on investments........................         (155,789)
Net change in unrealized gain or loss on investments....         (838,564)
                                                               ----------
 Net decrease in net assets resulting from operations...         (867,145)
                                                               ----------
Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................        4,990,040
 Payments for shares redeemed...........................         (198,474)
Class A:
 Proceeds from shares sold..............................          301,137
 Payments for shares redeemed...........................           (3,008)
Class C:
 Proceeds from shares sold..............................          108,520
                                                               ----------
 Net increase in net assets from fund share transactions        5,198,215
                                                               ----------
Net change in net assets................................        4,331,070
Net Assets:
Beginning of period.....................................               --
                                                               ----------
End of period...........................................       $4,331,070
                                                               ==========
End of period net assets includes undistributed net
 investment income......................................       $  127,208
                                                               ==========
Share Transactions:
Class I:
 Number of shares sold..................................          499,402
 Number of shares redeemed..............................          (22,144)
                                                               ----------
 Net increase...........................................          477,258
                                                               ==========
Class A:
 Number of shares sold..................................           32,338
 Number of shares redeemed..............................             (352)
                                                               ----------
 Net increase...........................................           31,986
                                                               ==========
Class C:
 Number of shares sold..................................           11,549
                                                               ----------
 Net increase...........................................           11,549
                                                               ==========


98 See Notes to Financial Statements.

Growth and Income Funds
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------


1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Balanced Fund (Balanced), Aetna Growth and Income Fund (Growth and Income) and Aetna Real Estate Securities Fund (Real Estate).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer three classes of shares, Class I, Class A and Class C. Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Balanced and Growth and Income on December 27, 1991, and Real Estate on February 2, 1998. Class A and Class C shares are offered to accounts not eligible to buy Class I shares. Class A shares are generally subject to a front end sales charge and a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except Real Estate, which were made available to the public February 2, 1998. Class C shares are generally subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase, a distribution fee pursuant to Rule 12b-1 of the Act and a service fee. Class C shares were first made available to the public on June 30, 1998.

The following is each Fund's investment objective:

   Balanced seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

   Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

   Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998 the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. (ACI) became each Fund's principal underwriter. Aeltus, ALIAC, AISI and ACI are all indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

Growth and Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)
A. Valuation of Investments (continued)

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. Options Contracts

The Funds may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar demoninated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

--------------------------------------------------------------------------------

C. Futures and Forward Foreign Currency Exchange Contracts (continued)

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Below is a summary of illiquid and restricted securities held as of October 31, 1998:

                                                               % of Net
                                       Cost     Market Value    Assets
                                       ----     ------------    ------
Growth and Income                     520,000      452,400       0.07%
Real Estate                           132,000      114,840       2.65%

E. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

F. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Futhermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

Growth and Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------


2. Summary of Significant Accounting Policies (continued)
G. Distributions

Distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and certain losses deferred due to transactions characterized as "wash sales" by federal tax regulations. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory, Shareholder Services and Distribution Fees

Each Fund pays Aeltus monthly fee expressed as a percentage of the average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' annual Investment Advisory fee ranges and the annual effective rates before waivers as of October 31, 1998:

                         Fee         Effective
                        Range          Rate
                        -----          ----
Balanced            0.80% - 0.65%     0.800%
Growth and Income   0.70% - 0.55%     0.625%
Real Estate         0.80% - 0.65%     0.800%

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Growth and Income and Balanced Funds' Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC received $1,263,833 from the Funds, of which it paid $810,740 to Aeltus.

Effective February 2, 1998, the Company and Aeltus entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998 ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets.

--------------------------------------------------------------------------------

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee, of up to 0.40% of the average daily assets associated with those shares. For the period February 1, 1998 through October 31, 1998, Aeltus paid ALIAC $2,000,091.

The Shareholder Services Plan for Class A shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Shareholder Services Plan for the Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A and Class C shares. The plan may be terminated as to each class of shares upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A and Class C shares and service fees incurred by Class C shares.

4. Reimbursement and Waiver from Investment Adviser

Aeltus may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

5. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 1998 were:

                                           Cost of Purchases        Proceeds from Sales
                                           -----------------        -------------------
Balanced                                   $   88,832,597            $   83,888,813
Growth and Income                           1,012,598,851             1,016,744,244
Real Estate                                     8,067,313                 2,958,846

6. Capital Loss Carryforwards

As of October 31, 1998 Real Estate incurred a capital loss carryforward of $117,592. This capital loss carryforward may be used to offset future capital gains until October 31, 2006, at which time the carryforward will expire. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

Growth and Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------


7. Options

All Funds may use options. For the period ended October 31, 1998, the following reflects the written covered call activity:

                                      Call Options Written
                                      --------------------
                        Number of           Premium                  Realized
Growth and Income       Contracts           Received               Gain (Loss)
                        ---------           --------               ----------
Outstanding October
 31, 1997                    136             $23,606               $       --
Written                    6,618          11,972,162                       --
Closed                    (4,578)         (7,670,454)               5,563,910
Expired                     (136)            (23,606)                  23,606
Exercised                    (36)            (13,895)                      --
                        -----------------------------------------------------
Outstanding October
 31, 1998                  2,004         $ 4,287,813               $5,587,516
                        =====================================================


8. Forward Foreign Currency Exchange Contracts

As of October 31, 1998, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $546,160 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

Growth and Income
-----------------
  Exchange       Currency to    U.S. $ Value       Currency to      U.S. $ Value    Unrealized
    Date        be Delivered  October 31, 1998     be Received    October 31, 1998  Gain (Loss)
    ----        ------------  ----------------     -----------    ----------------  -----------
Contracts to Buy
----------------
11/3/98           113,886       $113,886              68,000          $114,132         $246
                U.S. Dollar                       British Pound
-------------------------------------------------------------------------------------------------
11/4/98           107,315        107,315              64,000           107,417           102
                U.S. Dollar                       British Pound
-------------------------------------------------------------------------------------------------
11/23/98          449,118        449,118             850,000           457,516         8,398
                U.S. Dollar                       Dutch Guilder
-------------------------------------------------------------------------------------------------
11/16/98          747,729        747,729            4,240,000          767,193        19,464
                U.S. Dollar                        French Franc
-------------------------------------------------------------------------------------------------
11/16/98           23,171         23,171             129,000            23,341           170
                U.S. Dollar                        French Franc
-------------------------------------------------------------------------------------------------
12/21/98           93,719         93,719              515,000           93,417          (302)
                U.S. Dollar                        French Franc
-------------------------------------------------------------------------------------------------
12/21/98          151,162        151,162              836,000          151,645           483
                U.S. Dollar                        French Franc
-------------------------------------------------------------------------------------------------
12/8/98           106,357        106,357              175,000          106,333          (24)
                U.S. Dollar                   German Deutschemark
-------------------------------------------------------------------------------------------------
12/8/98           295,207        295,207              487,000          295,908           701
                U.S. Dollar                   German Deutschemark
-------------------------------------------------------------------------------------------------
2/19/99            16,335         16,335              130,000           16,773           438
                U.S. Dollar                     Hong Kong Dollar
-------------------------------------------------------------------------------------------------
2/19/99           160,364        160,364            1,270,000          163,860          3,496
                U.S. Dollar                     Hong Kong Dollar
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Growth and Income (continued)
-----------------------------
  Exchange       Currency to     U.S. $ Value       Currency to     U.S. $ Value    Unrealized
    Date        be Delivered   October 31, 1998     be Received   October 31, 1998  Gain (Loss)
    ----        ------------   ----------------     -----------   ----------------  -----------
Contracts to Buy (continued)
----------------------------
2/19/99            88,562          88,562             710,000         $91,607         $3,045
                 U.S. Dollar                      Hong Kong Dollar
------------------------------------------------------------------------------------------------
11/27/98           463,662        463,662            53,910,000       464,148           486
                 U.S. Dollar                       Japanese Yen
------------------------------------------------------------------------------------------------
12/17/98           323,672        323,672            42,660,000       368,431         44,759
                 U.S. Dollar                       Japanese Yen
------------------------------------------------------------------------------------------------
12/17/98           727,160        727,160            85,250,000       736,257          9,097
                 U.S. Dollar                       Japanese Yen
------------------------------------------------------------------------------------------------
11/24/98          1,010,872      1,010,872           7,680,000       1,041,791        30,919
                 U.S. Dollar                      Norwegian Krone
------------------------------------------------------------------------------------------------
11/2/98           1,128,540      1,128,540           1,513,000       $1,128,097        (443)
                 U.S. Dollar                       Swiss Franc
------------------------------------------------------------------------------------------------


Contracts to Sell
-----------------
11/23/98          1,846,000          993,616         975,275         975,275        (18,341)
                Dutch Guilder                      U.S. Dollar
------------------------------------------------------------------------------------------------
11/3/98           1,030,000          186,193         187,018         187,018           825
                French Franc                       U.S. Dollar
------------------------------------------------------------------------------------------------
11/5/98            257,000            46,465          46,137          46,137          (328)
                French Franc                       U.S. Dollar
------------------------------------------------------------------------------------------------
11/9/98           1,672,000          302,380         301,707         301,707          (673)
                French Franc                       U.S. Dollar
------------------------------------------------------------------------------------------------
11/16/98          9,661,000         1,748,077       1,715,376       1,715,376       (32,701)
                French Franc                       U.S. Dollar
------------------------------------------------------------------------------------------------
12/21/98          8,006,000         1,452,232       1,467,752       1,467,752        15,520
                French Franc                       U.S. Dollar
------------------------------------------------------------------------------------------------
11/3/98           1,641,000          994,561         929,745         929,745        (64,816)
             German Deutschemark                   U.S. Dollar
------------------------------------------------------------------------------------------------
11/4/98            973,000            589,750        588,840         588,840          (910)
             German Deutschemark                   U.S. Dollar
------------------------------------------------------------------------------------------------
12/8/98           2,152,000         1,307,587       1,246,034       1,246,034       (61,553)
             German Deutschemark                   U.S. Dollar
------------------------------------------------------------------------------------------------
11/21/98          1,932,000         1,177,644       1,189,655       1,189,655        12,011
             German Deutschemark                   U.S. Dollar
------------------------------------------------------------------------------------------------
2/19/99           2,110,000          272,240         264,510         264,510         (7,730)
              Hong Kong Dollar                     U.S. Dollar
------------------------------------------------------------------------------------------------
11/5/98          59,900,000          513,854         513,722         513,722          (132)
                Japanese Yen                       U.S. Dollar
------------------------------------------------------------------------------------------------

Growth and Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------


8. Forward Foreign Currency Exchange Contracts (continued)


Growth and Income (continued)
-----------------------------
Exchange  Currency to     U.S. $ Value    Currency to    U.S. $ Value    Unrealized
  Date    be Delivered  October 31, 1998  be Received  October 31, 1998  Gain (Loss)
  ----    ------------  ----------------  -----------  ----------------  -----------
Contracts to Sell (continued)
-----------------------------
11/27/98   74,400,000       $640,560        523,944        $523,944      ($116,616)
          Japanese Yen                    U.S. Dollar
--------------------------------------------------------------------------------------
12/17/98  276,670,000      2,389,445       2,107,159      2,107,159       (282,286)
          Japanese Yen                    U.S. Dollar
--------------------------------------------------------------------------------------
12/17/98   1,650,000         14,250         13,966          13,966          (284)
          Japanese Yen                    U.S. Dollar
--------------------------------------------------------------------------------------
12/17/98   37,750,000       326,026         325,235        325,235          (791)
          Japanese Yen                    U.S. Dollar
--------------------------------------------------------------------------------------
1/27/99   138,910,000      1,207,595       1,191,338      1,191,338       (16,257)
          Japanese Yen                    U.S. Dollar
--------------------------------------------------------------------------------------
11/3/98    1,016,000         99,253         99,862          99,862           609
         Mexican New Peso                 U.S. Dollar
--------------------------------------------------------------------------------------
11/24/98   5,120,000        694,528         658,055        658,055        (36,473)
         Norwegian Krone                  U.S. Dollar
--------------------------------------------------------------------------------------
11/24/98   2,560,000        347,264         323,977        323,977        (23,287)
         Norwegian Krone                  U.S. Dollar
--------------------------------------------------------------------------------------
11/3/98    2,288,000        294,481         292,897        292,897         (1,584)
         Swedish Krona                    U.S. Dollar
--------------------------------------------------------------------------------------
11/2/98    1,350,000       1,006,564        975,434        975,434        (31,130)
          Swiss Franc                     U.S. Dollar
--------------------------------------------------------------------------------------
11/2/98     163,000         121,533         120,884        120,884          (649)
          Swiss Franc                     U.S. Dollar
--------------------------------------------------------------------------------------
12/2/98    1,513,000       1,132,104       1,132,485      1,132,485          381
          Swiss Franc                     U.S. Dollar
--------------------------------------------------------------------------------------
                                                                         ($546,160)
                                                                         -------------

9. Authorized Capital Shares

The Company is authorized to issue a total of 9.7 billion shares. Of those 9.7 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds have been allocated 100 million shares each of Class I, Class A and Class C shares. As of October 31, 1998, the following shares of the Funds were owned by ALIAC and its affiliates:

                                          Class I  Class A    Class C
                                          -------  -------    -------
Balanced                                    --        --      7,536
Growth and Income                           --        --      5,910
Real Estate                               470,004   10,000   10,582

--------------------------------------------------------------------------------


10. Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Funds' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Funds.

                                            Undistributed Net             Accumulated
                                            Investment Income      Net Realized Gain (Loss)
                                           Increase/(Decrease)          on Investments
                                           -------------------        Increase/(Decrease)
                                                                      -------------------
Growth and Income                               $473,818                  ($473,818)

Growth and Income Funds
Additional Information
October 31, 1998
--------------------------------------------------------------------------------
Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Balanced                                       9.53%
Growth and Income                             12.00%

In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                           Aggregate    Per Share
                                           ---------    ---------
Balanced                                  $11,666,255  $1.47
Growth and Income                          58,247,499   1.68


Year 2000 (Unaudited)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Growth and Income Funds
Financial Highlights
Balanced Fund
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:




                                                                                                     Ten Month
                                                Year Ended   Year Ended   Year Ended   Year Ended   Period Ended    Year Ended
                                                October 31,  October 31,  October 31,  October 31,  October 31,    December 31,
                   Class I                         1998         1997         1996         1995          1994           1993
----------------------------------------------  -----------  -----------  -----------  -----------  ------------  --------------
Net asset value, beginning of period .........   $  14.09     $  13.52     $ 12.36      $ 10.65     $ 10.82          $ 10.18
                                                 --------     --------     -------      -------     -------          -------
Income from investment operations:
 Net investment income .......................       0.33         0.33        0.31         0.35        0.23             0.34
 Net realized and change in unrealized gain or
  loss on investments ........................       1.02         2.04        1.77         1.69       (0.28)            0.64
                                                 --------     --------     -------      -------     -------          -------
   Total from investment operations ..........       1.35         2.37        2.08         2.04       (0.05)            0.98
                                                 --------     --------     -------      -------     -------          -------
Less distributions:
 From net investment income ..................      (0.32)       (0.30)      (0.35)       (0.33)      (0.12)           (0.31)
 From net realized gains on investments ......      (2.28)       (1.50)      (0.57)          --          --            (0.03)
                                                 --------     --------     -------      -------     -------          -------
   Total distributions .......................      (2.60)       (1.80)      (0.92)       (0.33)      (0.12)           (0.34)
                                                 --------     --------     -------      -------     -------          -------
Net asset value, end of period ...............   $  12.84     $  14.09     $ 13.52      $ 12.36     $ 10.65          $ 10.82
                                                 ========     ========     =======      =======     =======          =======

Total return .................................      10.81%       19.57%      17.63%       19.45%      (0.42)%           9.84%
Net assets, end of period (000's) ............   $111,887     $105,813     $88,625      $83,941     $76,267          $63,982
Ratio of total expenses to average net assets        1.12%        1.24%       1.31%        1.27%       1.09%(1)         0.93%
Ratio of net investment income to average net
 assets.......................................       2.54%        2.43%       2.42%        3.14%       2.65%(1)         3.21%
Ratio of net expense before reimbursement and
 waiver to average net assets ................       1.12%        1.24%       1.31%        1.30%       1.32%(1)         1.34%
Ratio of net investment income before
 reimbursement and waiver to
 average net assets ..........................       2.54%        2.43%       2.42%        3.11%       2.42%(1)         2.79%
Portfolio turnover rate ......................      84.55%      116.69%     117.88%      129.05%      86.10%           19.95%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 109

Growth and Income Funds
Financial Highlights (continued)
Balanced
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       Class A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .    $14.05      $ 13.49      $ 12.34      $ 10.62        $ 10.54
                          ------      -------      -------      -------        -------
Income from investment
 operations:
 Net investment income      0.29         0.23         0.20         0.23           0.19
 Net realized and
  change in unrealized
  gain or loss on
  investments.........      1.01         2.03         1.79         1.91             --
                          ------      -------      -------      -------        -------
   Total from
    investment
    operations........      1.30         2.26         1.99         2.14           0.19
                          ------      -------      -------      -------        -------
Less distributions:
 From net investment
  income ..............    (0.24)       (0.20)       (0.27)       (0.42)         (0.11)
 From net realized
  gains on investments.    (2.28)       (1.50)       (0.57)          --             --
                          ------      -------      -------      -------        -------
   Total distributions     (2.52)       (1.70)       (0.84)       (0.42)         (0.11)
                          ------      -------      -------      -------        -------
Net asset value, end
 of period ...........    $12.83      $ 14.05      $ 13.49      $ 12.34        $ 10.62
                          ======      =======      =======      =======        =======

Total return .........     10.44%       18.64%       16.83%       18.32%          1.84%
Net assets, end of
 period (000's) ......    $7,544      $ 6,289      $ 3,783      $ 1,362        $26,396
Ratio of total
 expenses to average
 net assets ..........      1.44%        1.99%        2.07%        2.04%          1.87%(1)
Ratio of net
 investment income to
 average net assets ..      2.22%        1.68%        1.60%        2.61%          1.90%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.44%        1.99%        2.07%        2.07%          2.06%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      2.22%        1.68%        1.60%        2.58%          1.67%(1)
Portfolio turnover
 rate.................     84.55%      116.69%      117.88%      129.05%         86.10%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

110 See Notes to Financial Statements.

Balanced
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------

Net asset value, beginning of period ......................      $13.27
                                                                 ------
Income From Investment Operations:
 Net investment income ....................................        0.07
 Net realized and change in unrealized gain or loss on
  investments..............................................       (0.54)
                                                                 ------
   Total from investment operations .......................       (0.47)
                                                                 ------
Net asset value, end of period ............................      $12.80
                                                                 ======

Total return ..............................................       (3.54)%
Net assets, end of period (000's) .........................      $  216
Ratio of total expenses to average net assets .............        2.11%(1)
Ratio of net investment income to average net assets ......        1.55%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.11%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        1.55%(1)
Portfolio turnover rate ...................................       84.55%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 111

Growth and Income Funds
Financial Highlights (continued)
Growth and Income
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     Ten Month
                                                Year Ended   Year Ended   Year Ended   Year Ended   Period Ended    Year Ended
                                                October 31,  October 31,  October 31,  October 31,  October 31,    December 31,
                   Class I                         1998         1997         1996         1995          1994           1993
----------------------------------------------  -----------  -----------  -----------  -----------  ------------  --------------
Net asset value, beginning of period .........   $  18.08     $  15.74     $  13.46     $  11.11    $  11.03         $ 10.51
                                                 --------     --------     --------     --------    --------         -------
Income from investment operations:
 Net investment income .......................       0.12         0.15         0.19         0.21        0.12            0.19
 Net realized and change in unrealized gain or
  loss on investments ........................       0.51         5.00         3.09         2.27        0.04            0.50
                                                 --------     --------     --------     --------    --------         -------
   Total from investment operations ..........       0.63         5.15         3.28         2.48        0.16            0.69
                                                 --------     --------     --------     --------    --------         -------
Less distributions:
 From net investment income ..................      (0.13)       (0.21)       (0.24)       (0.13)      (0.08)          (0.16)
 From net realized gains on investments ......      (3.32)       (2.60)       (0.76)          --          --           (0.01)
                                                 --------     --------     --------     --------    --------         -------
   Total distributions .......................      (3.45)       (2.81)       (1.00)       (0.13)      (0.08)          (0.17)
                                                 --------     --------     --------     --------    --------         -------
Net asset value, end of period ...............   $  15.26     $  18.08     $  15.74     $  13.46    $  11.11         $ 11.03
                                                 ========     ========     ========     ========    ========         =======

Total return .................................       3.80%       37.44%       25.69%       22.58%      1.40%            6.58%
Net assets, end of period (000's) ............   $614,493     $595,969     $377,784     $356,803    $301,360         $60,127
Ratio of total expenses to average net assets        0.88%        1.00%        1.08%        1.10%       0.92%(1)        1.13%
Ratio of net investment income to average net
 assets.......................................       0.71%        0.93%        1.35%        1.73%       1.51%(1)        1.77%
Ratio of net expense before reimbursement and
 waiver to average net assets ................       0.88%        1.00%        1.08%        1.10%       1.03%(1)        1.27%
Ratio of net investment income before
 reimbursement and waiver to
 average net assets ..........................       0.71%        0.93%        1.35%        1.73%       1.39%(1)        1.55%
Portfolio turnover rate ......................     160.48%      157.92%      106.09%      127.43%      54.13           23.60%


(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

112 See Notes to Financial Statements.

Growth and Income
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       Class A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $ 18.01      $ 15.69      $ 13.43      $ 11.08         $10.75
                         -------      -------      -------      -------         ------
Income from investment
 operations:
 Net investment income      0.06         0.03         0.08         0.12           0.11
 Net realized and
  change in unrealized
  gain or loss on
  investments ........      0.51         4.99         3.08         2.31           0.30
                         -------      -------      -------      -------         ------
   Total from
    investment
    operations........      0.57         5.02         3.16         2.43           0.41
                         -------      -------      -------      -------         ------
Less distributions:
 From net investment
  income .............     (0.04)       (0.10)       (0.14)       (0.08)         (0.08)
 From net realized
  gains on investments     (3.32)       (2.60)       (0.76)          --             --
                         -------      -------      -------      -------         ------
   Total distributions     (3.36)       (2.70)       (0.90)       (0.08)         (0.08)
                         -------      -------      -------      -------         ------
Net asset value, end
 of period ...........   $ 15.22      $ 18.01      $ 15.69      $ 13.43         $11.08
                         =======      =======      =======      =======         ======

Total return .........      3.42%       36.49%       24.70%       21.90%          3.71%
Net assets, end of
 period (000's) ......   $23,603      $15,955      $ 6,638      $ 2,217         $5,740
Ratio of total
 expenses to average
 net assets ..........      1.20%        1.75%        1.83%        1.84%          2.32%(1)
Ratio of net
 investment income to
 average net assets ..      0.39%        0.18%        0.55%        1.14%          1.74%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.20%        1.75%        1.83%        1.84%          2.42%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      0.39%        0.18%        0.55%        1.14%          1.65%(1)
Portfolio turnover
 rate.................    160.48%      157.92%      106.09%      127.43%         54.13%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 113

Growth and Income Funds
Financial Highlights (continued)
Growth and Income
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 16.92
                                                                -------
Income from investment operations:
 Net investment income ....................................       (0.01)
 Net realized and change in unrealized gain or loss on
  investments..............................................       (1.69)
                                                                -------
   Total from investment operations .......................       (1.70)
                                                                -------
Net asset value, end of period ............................     $ 15.22
                                                                =======

Total return ..............................................      (10.05)%
Net assets, end of period (000's) .........................     $   569
Ratio of total expenses to average net assets .............        1.86%(1)
Ratio of net investment income to average net assets ......       (0.27)%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        1.86%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................       (0.27)%(1)
Portfolio turnover rate ...................................      160.48%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

114 See Notes to Financial Statements.

Real Estate
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          Class I                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.25
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.93)
                                                                -------
   Total from investment operations .......................       (1.68)
                                                                -------
Net asset value, end of period ............................     $  8.32
                                                                =======

Total return ..............................................      (16.80)%
Net assets, end of period (000's) .........................     $ 3,970
Ratio of total expenses to average net assets .............        2.00%(1)
Ratio of net investment income to average net assets ......        2.70%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.89%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        1.81%(1)
Portfolio turnover rate ...................................       63.79%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 115

Growth and Income Funds
Financial Highlights (continued)
Real Estate
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          Class A                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.25
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.95)
                                                                -------
   Total from investment operations .......................       (1.70)
                                                                -------
Net asset value, end of period ............................     $  8.30
                                                                =======

Total return ..............................................      (17.00)%
Net assets, end of period (000's) .........................     $   266
Ratio of total expenses to average net assets .............        2.19%(1)
Ratio of net investment income to average net assets ......        2.51%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.08%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        1.62%(1)
Portfolio turnover rate ...................................       63.79%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

116 See Notes to Financial Statements.

Real Estate
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $  9.45
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.05
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.21)
                                                                -------
   Total from investment operations .......................       (1.16)
                                                                -------
Net asset value, end of period ............................     $  8.29
                                                                =======

Total return ..............................................      (12.28)%
Net assets, end of period (000's) .........................     $    96
Ratio of total expenses to average net assets .............        3.00%(1)
Ratio of net investment income to average net assets ......        1.70%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.89%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        0.81%(1)
Portfolio turnover rate ...................................       63.79%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 117

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced Fund, Aetna Growth and Income Fund and Aetna Real Estate Securities Fund, portfolios of Aetna Series Fund, Inc. (collectively the Growth and Income Funds), including the portfolios of investments as of October 31, 1998, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for Class I shares for each of the years in the four-year period ended October 31, 1998, the ten month period ended October 31, 1994 and the year ended December 31, 1993 for Aetna Balanced Fund and Aetna Growth and Income Fund, financial highlights for Class A shares for each of the years in the four-year period ended October 31, 1998 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 for Aetna Balanced Fund and Aetna Growth and Income Fund and financial highlights for Class I and Class A shares for Aetna Real Estate Securities Fund for the period from February 2, 1998 (commencement of operations) to October 31, 1998, and financial highlights for Class C shares from June 30, 1998 (date of initial public offering) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Growth and Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Funds as of October 31, 1998, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP


Hartford, Connecticut
December 11, 1998

[BEGIN DESCRIPTION OF LINE CHART]

                                                                 Aetna Bond Fund
                                                               Growth of $10,000




          Aetna Bond Fund (Class I)     Lehman Brothers Aggregate Bond Index

Jan-92    10000                         10000
           9900                          9872
          10290                         10271
          10660                         10712
Dec-92    10860                         10741
          11160                         11185
          11470                         11481
          11771                         11781
Dec-93    11820                         11788
          11530                         11450
          11333                         11332
          11428                         11401
Dec-94    11432                         11444
          11921                         12021
          12610                         12753
          12827                         13003
Dec-95    13379                         13557
          13171                         13317
          13225                         13393
          13463                         13641
Oct-96    13696                         13944
          13888                         14094
          13985                         14182
          14612                         14877
Oct-97    14751                         15183
          15069                         15604
          15261                         15725
          15569                         16043
Oct-98    15890                         16598

[END DESCRIPTION OF LINE CHART]


---------------------------------------------------------
             Average Annual Total Returns
        for the period ended October 31, 1998*
---------------------------------------------------------
            Inception Date  1 Year   5 Years   Inception*
---------------------------------------------------------
Class I        01/03/92     7.72%    6.07%      7.02%
---------------------------------------------------------
Class A:       04/15/94
 POP (1)                    2.18%    4.33%      5.52%
 NAV (2)                    7.27%    5.35%      6.28%
---------------------------------------------------------
Class C:       06/30/98
                            5.54%    4.99%      5.94%
 w/CDSC (3)
 NAV                        6.54%    4.99%      5.94%
---------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                                Aetna Bond Fund

How did the Fund perform during the period?

The Aetna Bond Fund Class I shares generated a 7.72% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 9.34% for the same period. Among intermediate-term bond funds tracked by Morningstar, Inc., Class I shares' performance over the one year and five year periods ended October 31, 1998 ranked in the top 55% (out of 474 funds) and 49% (out of 216 funds), respectively, and Class A shares' performance over the year ended October 31, 1998 placed it in the top 65% (out of 474 funds).

What economic or financial market conditions impacted the Fund?

The impact of declining interest rates in the third quarter was offset by widening risk premiums on virtually all non-Treasury securities. Fears of inflation were replaced with fears of deflation as global instability and weakness combined with hedge fund unwinding, lead to a flight to the quality inherent in U.S. Treasuries. These fears began to subside during October as the Federal Reserve showed a willingness to ease monetary policy to avoid a further downward spiral of the economy.

                                                    See Definition of Terms. 119

Over the past year, interest rates declined by 1% to 1.5% across all maturities. Spreads on investment grade corporates widened by close to 1% as fears that economic weakness would flow through to lower corporate profits caused investors to shy away from the inherent risks. High yield bonds were impacted to a much greater extent as the sustained period inflows into high yield funds reversed course, combining with hedge fund unwinding activity and the aforementioned profit concerns to put high yield bonds out of favor. Bonds of foreign issuers and corporates with foreign exposure, especially to emerging markets countries, took it on the chin. Even mortgage-backed securities investors were not unscathed as unprecedented levels of low interest rates increased prepayment fears. As a result, Treasuries have been the asset class of choice, not only for the safety provided, but also for the liquidity that was so highly valued in the recent volatile markets.

What investments influenced the Fund's performance over the past twelve months?

Fund performance over the past half year was negatively impacted by an overweight position in Asian securities, European banks and callable bonds. In conjunction with a change of portfolio managers in August, the composition of the portfolio was restructured to reduce exposure to these sectors and increase exposure to domestic corporate bonds. Recently, the overweight in domestic corporate bonds and declining spreads across nearly all sectors has led to outperformance versus the Lehman Aggregate.

What is your outlook going forward?

With the Fed showing their willingness to act to avert a recession, we are comfortable taking a slightly shorter duration posture, looking for rates to increase from these levels as hedge fund selling and other technical factors abate. With spreads at or close to historical wides in many sectors, we are also comfortable taking an overweight position in credit sectors, especially domestic corporate bonds. While we do not think that spreads will return to the levels we saw at the beginning of the year any time soon, we see the risk/return tradeoff from these levels favoring increasing credit exposure in a risk-controlled fashion. We expect foreign volatility to begin to decline, but the violent shifts in prices in the emerging market sectors will cause us to underweight this sector until events appear to stabilize. While mortgage-backed securities trade at spreads much wider than historical averages, we are maintaining an underweight position as we see more value in the corporate sector, without the inherent prepayment risk.

Quality Ratings
AAA                               36.9%
AA                                17.8%
A                                 21.8%
BBB                               11.1%
BB                                 3.6%
B                                  5.6%
CCC+                               0.6%
N/R                                2.6%


Maturity Distribution
 0 - 1 years                       5.9%
 1 - 5 years                      45.8%
 5 - 10 years                     25.8%
10 - 20 years                     12.4%
20 - 30 years                      2.0%
30 + years                         8.1%



120 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                           Aetna Government Fund
                                                               Growth of $10,000


          Aetna Government    Lehman Brothers Intermediate       Lehman Brothers Government
          Fund (Class I)      Government Index**                 Bond Index

Jan-94    10000               10000                              10000
           9790                9815                               9699
           9739                9760                               9588
           9784                9835                               9629
Dec-94     9811                9825                               9662
          10254               10234                              10118
          10779               10712                              10745
          10932               10878                              10935
Dec-95    11380               11241                              11435
          11173               11165                              11176
          11196               11240                              11230
          11382               11433                              11419
Oct-96    11583               11621                              11670
          11677               11743                              11764
          11737               11827                              11824
          12310               12243                              12403
Oct-97    12554               12472                              12680
          12894               12766                              13071  Fund's Class I Shares at NAV
          12959               12852                              13131
          13205               13077                              13437
Oct-98    13625               13858                              14110

[END DESCRIPTION OF LINE CHART]



------------------------------------------------
         Average Annual Total Returns
    for the period ended October 31, 1998*
------------------------------------------------
            Inception Date  1 Year     Inception*
------------------------------------------------
Class I        01/04/94     8.54%      6.63%
------------------------------------------------
Class A:       04/15/94
 POP (1)                    3.05%      4.87%
 NAV (2)                    8.19%      5.93%
------------------------------------------------
Class C:       06/30/98
                            6.46%      5.57%
 w/CDSC (3)
 NAV                        7.46%      5.57%
------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

**The Aetna Government Fund has changed its benchmark from the Lehman Brothers Government Bond Index to the Lehman Brothers Intermediate Government Index due to the fact that the Fund invests in more intermediate-term bonds versus long-term bonds.

                             Aetna Government Fund

How did the Fund perform during the period?

The Aetna Government Fund Class I shares generated an 8.54% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, Lehman Brothers Intermediate Government Bond Index(b), returned 9.52% for the same period. Among intermediate government bond funds tracked by Morningstar, Inc., Class I shares' performance over the year ended October 31, 1998 ranked in the top 41% (out of 334 funds) and Class A shares' performance over the year ended October 31, 1998 placed it in the top 46% (out of 334 funds).

What economic or financial market conditions impacted the Fund?

The Fund's return was enhanced by the impact of falling interest rates. Bond yields declined by 1% to 1.5% across the maturity spectrum as investors anticipated that weaker growth in Asia and Latin America would begin to slow the U.S.

                                                    See Definition of Terms. 121
economy. Declining economic growth prospects also caused market participants to increase their perception of the value of the safety and liquidity of U.S. Treasury bonds.

The Fund's return lagged that of the Lehman Intermediate Government Index due to the underperformance of the Fund's mortgage pass-through holdings relative to equal duration Treasuries. The Lehman benchmark does not include mortgage pass-throughs, although many government bond mutual funds invest in them. The entire pass-through sector underperformed as the Lehman Mortgage Pass-through Index return of 7.30% and lagged the Intermediate Government Index by 2.22%. Mortgage pass-through performance relative to Treasuries was hurt by investors' fears that declining interest rates would accelerate pass-through prepayments as homeowners refinance their mortgages.

What investments influenced the Fund's performance over the past twelve months?

The Fund's holdings of U.S. Government agency securities also underperformed equal duration Treasuries during the period. Again, the entire agency sector underperformed, with the Lehman Intermediate Agency Index lagging the Lehman Intermediate Government Index by 0.76%. This underperformance reflected investors' extreme preference for the liquidity of U.S. Treasuries to the exclusion of other U.S. Government securities. This was especially acute in September and October as the poor performance of hedge funds temporarily increased anxiety about the health of the U.S. financial system.

Both the Fund's average duration and its allocation to agencies, mortgage pass-throughs and Treasuries are based on fundamental economic analysis, and on internal computer models designed to identify favorable market trends and the richness/cheapness of individual securities.

What is your outlook going forward?

Gauging the extent of the slowing in the U.S. economy and its consequences for interest rates will be the focus of bond investors in the upcoming quarter. Particularly important will be the trends in retail sales and business investment. Slowing in these two sectors, which had exhibited strong growth over the last year, would add to the drag from declining exports. The Federal Reserve can be expected to act promptly to offset signs of weakness with additional cuts in the Fed Funds rate that should increase both consumption and investment.

The Fund's exposure to mortgage pass-throughs has been increased to 44% from 35% a year ago because mortgage pass-through yield spreads relative to Treasuries are now more than two standard deviations above their long-term average. While that yield spread could increase further, historically, overweighting pass-throughs at current spread levels has been profitable versus Treasuries over an intermediate investment horizon. That pattern of performance recovery is largely due to the Federal Reserve's past success in stimulating economic growth once it begins lowering the Fed Funds rate.

Quality Ratings
AAA                               81.1%
N/R                               18.9%


Maturity Distribution
 0 - 1 years                       6.7%
 1 - 5 years                      23.4%
 5 - 10 years                     44.3%
10 - 20 years                     16.2%
20 + years                         9.4%



122 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                           Aetna High Yield Fund
                                                               Growth of $10,000


          Aetna High Yield Fund (Class I)    Merrill Lynch High Yield Master Trust Index

Feb-98    10000                              10000
          10304                              10176
          10551                              10356
Oct-98     9350                               9766

[END DESCRIPTION OF LINE CHART]


-------------------------------------------
      Average Annual Total Returns
 for the period ended October 31, 1998*
-------------------------------------------
             Inception Date     Inception*
-------------------------------------------
Class I         02/02/98          -6.50%
-------------------------------------------
Class A:        02/02/98
 POP (1)                         -11.10%
 NAV (2)                          -6.67%
-------------------------------------------
Class C:        06/30/98
 w/CDSC (3)                       -8.19%
 NAV                              -7.26%
-------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For the period prior to the inception of Class C, the performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                             Aetna High Yield Fund

How did the Fund perform during the period?

The Aetna High Yield Fund Class I shares generated a -6.50% total return, net of fund expenses, for the period ended October 31, 1998. The benchmark, Merrill Lynch High Yield Master Trust(c), returned -2.34% for the same period.

What economic or financial market conditions impacted the Fund?

The high yield market suffered a significant decline in the last quarter, as capital left the riskiest asset classes. This resulted from fears of a credit crunch across global markets, increased concerns related to U.S. economic growth and the unwillingness of investment banks, battered by emerging market and hedge fund losses, to provide liquidity in the secondary market. Year-to-date gains in the market turned negative with the magnitude of the August decline in performance. It was the second worst monthly performance in the high yield market (as measured by the First Boston Index), only surpassed by third quarter 1990 when defaults had risen to over 10%. Spreads widened by 300 basis points during the quarter, bringing them to levels not seen since the 1990-1991 era as well.

                                                    See Definition of Terms. 123

What investments influenced the Fund's performance over the past nine months?

The telecommunications sector, particularly the deferred coupon portion, contributed to the significant underperformance versus the Merrill Lynch High Yield Master Index in the fourth quarter. Year-to-date outperformance versus the peer group is attributable to overweighting in the media/telecom sector, which outperformed the market during the first two quarters, as well as underweighting in cyclicals. This was offset somewhat by underperformance in the transportation sector.

What is your outlook going forward?

We believe that the high yield market is very attractive currently on a fundamental basis, with spreads pricing similar to those in a severe recessionary environment. However, we still see hazards - primarily questions related to the willingness of investment banks to provide liquidity in the secondary markets, and the need to see stable to improving underlying equity valuations.

In this environment we continue to be somewhat cautious, upgrading slightly in quality, doing ever-more intensive credit work and looking to continue our bets on the high growth media/telecom sectors, as we see the growth in data and internet applications continuing at an accelerating pace. These applications require use of broad-band fiber connections into businesses and homes, which the competitive local exchange carriers and cable companies in this sector provide.

Caution is required in ascertaining which companies will be able to finance their growth plans in a captial constrained environment, and we have therefore upgraded our holdings in this sector to the higher and medium tier credits who have the financing in place to take them through a potentially difficult 1999 in terms of access to capital.

We will likely avoid the metal and paper sectors as cheap Asian imports are expected to continue to cause financial pressure for the weaker issuers in these sectors and put pressure on all names in the sectors. Nevertheless, we continue to watch these sectors for opportunities to add exposure to the better quality names as the cycle troughs. In similar fashion, we will likely avoid the energy sector, believing that low oil prices will continue for some time, pressuring credits in this sector. We have used the turbulent markets as an opportunity to add to some of the previously difficult names to find in the gaming sector - one of our favorites - at very attractive levels as portfolios which needed to raise cash to fund outflows sold credits which they might not have otherwise.

Quality Ratings
BB                                7.4%
B                                74.9%
CCC                               4.4%
CCC+                              0.8%
N/R                              12.5%


Maturity Distribution
 0 - 1 years                     10.6%
 1 - 5 years                     14.3%
 5 - 10 years                    68.2%
10 - 20 years                     6.9%



124 See Definition of Terms.

[BEGIN DESCRIPTION OF LINE CHART]

                                                         Aetna Money Market Fund
                                                               Growth of $10,000


          Aetna Money Market Fund (Class I)       IBC

Jan-92    10000                                   10000
          10104                                   10096
          10210                                   10184
          10308                                   10263
Dec-92    10404                                   10334
          10488                                   10404
          10572                                   10472
          10656                                   10541
Dec-93    10744                                   10611
          10834                                   10684
          10934                                   10773
          11057                                   10878
Dec-94    11205                                   11003
          11355                                   11148
          11538                                   11299
          11706                                   11446
Dec-95    11875                                   11592
          12031                                   11731
          12187                                   11869
          12347                                   12009
Oct-96    12402                                   12056
          12574                                   12200
          12731                                   12346
          12905                                   12498
Oct-97    13083                                   12653
          13259                                   12811  Fund's Class I Shares at NAV
          13426                                   12969
          13608                                   13078
Oct-98    13783                                   13183

[END DESCRIPTION OF LINE CHART]


--------------------------------------------------------
             Average Annual Total Returns
        for the period ended October 31, 1998*
--------------------------------------------------------
           Inception Date  1 Year   5 Years    Inception*
--------------------------------------------------------
Class I       01/03/92     5.36%    5.23%      4.82%
--------------------------------------------------------
Class A       04/15/94     5.36%    5.23%      4.82%
--------------------------------------------------------
Class C       06/30/98     5.36%    5.23%      4.82%
--------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. For periods prior to the inception of Class A and Class C, the performance of each class is calculated by using the performance of Class I, adjusted for fees and expenses charged to the appropriate class. Class I, Class A and Class C shares participate in the same portfolio of securities.

                            Aetna Money Market Fund

How did the Fund perform during the period?

The Aetna Money Market Fund Class I shares generated a 5.36% total return, net of fund expenses, for the year ended October 31, 1998. The benchmark, IBC's Money Fund Report Average/All Taxable Index(d), returned 5.01% for the same period. As of October 31, 1998, the Fund reported a 7-day yield of 4.96% with an average weighted maturity of 74 days.

What economic or financial market conditions impacted the Fund?

The year was largely dominated by events and developments overseas. The U.S. markets are still feeling the effects of the global crisis that began over a year ago in southeast Asia and rapidly spread to Russia and Latin America. Reduced demand and slower export growth have already impacted the manufacturing sector. Lower earnings expectations, capital flight and decreasing availability of credit reinforced concerns of negative pressures on the U.S. economy. At the September 29th Federal Open Market Committee meeting, policy makers lowered the Federal Funds rate to counter these negative pressures on domestic growth. The absence of inflationary pressures afforded monetary authorities some leeway to change policy. The Federal Reserve quickly followed up with two additional cuts to short term interest rates.

Concerns over a weakening economy were reflected in the dramatic widening of corporate credit spreads over the past few months. Liquidity and credit risk premiums rose as investors turned to Treasuries and other high quality securities. Deposit flows into money funds reached record levels in the third quarter as investors began to reassess their risks. Strong investor demand provided support to spread levels for top tier money market issuers, while spread differentials widened for less liquid or lower quality issuers.

                                                    See Definition of Terms. 125

What investments influenced the Fund's performance over the past twelve months?

Strategic positioning of maturities contributed positively to performance as the money market curve remained flat to inverted over most of the period. The Fund implemented a barbell strategy to take advantage of higher yields provided in very short maturities. The allocation to longer maturities was raised in order to extend average portfolio maturity in anticipation of further interest rates cuts. Correspondingly, the Fund reduced its emphasis on adjustable rate securities except for those securities with coupons that reset off higher yielding London Interbank Offered Rate indices. The allocation to asset backed securities was raised to take advantage of attractive yields provided due to supply and liquidity concerns. These AAA-rated securities are generally backed by cash flows of receivables or leases that are held in a separate trust structure.

What is your outlook going forward?

We have revised our outlook on domestic growth and interest rates based upon increasing risk factors. The effects of the Asian contagion that began over a year ago seem likely to last well into 1999. Consumer spending growth is expected to slow as confidence declines. The drag from the trade sector should persist, which should reduce capital spending over the next year. Corporate profitability will continue to come under pressure and there is evidence of tightening credit standards. While we are not calling for a recession, we do anticipate that growth will slow dramatically over the next several months.

Monetary authorities have twice eased short-term interest rates since the end of September out of concern for financial market conditions and the potential negative impact on the economy. The moves appear to have been prudent and well justified. More importantly, their actions signal that policy makers are committed to reducing the risks of a recession. We believe that the Federal Reserve will now pause to assess the impact of its actions with a bias towards further interest rate reductions in 1999 if needed.

An investment in Money Market is neither insured nor guaranteed by the United States Government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Quality Ratings*
Tier 1                           100.0%
Tier 2                              --%


Maturity Distribution
 1 - 30 days                      44.7%
 31 - 60 days                      3.3%
 61 - 90 days                      8.2%
 91 - 120 days                     3.7%
121 - 180 days                     8.5%
181 - 397 days                    31.6%


*Tier 1 securities are securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating orgainzations (NRSROs) or by the only NRSRO that has rated the security or comparable unrated securites. Tier 2 securities are securities that are not rated as Tier 1.


126 See Definition of Terms.

Definition of Terms

(1) Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.

(2) Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

(3) Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption and assumes redemption at the end of the period.

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(b) The Lehman Brothers Intermediate Government Index, an unmanaged index, includes those indices found in the Lehman Brothers Government Index which have a maturity of one to three years.

(c) The Merrill Lynch High Yield Master Index is an unmanaged, broad gauge of the high yield bond market and does not take into account any fees and expenses of the individual securities that they track.

(d) IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

The opinions expressed reflect those of the portfolio manager only through October 31, 1998. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

Income Funds
Portfolio of Investments - October 31, 1998
Bond
--------------------------------------------------------------------------------

                                                    Principal           Market
                                                     Amount             Value
                                                   -----------       -----------
LONG-TERM BONDS AND NOTES (100.5%)
Corporate and Convertible Bonds (6.0%)
Financial Bonds (4.6%)
Rite Aid Corp., 6.00%, 10/01/03 ............       $ 2,000,000       $ 2,004,000
                                                                     -----------
Other Public Corporate Bonds (1.4%)
Time Warner, Inc., 9.13%, 01/15/13 .........           500,000           603,635
                                                                     -----------
Total Corporate and Convertible Bonds
 (Cost $2,538,049) .........................                           2,607,635
                                                                     -----------
Corporate Bonds (65.4%)
Electric and Telephone Bonds (5.8%)
Comcast Cellular Holdings, Inc.,
 9.50%, 05/01/07 B .........................           500,000           511,250
Level 3 Communications, 9.13%, 05/01/08 ....           500,000           470,000
WorldCom, Inc., 6.25%, 08/15/03 ............         1,500,000         1,555,980
                                                                     -----------
                                                                       2,537,230
                                                                     -----------
FINANCIAL BONDS (29.6%)
American Express Credit Corp.,
 8.50%, 06/15/99 ...........................         1,000,000         1,023,360
Associates Corp. N.A., 5.75%, 11/01/03 .....           850,000           853,187
Associates Corp. N.A., 8.55%, 07/15/09 .....         1,000,000         1,173,100
Chase Manhattan Corp., 9.38%, 07/01/01 .....         1,500,000         1,635,240
Commercial Credit Co., 8.70%, 06/15/09 .....         1,000,000         1,175,330
Commercial Mortgage Acceptance Corp.,
 5.80%, 03/15/06 ...........................         1,989,523         1,990,144
EOP Operating L.P., 6.38%, 02/15/03 ........           250,000           245,618
First Empire Capital Trust II, 8.28%,
 06/01/27 ..................................           350,000           376,877
Ford Motor Credit Corp., 5.13%,
 10/15/01 ..................................         1,000,000           993,410
General Motors Acceptance Corp.,
 5.33%, 10/20/00 ...........................         1,500,000         1,502,550
General Motors Acceptance Corp.,
 6.42%, 05/15/35 ...........................         1,500,000         1,522,500
Heller Financial, Inc., 6.35%, 08/15/99
 BB ........................................           500,000           492,500
                                                                     -----------
                                                                      12,983,816
                                                                     -----------
Foreign and Supranationals (9.6%)
Bayerische Landesbank, 6.25%, 03/15/00 .....           500,000           507,530
Inter-American Development Bank,
 12.25%, 12/15/08 ..........................           500,000           753,585
International Bank Reconstruction &
 Development, 9.25%, 07/15/17 B ............         1,000,000         1,367,180
KFW International Finance, 8.85%,
 06/15/99 ..................................           500,000           511,350
Qwest Communications International,
 7.50%, 11/01/08 BBB .......................           500,000           506,250
Rogers Cablesystem, 10.00%, 03/15/05 .......           500,000           542,500
                                                                     -----------
                                                                       4,188,395
                                                                     -----------
Other Public Corporate Bonds (20.4%)
British Columbia Corp., 5.38%, 10/29/08 ....         2,000,000         1,980,000
Echostar Satellite Broadcast,
 Zero Coupon, 03/15/04 .....................           300,000           264,000
Enron Oil & Gas, 6.50%, 12/01/07 ...........           500,000           514,610
Flag Ltd., 8.25%, 01/30/08 .................           470,000           430,050
Ford Motor Credit Corp., 6.63%,
 02/15/28 ..................................           500,000           496,220
International Home Foods, 10.38%,
 11/01/06 ..................................           500,000           522,500
ITC Deltacom, Inc., 9.75%, 11/15/08
 BBB .......................................           200,000           203,000


                                                   Principal           Market
                                                     Amount             Value
                                                   -----------       -----------
Other Public Corporate Bonds (continued)
Motorola, Inc., 5.80%, 10/15/08 ............       $ 1,000,000       $ 1,005,010
Procter & Gamble Co., 5.25%, 09/15/03 ......         1,200,000         1,220,232
PSINET, Inc., 10.00%, 02/15/05 .............           300,000           291,000
Station Casinos Corp., 10.13%, 03/15/06 ....           500,000           495,000
Tyco International Group, 6.13%,
 06/15/01 ..................................         1,500,000         1,530,330
                                                                     -----------
                                                                       8,951,952
                                                                     -----------
Total Corporate Bonds (Cost $27,930,118) ...                          28,661,393
                                                                     -----------
U.S. Government and Agency Obligations (29.1%)
Agency Mortgage-Backed Securities (18.7%)
Federal National Mortgage Association,
 6.00%, 12/10/28 BBB .......................           750,000           740,625
Federal National Mortgage Association,
 6.50%, 12/10/28 BBB .......................         1,000,000         1,006,875
Federal National Mortgage Association,
 7.50%, 11/13/27 BBB .......................           750,000           769,219
Federal National Mortgage Corp.,
 4.95%, 12/17/98 B .........................         1,089,000         1,082,262
Government National Mortgage
 Association, 6.50%, 12/17/28 BBB ..........         1,000,000         1,010,312
Government National Mortgage
 Association, 7.00%, 04/15/26 ..............           778,820           797,558
Government National Mortgage
 Association, 7.50%, 10/15/26 ..............           855,033           882,020
Marine Midland 1992-1, 8.00%, 04/25/23 .....           739,577           741,426
Prudential Home Mortgage, 7.00%,
 12/25/07 ..................................           687,839           690,634
Prudential Home Mortgage, 7.50%,
 06/25/07 ..................................           485,898           489,087
                                                                     -----------
                                                                       8,210,018
                                                                     -----------
Asset-Backed Securities (0.7%)
First Security Auto Grantor Trust,
 6.10%, 04/15/03 ...........................           288,594           291,164
                                                                     -----------
U.S. Government Agency Mortgage-Backed
 Securities (0.9%)
Federal Home Loan Mortgage Corp.,
 7.81%, 11/01/22 ...........................           262,710           269,757
Government National Mortgage
 Association, 9.50%, 07/15/18 ..............           116,301           125,605
                                                                     -----------
                                                                         395,362
                                                                     -----------
U.S. Government Agency Obligations (4.1%)
Private Export Funding Corp., 5.48%,
 09/15/03 ..................................         1,000,000         1,016,000
Small Business Administration 92-20K,
 7.55%, 11/01/12 ...........................           723,207           770,893
                                                                     -----------
                                                                       1,786,893
                                                                     -----------
U.S. Treasuries (4.7%)
U.S. Treasury Note, 6.88%, 03/31/00 B ......         2,000,000         2,067,180
Total U.S. Government and Agency
 Obligations (Cost $12,583,987) ............                          12,750,617
                                                                     -----------
Total Long-Term Bonds and Notes
 (Cost $43,052,154) ........................                          44,019,645
                                                                     -----------

Short-Term Investments (7.9%)
CSW Corp., 5.60%, 11/17/98 BB ..............         1,726,000         1,721,973


128 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                   Principal           Market
                                                     Amount             Value
                                                   -----------       -----------
Short-Term Investments (continued)
Texas Utilities Co., 5.67%, 12/10/98 B .....       $ 1,760,000       $ 1,749,466
                                                                     -----------
Total Short-Term Investments
 (Cost $3,471,439) .........................                           3,471,439
                                                                     -----------
Total Investments (Cost $46,523,593)(a) ....                          47,491,084
Other assets less liabilities ..............                          (3,689,935)
                                                                     -----------
Total Net Assets ...........................                         $43,801,149
                                                                     -----------



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains............................  $1,092,186

Unrealized losses...........................    (124,695)
                                              ----------
 Net unrealized gain........................  $  967,491
                                              ==========


B Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1998.
BB Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.
BBB    When-issued or delayed delivery security.

Category percentages are based on net assets.

                                          See Notes to Financial Statements. 129

Income Funds
Portfolio of Investments - October 31, 1998
Aetna Government Fund
--------------------------------------------------------------------------------


                                                   Principal            Market
                                                     Amount             Value
                                                   -----------       ------------
LONG-TERM BONDS AND NOTES (89.2%)
Foreign and Supranationals (3.0%)
Inter-American Development Bank,
 12.25%, 12/15/08 ..........................       $   300,000       $   452,151
                                                                     -----------
U.S. Government Agency Mortgage-Backed
 Securities (43.7%)
Federal Home Loan Mortgage Association,
 11.50%, 02/01/16 ..........................           253,344           279,114
Federal Home Loan Mortgage Corp.,
 9.50%, 07/01/20 ...........................           131,726           140,206
Federal Home Loan Mortgage Corp. -
 Gold, 9.50%, 12/01/22 .....................           256,579           273,417
Federal National Mortgage Association,
 6.50%, 12/10/28 B .........................         1,900,000         1,913,062
Federal National Mortgage Corp.,
 10.50%, 04/01/19 ..........................            91,260            99,901
Government National Mortgage
 Association, 6.50%, 04/15/26 ..............           633,005           640,721
Government National Mortgage
 Association, 7.00%, 12/15/23 ..............           441,874           452,506
Government National Mortgage
 Association, 7.00%, 04/15/26 ..............           876,253           897,335
Government National Mortgage
 Association, 7.00%, 12/17/28 B ............           720,000           741,488
Government National Mortgage
 Association, 9.00%, 05/15/16 ..............           280,474           299,055
Government National Mortgage
 Association, 9.00%, 07/15/16 ..............           375,821           400,719
Government National Mortgage
 Association, 9.50%, 11/15/21 ..............           183,481           198,160
Government National Mortgage
 Association - II, 9.50%, 09/20/19 .........           198,455           212,595
                                                                     -----------
                                                                       6,548,279
                                                                     -----------
U.S. Government and Agency
 Obligations (17.5%)
Federal National Mortgage Association,
 4.75%, 11/14/03 ...........................           600,000           599,454
Private Export Funding Corp., 5.48%,
 09/15/03 ..................................           500,000           508,000
Small Business Administration 91-20K,
 8.25%, 11/01/11 ...........................           689,202           746,061
Small Business Administration 92-20K,
 7.55%, 11/01/12 ...........................           723,207           770,894
                                                                     -----------
                                                                       2,624,409
                                                                     -----------
U.S. Treasury Obligations (25.0%)
U.S. Treasury Bond, 6.63%, 02/15/27 ........           100,000           118,406
Treasury Inflation Indexed, 3.63%,
 04/15/28 ..................................         1,000,000         1,010,496
U.S. Treasury Note, 8.13%, 08/15/19 ........           225,000           300,901
U.S. Treasury Note, 8.75%, 05/15/17 ........           850,000         1,187,212
U.S. Treasury Note, 10.75%, 08/15/05 .......           610,000           825,123
U.S. Treasury Strip, Zero Coupon,
 08/15/05 ..................................           400,000           292,044
                                                                     -----------
                                                                       3,734,182
                                                                     -----------
Total Long-Term Bonds and Notes
 (Cost $13,127,034) ........................                          13,359,021
                                                                     -----------


                                                   Principal            Market
                                                     Amount             Value
                                                   -----------       ------------
SHORT-TERM INVESTMENTS (31.3%)
Federal Home Loan Bank, 4.90%, 12/18/98
 BB ........................................       $   745,000       $   740,335
Federal Home Loan Mortgage Corp.,
 4.95%, 12/10/98 BB ........................         1,920,000         1,909,969
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98 ...........................         1,933,000         1,933,000
U.S. Treasury Bill, 4.58%, 02/18/99 @ ......           100,000            98,746
Total Short-Term Investments
 (Cost $4,681,929) .........................                           4,682,050
                                                                     -----------
Total Investments (Cost $17,808,963)(a) ....                          18,041,071
Other assets less liabilities ..............                          (3,069,363)
                                                                     -----------
Total Net Assets ...........................                         $14,971,708
                                                                     ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains.............................  $246,558

Unrealized losses............................   (14,450)
                                               --------
 Net unrealized gain.........................  $232,108
                                               ========


Information concerning open futures contracts at October 31, 1998 is shown below:

                        No. of        Initial       Expiration     Unrealized
                       Contracts       Value           Date        Gain/(loss)
                      -----------  --------------  ------------  ---------------
  Short Contracts
--------------------
U.S. Treasury Note        26        $(2,978,234)      Dec 98       $  (2,552)
                                   =============                 ============


B      When-issued or delayed delivery security.
BB Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1998.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1998.

Category percentages are based on net assets.

130 See Notes to Financial Statements.

Income Funds
Portfolio of Investments - October 31, 1998
High Yield
--------------------------------------------------------------------------------


                                                     Number of         Market
                                                       Shares           Value
                                                     ---------       -----------
COMMON STOCKS (0.1%)
American Banknote Corp. Warrants ...........               250       $       400
KMC Telcom Holdings, Inc. Warrants .........               500             5,000
                                                                     -----------
Total Common Stocks (Cost $0) ..............                               5,400
                                                                     -----------
PREFERRED STOCKS (3.2%)
Cluett American Corp. B ....................             1,500           127,500
Cumulus Media, Inc. + ......................                78            79,905
Nebco Evans Holdings Co. ...................             1,583            79,158
                                                                     -----------
Total Preferred Stocks (Cost $383,316) .....                             286,563
                                                                     -----------


                                                   Principal
                                                     Amount
                                                   -----------
LONG-TERM BONDS AND NOTES (88.8%)
Corporate Bonds (88.8%)
Adelphia Communications, 8.13%, 07/15/03
 B ........................................       $   100,000             99,250
America Banknote Corp., 11.25%, 12/01/07 ...           250,000           187,500
America Lawyer Media Corp., 9.75%,
 12/15/07 ..................................            60,000            59,550
America Skiing Co., 12.00%, 07/15/06 .......           100,000           102,000
Aztar Corp., 11.00%, 10/01/02 ..............           125,000           123,125
Bell Sports, Inc., 11.00%, 08/15/08 B ......            50,000            49,000
Benedek Communications Corp., 11.50%,
 05/15/08 ..................................           150,000           123,000
Chancellor Media Corp., 8.13%, 12/15/07
 BB ........................................           300,000           286,500
Cluett American Corp., 10.13%, 05/15/08 B ..           200,000           178,000
Convergent Communication, 13.00%, 04/01/08 .           200,000           140,000
Crown Castle International Corp.,
 Zero Coupon, 11/15/07 .....................           500,000           300,000
Cumulus Media, Inc., 10.38%, 07/01/08 ......            50,000            50,875
Dialogic Corp. Plc, 11.00%, 11/15/07 .......           100,000           102,750
Dimac Corp., 12.50%, 10/01/08 B ............           150,000           145,875
Drypers Corp., 10.25%, 06/15/07 ............           300,000           279,000
Echostar Communications, Zero Coupon,
 06/01/04 ..................................           250,000           242,500
Empress Entertainment Corp., 8.13%,
 07/01/06 B ................................           100,000            98,500
Esprit Telecom Group Plc, 10.88%, 06/15/08 .           200,000           174,000
Great Lakes Dredge, 11.25%, 08/15/08 B .....            50,000            48,500
Hermes Euro Rail Corp., 11.50%, 08/15/07 ...           125,000           130,000
Hollywood Park, Inc., 9.50%, 08/01/07 ......           125,000           122,500
Hyperion Telecom Corp., Zero Coupon,
 04/15/03 ..................................           200,000           130,000
Hyperion Telecom Corp., 12.25%, 09/01/04 ...           100,000            98,000
Iridium LLC/Capital Corp., 11.25%,
 07/15/05 ..................................           100,000            74,000
ISP Holdings, Inc., 9.00%, 10/15/03 ........           125,000           129,375
ITC Deltacom, Inc., 9.75%, 11/15/08 BBB ....           150,000           152,250
KMC Telcom Holdings, Inc.,
 Zero Coupon, 02/15/08 .....................           500,000           235,000
Majestic Star Casino LLC, 12.75%, 05/15/03 .           250,000           253,750
Mcleodusa, Inc., 8.38%, 03/15/08 ...........           200,000           192,000
Mcleodusa, Inc., 9.50%, 11/01/08 B .........           100,000           102,000
Metronet Communications,
 Zero Coupon, 11/01/07 .....................           350,000           203,000
Microcell Telecommunications,
 Zero Coupon, 06/01/06 .....................           150,000            99,000
Mohegan Tribal Gaming, 13.50%, 11/15/02
 BB ........................................           350,000           434,000
Neenah Corp., 11.13%, 05/01/07 .............           100,000           102,250

                                                   Principal            Market
                                                     Amount             Value
                                                   -----------       ------------
Corporate Bonds (continued)
Nortek, Inc., 9.13%, 09/01/07 ..............       $   100,000       $    99,000
NTLI, Inc., 11.50%, 10/01/08 BBB B .........           200,000           207,000
Optel, Inc., 11.50%, 07/01/08 B ............           150,000           133,500
Park N' View, Inc., 13.00%, 05/15/08 B .....           150,000           123,000
Penhall Acquisition Corp., 12.00%,
 08/01/06 B ................................            75,000            63,750
Price Communications Corp., 11.25%,
 08/15/08 B ................................           100,000            88,000
PSINET, Inc., 10.00%, 02/15/05 .............           100,000            97,000
Purina Mills, Inc., 9.00%, 03/15/10 ........           100,000           100,000
RAB Enterprises, Inc., 10.50%, 05/01/05 B ..           150,000           137,250
Radio Unica Corp., Zero Coupon, 08/01/06
 B .........................................            75,000            37,500
Rogers Cantel, Inc., 9.38%, 06/01/08 .......            40,000            40,200
Rural Cellular Corp., 11.38%, 05/15/10 B ...           154,000           138,600
SBA Communications Corp.,
 Zero Coupon, 03/01/08 .....................           500,000           215,000
Simcala, Inc., 9.63%, 04/15/06 .............           200,000           140,000
Station Casinos Corp., 9.63%, 06/01/03 .....           125,000           125,000
Sun International Hotels, 9.00%, 03/15/07 ..           100,000           103,500
TBS Shipping International Ltd.,
 10.00%, 05/01/05 B ........................           200,000           136,000
Telecomm Techniques Co., 9.75%, 05/15/08
 B .........................................           200,000           170,000
Telewest Plc, 11.00%, 10/01/07 .............           100,000            78,250
VIASystems, Inc., 9.75%, 06/01/07 ..........           100,000            87,500
Verio, Inc., 10.38%, 04/01/05 ..............           250,000           237,500
Winstar Communications, Inc., 10.00%,
 03/15/08 ..................................            75,000            61,500
Total Long-Term Bonds and Notes
 (COST $8,701,489) .........................                           7,866,100
SHORT-TERM INVESTMENTS (10.0%)
Federal Home Loan Mortgage Corp.,
 5.42%, 11/02/98 ...........................           881,000           881,000
                                                                     -----------
Total Short-Term Investments
 (Cost $881,000) ...........................                             881,000
                                                                     -----------
Total Investments (Cost $9,965,805)(a) .....                           9,039,063
Other assets less liabilities ..............                            (183,828)
                                                                     -----------
Total Net Assets ...........................                         $ 8,855,235
                                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $9,966,071. Unrealized gains and losses, based on identified tax cost at October 31, 1998, are as follows:

Unrealized gains...............................  $  53,516

Unrealized losses..............................   (980,524)
                                                 ---------
 Net unrealized loss...........................  $(927,008)
                                                 =========


B Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.

                                          See Notes to Financial Statements. 131

Income Funds
Portfolio of Investments - October 31, 1998
High Yield (continued)
--------------------------------------------------------------------------------



Notes to Portfolio of Investments (continued)


BB Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1998.
BBB When-issued or delayed delivery security.
+   Non-income producing security.

Category percentages are based on net assets.

132 See Notes to Financial Statements.

Income Funds
Portfolio of Investments - October 31, 1998
Money Market
--------------------------------------------------------------------------------


                                                   Principal
                                                     Amount             Value
                                                   -----------       ------------
ASSET-BACKED SECURITIES (37.3%)
ABS Investor Trust Series 1997-E,
 5.41%, 08/15/99 ...........................       $12,000,000       $12,000,000
Amercredit Auto Receivables Trust,
 5.63%, 06/12/99 ...........................         2,434,461         2,434,461
Amercredit Automobile Receivables
 Trust 1998-A, 5.56%, 03/05/99 .............         3,491,088         3,491,088
CARCO Auto Loan Master Trust 1993-2,
 5.60%, 11/15/98 ...........................         4,500,000         4,500,000
Case Equipment Recreation Trust
 1998-B, 5.61%, 09/15/99 ...................         8,851,306         8,851,306
Caterpillar Financial Asset Trust,
 5.64%, 07/26/99 ...........................         8,473,644         8,473,644
Chase Manhattan Auto Owner Trust,
 5.59%, 07/09/99 ...........................         1,853,452         1,853,452
Chase Manhattan Auto Owner Trust
 1998-B, 5.58%, 05/10/99 ...................         1,521,796         1,521,769
Compass Auto Receivables Trust,
 5.66%, 07/15/99 ...........................         3,948,007         3,948,007
ContiMortgage Home Equity Loan Trust,
 5.51%, 09/15/99 ...........................         7,779,958         7,779,958
First Security Auto Owner Trust,
 5.25%, 11/15/99 ...........................        18,500,000        18,500,000
Ford Credit Auto Owner Trust,
 5.61%, 01/15/99 ...........................         1,768,015         1,768,015
Ford Credit Auto Owner Trust 1998-C,
 5.62%, 05/17/99 ...........................         4,133,453         4,133,453
Green Tree Financial Corp., 5.65%,
 09/01/99 ..................................         3,188,848         3,188,848
Green Tree Financial Corp., 5.68%,
 06/01/99 ..................................           661,838           661,838
Green Tree Financial Corp., 5.69%,
 05/01/99 ..................................         1,043,526         1,043,526
Green Tree Recreational Equipment &
 Consumer Trust, 5.55%, 08/15/99 ...........         5,584,678         5,584,678
Green Tree Recreational Equipment &
 Consumer Trust, 5.67%, 07/15/99 ...........         3,516,841         3,516,841
Long Lane Master Trust lll 1997-C,
 5.75%, 11/02/98 B .........................         7,200,000         7,200,000
Long Lane Trust Lll Series,
 5.23%, 04/30/99 B .........................         8,700,000         8,700,000
MMCA Auto Owner Trust 1997-1,
 5.62%, 08/16/99 ...........................        13,211,375        13,211,375
Newcourt Equity Trust Security,
 5.01%, 11/20/99 ...........................        21,000,000        20,999,983
Provident Equipment Lease Trust,
 5.28%, 10/25/99 ...........................        13,303,000        13,303,000
Racers Series 1998, 5.33%, 01/20/99 B ......         6,800,000         6,799,297
                                                                     -----------
Total Asset-Backed Securities ..............                         163,464,539
                                                                     -----------
CERTIFICATES OF DEPOSIT (5.7%)
Abbey National Treasury, 5.58%,
 08/19/99 ..................................         5,600,000         5,623,390
Deutsche Bank AG (NY), 5.70%, 03/30/99 .....         9,500,000         9,497,786
Svenska Handelsbanken, Inc., 5.72%,
 03/31/99 ..................................         9,700,000         9,698,862
                                                                     -----------
Total Certificates of Deposit ..............                          24,820,038
                                                                     -----------


                                                   Principal
                                                     Amount             Value
                                                   -----------       ------------
COMMERCIAL PAPER - DOMESTIC (23.4%)
Allmerica Financial Corp., 5.47%,
 11/17/98 ..................................       $ 1,900,000       $ 1,895,670
Allmerica Financial Corp., 5.50%,
 11/24/98 ..................................         1,694,000         1,688,306
Avon Capital Corp., 5.52%, 11/09/98
 BB ........................................         5,000,000         4,994,633
Baxter International, Inc., 5.58%,
 11/12/98 BB ...............................         5,263,000         5,254,842
Baxter International, Inc., 5.65%,
 11/05/98 BB ...............................         3,000,000         2,998,588
Cooperative Associates of Tractor
 Dealers, Inc., 5.28%, 11/17/98 ............         1,500,000         1,496,700
Cooperative Associates of Tractor
 Dealers, Inc., 5.54%, 01/08/99 ............         3,500,000         3,463,913
Finova Capital Corp., 5.30%, 02/19/99 ......         2,000,000         1,967,906
Frontier Corp., 5.30%, 11/09/98 BB .........         2,205,000         2,202,728
GTE Corp., 5.30%, 11/17/98 BB ..............         3,500,000         3,492,271
GTE Corp., 5.35%, 11/06/98 BB ..............        11,000,000        10,993,461
Household International, Inc.,
 4.98%, 03/09/99 B .........................         3,000,000         2,947,295
Household International, Inc.,
 5.20%, 02/23/99 B .........................         5,000,000         4,918,389
Jefferson Smurfit Finance Corp.,
 5.19%, 12/30/98 ...........................         2,000,000         1,983,277
Jefferson Smurfit Finance Corp.,
 5.35%, 12/15/98 ...........................         1,000,000           993,610
Jefferson Smurfit Finance Corp.,
 5.35%, 01/05/99 ...........................         1,500,000         1,485,733
Jefferson Smurfit Finance Corp.,
 5.35%, 01/12/99 ...........................         3,000,000         2,968,346
Jefferson Smurfit Finance Corp.,
 5.48%, 12/08/98 ...........................         2,872,000         2,856,261
Jefferson Smurfit Finance Corp.,
 5.52%, 11/10/98 ...........................         1,590,000         1,588,050
PHH Corp., 6.30%, 11/02/98 .................        14,000,000        14,000,000
Republic Industries Funding Corp.,
 5.25%, 11/02/98 ...........................        10,000,000        10,000,000
Sheffield Receivables Corp.,
 5.77%, 11/02/98 BB ........................        18,309,000        18,308,999
                                                                     -----------
Total Commercial Paper - Domestic ..........                         102,498,978
                                                                     -----------
COMMERCIAL PAPER - FOREIGN (1.1%)
UBS Finance, Inc., 4.80%, 03/22/99 .........         5,000,000         4,906,667
                                                                     -----------
CORPORATE NOTES (17.7%)
Abbey National Treasury, 5.54%,
 08/17/99 ..................................        15,000,000        14,990,733
BankBoston N.A., 5.14%, 09/08/99 ...........         5,000,000         5,000,000
FCC National Bank, 5.55%, 06/01/99 .........        18,000,000        17,992,820
First Allmerica Financial Life
 Insurance Co., 5.59%, 09/17/99 B ..........        12,000,000        12,000,000
First USA Bank, 5.75%, 01/15/99 ............         2,000,000         1,999,369
International Lease Finance Corp.,
 7.50%, 03/01/99 ...........................         1,200,000         1,206,481
PNC Bank N.A., 5.25%, 08/03/99 .............        20,000,000        19,989,992
Transamerica Corp., 6.80%, 03/15/99 ........         4,504,000         4,525,413
                                                                     -----------
Total Corporate Notes ......................                          77,704,808


                                      See Notes to Portfolio of Investments. 133

Income Funds
Portfolio of Investments - October 31, 1998
Money Market (continued)
--------------------------------------------------------------------------------


                                                   Principal
                                                     Amount             Value
                                                   -----------       ------------
MEDIUM-TERM NOTES (23.1%)
American Honda Finance Corp.,
 5.63%, 04/08/99 ...........................       $15,500,000       $15,500,000
American Honda Finance Corp.,
 5.67%, 05/07/99 ...........................         6,000,000         6,000,000
Associates Corp. N.A., 6.13%, 11/12/99 .....         8,350,000         8,461,683
Chrysler Financial Corp., 7.89%,
 10/12/99 ..................................         3,000,000         3,078,052
Country Wide Home Loans, Inc.,
 5.46%, 10/27/99 ...........................         4,000,000         3,998,706
Country Wide Home Loans, Inc.,
 5.70%, 08/13/99 ...........................        17,000,000        16,993,889
Finova Capital Corp., 6.19%, 10/20/99 ......         4,125,000         4,159,724
Finova Capital Corp., 6.37%, 04/15/99 ......         1,500,000         1,506,426
Finova Capital Corp., 6.38%, 04/15/99 ......         2,700,000         2,706,588
Ford Motor Credit Corp., 7.45%,
 07/12/99 ..................................         2,500,000         2,540,859
General Motors Acceptance Corp.,
 7.50%, 05/24/99 ...........................         3,500,000         3,547,231
General Motors Acceptance Corp.,
 7.50%, 08/05/99 ...........................         2,000,000         2,036,233
Greyhound Financial Corp., 8.50%,
 02/15/99 ..................................         2,000,000         2,014,118
Heller Financial, Inc., 5.36%,
 07/06/99 BBB ..............................        21,000,000        20,993,291
PHH Corp., 5.59%, 02/10/99 .................         5,000,000         4,999,333
PHH Corp., 5.60%, 11/03/98 .................         1,500,000         1,499,994
USL Capital Corp., 6.18%, 11/08/99 .........         1,400,000         1,414,586
Total Medium-term Notes ....................                         101,450,713
                                                                     -----------
Total Investments
 (Cost $474,845,743)(a) ....................                         474,845,743
Other assets less liabilities ..............                         (36,449,882)
                                                                     -----------
Total Net Assets ...........................                        $438,395,861
                                                                     -----------



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of October 31, 1998.


B Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

BB Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.

BBB Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 1998.

134 See Notes to Financial Statements.

                   THIS PAGE INTENTIONALLY LEFT BLANK

Income Funds
Statements of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------


Assets:
Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
     Total assets .....................................................
Liabilities:
Payable for:
 Dividends to shareholders ............................................
 Investments purchased ................................................
 Fund shares redeemed .................................................
Other liabilities .....................................................
     Total liabilities ................................................
 NET ASSETS ...........................................................

Net assets represented by:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments .............................
Undistributed net investment income ...................................
Accumulated net realized loss on investments ..........................
 NET ASSETS ...........................................................
Capital Shares, $.001 par value:
Class I:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
Class A:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ..................................................
 Offering price (net asset value divided by 1 minus maximum sales load)
Class C:
 Outstanding ..........................................................
 Net Assets ...........................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................

Cost of investments ...................................................



136 See Notes to Financial Statements.

--------------------------------------------------------------------------------



                     Aetna
   Bond         Government Fund    High Yield       Money Market
-------------  -----------------  --------------  -----------------
$47,491,084      $18,041,071       $ 9,039,063      $474,845,743
        663              945               399           127,535

    562,141          162,575           184,903         2,850,871
  2,771,157        2,662,072           374,103                --
     67,570              736                --         1,831,893
         --           50,616                --                --
      8,866           13,410            16,222            71,003
        749              222               160             9,238
-----------      -----------       -----------      ------------
 50,902,230       20,931,647         9,614,850       479,736,283
-----------      -----------       -----------      ------------


     18,236           17,051            66,476            65,134
  7,037,674        5,920,912           650,000        39,500,008
         --               --                --         1,437,581
     45,171           21,976            43,139           337,699
-----------      -----------       -----------      ------------
  7,101,081        5,959,939           759,615        41,340,422
-----------      -----------       -----------      ------------
$43,801,149      $14,971,708       $ 8,855,235      $438,395,861
===========      ===========       ===========      ============


$42,983,300      $14,835,846       $10,059,052      $438,395,861
    967,491          229,556          (926,742)               --
     34,625            5,586            22,929                --
   (184,267)         (99,280)         (300,004)               --
-----------      -----------       -----------      ------------
$43,801,149      $14,971,708       $ 8,855,235      $438,395,861
===========      ===========       ===========      ============


  4,028,618        1,358,771           959,840       276,024,459
$41,803,635      $13,980,395       $ 8,451,503      $276,024,459
$     10.38      $     10.29       $      8.81      $       1.00

    182,187           85,013            25,586       161,455,788
$ 1,889,849      $   874,555       $   225,294      $161,455,788
$     10.37      $     10.29       $      8.81      $       1.00
$     10.89      $     10.80       $      9.25      $         --

     10,380           11,350            20,269           915,614
$   107,665      $   116,758       $   178,438      $    915,614
$     10.37      $     10.29       $      8.80      $       1.00

$46,523,593      $17,808,963       $ 9,965,805      $474,845,743



                                          See Notes to Financial Statements. 137

Income Funds
Statements of Operations
--------------------------------------------------------------------------------


Investment Income:
Dividends .............................................................
Interest ..............................................................
     Total investment income ..........................................

Investment Expenses:
Investment advisory fee ...............................................
Administrative services fees ..........................................
Distribution Plan and shareholder services fees .......................
Printing and postage ..................................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous .........................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Total expenses ...................................................
Net investment income .................................................

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures contracts ....................................................
    Net realized gain (loss) on investments ...........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures contracts.....................................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net increase (decrease) in net assets resulting from operations .......



138 See Notes to Financial Statements.

                                                High Yield
                                                Period From
                                             February 2, 1998
      Bond          Aetna Government Fund    (Commencement of        Money Market
   Year Ended            Year Ended           Operations) to          Year Ended
October 31, 1998      October 31, 1998       October 31, 1998      October 31, 1998
-----------------  -----------------------  -------------------  --------------------
  $    4,563             $       --            $        --           $        --
   2,561,057                739,020                673,671            24,305,231
  ----------             ----------            -----------           -----------
   2,565,620                739,020                673,671            24,305,231
  ----------             ----------            -----------           -----------

     196,033                 62,424                 47,995             1,701,171
      52,793                 16,722                  7,384               586,393
       4,918                  2,207                    630                26,009
       5,861                  3,382                  5,078                47,949
       7,392                  3,066                  6,775                 8,646
      39,133                 26,340                 18,914               519,619
      19,549                 17,795                 13,733                15,643
       1,050                    319                    245                 8,790
      57,001                 58,223                 66,851               126,716
       2,397                    806                    342                28,482
  ----------             ----------            -----------           -----------
     386,127                191,284                167,947             3,069,418
     (87,410)              (101,809)               (97,126)           (1,041,156)
  ----------             ----------            -----------           -----------
     298,717                 89,475                 70,821             2,028,262
  ----------             ----------            -----------           -----------
   2,266,903                649,545                602,850            22,276,969
  ----------             ----------            -----------           -----------


     587,840                331,453               (300,004)                   --
          --                 (6,894)                    --                    --
  ----------             ----------            -----------           -----------
     587,840                324,559               (300,004)                   --
  ----------             ----------            -----------           -----------

      48,317                 30,256               (926,742)                   --
          --                 (2,552)                    --                    --
  ----------             ----------            -----------           -----------
      48,317                 27,704               (926,742)                   --
  ----------             ----------            -----------           -----------
     636,157                352,263             (1,226,746)                   --
  ----------             ----------            -----------           -----------
  $2,903,060             $1,001,808            $  (623,896)          $22,276,969
  ==========             ==========            ===========           ===========



                                          See Notes to Financial Statements. 139

Income Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                             Bond
                                                 --------------------------
                                                  Year Ended      Year Ended
                                                  October 31,     October 31,
                                                      1998           1997
                                                  -----------     -----------
From Operations:
Net investment income..........................  $ 2,266,903     $ 1,976,800
Net realized gain on investments...............      587,840         157,360
Net change in unrealized gain or loss on
 investments...................................       48,317         299,928
                                                 -----------     -----------
 Net increase in net assets resulting from
  operations ..................................    2,903,060       2,434,088
                                                 -----------     -----------
Distributions to Shareholders:
Class I:
 From net investment income....................   (2,221,259)     (1,953,173)
Class A:
 From net investment income....................      (84,613)        (42,360)
Class C:
 From net investment income....................       (1,543)             --
                                                 -----------     -----------
 Decrease in net assets from distributions to
  shareholders ................................   (2,307,415)     (1,995,533)
                                                 -----------     -----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold.....................   14,969,561      12,026,343
 Net asset value of shares issued upon
  reinvestment of distributions................    1,982,243       1,654,636
 Payments for shares redeemed..................   (9,802,959)     (8,892,172)
Class A:
 Proceeds from shares sold.....................    1,361,680         382,105
 Net asset value of shares issued upon
  reinvestment of distributions................       94,203          40,263
 Payments for shares redeemed..................     (592,561)       (304,568)
Class C:
 Proceeds from shares sold.....................      107,100              --
 Net asset value of shares issued upon
  reinvestment of distributions................           33              --
                                                 -----------     -----------
 Net increase in net assets from fund share
   transactions................................    8,119,300       4,906,607
                                                 -----------     -----------
Net change in net assets.......................    8,714,945       5,345,162

Net Assets:
Beginning of period............................   35,086,204      29,741,042
                                                 -----------     -----------
End of period..................................  $43,801,149     $35,086,204
                                                 ===========     ===========
End of period net assets includes undistributed
 net investment income.........................  $    34,625     $    75,137
                                                 ===========     ===========


140 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                             Bond
                                                 --------------------------
                                                  Year Ended      Year Ended
                                                  October 31,     October 31,
                                                     1998            1997
                                                  -----------     -----------
Share Transactions:
Class I:
 Number of shares sold.........................    1,453,940       1,188,904
 Number of shares issued upon reinvestment of
  distributions................................      191,940         163,888
 Number of shares redeemed.....................     (952,243)       (878,448)
                                                 -----------     -----------
 Net increase..................................      693,637         474,344
                                                 ===========     ===========
Class A:
 Number of shares sold.........................      132,099          37,594
 Number of shares issued upon reinvestment of
  distributions................................        9,145           3,991
 Number of shares redeemed.....................      (57,572)        (30,070)
                                                 -----------     -----------
 Net increase..................................       83,672          11,515
                                                 ===========     ===========
Class C:
 Number of shares sold.........................       10,377              --
 Number of shares issued upon reinvestment of
  distributions................................            3              --
                                                 -----------     -----------
 Net increase..................................       10,380              --
                                                 ===========     ===========




                                          See Notes to Financial Statements. 141

Income Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                    Aetna Government Fund
                                                 --------------------------
                                                  Year Ended      Year Ended
                                                  October 31,     October 31,
                                                     1998            1997
                                                  -----------     -----------
From Operations:
Net investment income..........................  $   649,545     $   622,911
Net realized gain (loss) on investments........      324,559         (47,229)
Net change in unrealized gain or loss on
 investments...................................       27,704         276,527
                                                 -----------     -----------
 Net increase in net assets resulting from
  operations ..................................    1,001,808         852,209
                                                 -----------     -----------
Distributions to Shareholders:
Class I:
 From net investment income....................     (630,427)       (615,272)
Class A:
 From net investment income....................      (28,375)        (28,652)
Class C:
 From net investment income....................       (1,484)             --
                                                 -----------     -----------
 Decrease in net assets from distributions to
  shareholders ................................     (660,286)       (643,924)
                                                 -----------     -----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold.....................    7,238,257       1,947,425
 Net asset value of shares issued upon
  reinvestment of distributions................      394,720         287,395
 Payments for shares redeemed..................   (4,193,654)     (2,879,647)
Class A:
 Proceeds from shares sold.....................      449,577         281,300
 Net asset value of shares issued upon
  reinvestment of distributions................       25,701          26,438
 Payments for shares redeemed..................     (147,241)      (311,704)
Class C:
 Proceeds from shares sold.....................      114,998              --
 Net asset value of shares issued upon
  reinvestment of distributions................           99              --
                                                 -----------    ------------
 Net increase (decrease) in net assets from
  fund share transactions .....................    3,882,457        (648,793)
                                                 -----------     -----------
Net change in net assets.......................    4,223,979        (440,508)

Net Assets:
Beginning of period............................   10,747,729      11,188,237
                                                 -----------     -----------
End of period..................................  $14,971,708     $10,747,729
                                                 ===========     ===========
End of period net assets includes undistributed
 net investment income.........................  $     5,586     $    16,327
                                                 ===========     ===========


142 See Notes to Financial Statements.

--------------------------------------------------------------------------------



                                                    Aetna Government Fund
                                                 --------------------------
                                                  Year Ended      Year Ended
                                                  October 31,     October 31,
                                                     1998            1997
                                                  -----------     -----------
Share Transactions:
Class I:
 Number of shares sold.........................      705,105         199,244
 Number of shares issued upon reinvestment of
  distributions................................       38,991          29,485
 Number of shares redeemed.....................     (407,668)       (294,789)
                                                 -----------     -----------
 Net increase (decrease).......................      336,428         (66,060)
                                                 ===========     ===========
Class A:
 Number of shares sold.........................       43,885          28,673
 Number of shares issued upon reinvestment of
  distributions................................        2,537           2,716
 Number of shares redeemed.....................      (14,561)        (31,992)
                                                 -----------     -----------
 Net increase (decrease).......................       31,861            (603)
                                                 ===========     ===========
Class C:
 Number of shares sold.........................       11,340              --
 Number of shares issued upon reinvestment of
  distributions................................           10              --
                                                 -----------     -----------
 Net increase..................................       11,350              --
                                                 ===========     ===========


                                          See Notes to Financial Statements. 143

Income Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                               High Yield
                                                          ---------------------
                                                               Period From
                                                            February 2, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
From Operations:
Net investment income...................................      $   602,850
Net realized loss on investments........................         (300,004)
Net change in unrealized gain or loss on investments....         (926,742)
                                                              -----------
 Net decrease in net assets resulting from operations...         (623,896)
                                                              -----------
Distributions to Shareholders:
Class I:
 From net investment income.............................         (568,178)
Class A:
 From net investment income.............................           (8,356)
Class C:
 From net investment income.............................           (3,387)
                                                              -----------
 Decrease in net assets from distributions to
 shareholders...........................................         (579,921)
                                                              -----------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold..............................        9,992,157
 Net asset value of shares issued upon reinvestment of
  distributions.........................................            1,563
 Payments for shares redeemed...........................         (372,365)
Class A:
 Proceeds from shares sold..............................          250,085
 Net asset value of shares issued upon reinvestment of
  distributions.........................................            2,387
 Payments for shares redeemed...........................           (8,533)
Class C:
 Proceeds from shares sold..............................          192,798
 Net asset value of shares issued upon reinvestment of
  distributions.........................................              965
 Payments for shares redeemed...........................               (5)
                                                              -----------
 Net increase in net assets from fund share transactions       10,059,052
                                                              -----------
Net change in net assets................................        8,855,235

Net Assets:
Beginning of period.....................................               --
                                                              -----------
End of period...........................................      $ 8,855,235
                                                              ===========
End of period net assets includes undistributed net
 investment income......................................      $    22,929
                                                              ===========

144 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                               High Yield
                                                          ---------------------
                                                               Period From
                                                            February 2, 1998
                                                            (Commencement of
                                                               Operations)
                                                           to October 31, 1998
                                                           -------------------
Share Transactions:
Class I:
 Number of shares sold..................................          999,239
 Number of shares issued upon reinvestment of
  distributions.........................................              164
 Number of shares redeemed..............................          (39,563)
                                                              -----------
 Net increase...........................................          959,840
                                                              ===========
Class A:
 Number of shares sold..................................           26,297
 Number of shares issued upon reinvestment of
  distributions.........................................              256
 Number of shares redeemed..............................             (967)
                                                              -----------
 Net increase...........................................           25,586
                                                              ===========
Class C:
 Number of shares sold..................................           20,161
 Number of shares issued upon reinvestment of
  distributions.........................................              109
 Number of shares redeemed..............................               (1)
                                                              -----------
 Net increase...........................................           20,269
                                                              ===========




                                          See Notes to Financial Statements. 145

Income Funds
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                      Money Market
                                             ------------------------------
                                              Year Ended         Year Ended
                                              October 31,       October 31,
                                                 1998               1997
                                              -----------       -----------
From Operations:
Net investment income......................  $  22,276,969     $  23,676,989
                                             -------------     -------------
 Net increase in net assets resulting from
  operations...............................     22,276,969        23,676,989
                                             -------------     -------------
Distributions to Shareholders:
Class I:
 From net investment income................    (13,914,707)      (16,169,711)
Class A:
 From net investment income................     (8,355,762)       (7,507,278)
Class C:
 From net investment income................         (6,500)               --
                                             -------------     -------------
 Decrease in net assets from distributions
  to shareholders .........................    (22,276,969)      (23,676,989)
                                             -------------     -------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold.................    285,261,463       294,751,229
 Net asset value of shares issued upon
  reinvestment of distributions............     13,180,175        13,987,672
 Payments for shares redeemed..............   (296,127,010)     (358,309,949)
Class A:
 Proceeds from shares sold.................    528,354,421       488,605,394
 Net asset value of shares issued upon
  reinvestment of distributions............      8,089,499         7,255,936
 Payments for shares redeemed..............   (531,518,375)     (459,180,366)
Class C:
 Proceeds from shares sold.................        927,490                --
 Net asset value of shares issued upon
  reinvestment of distributions............          4,705                --
 Payments for shares redeemed..............        (16,581)               --
                                             -------------     -------------
 Net increase (decrease) in net assets from
  fund share transactions .................      8,155,787       (12,890,084)
                                             -------------     -------------
Net change in net assets...................      8,155,787       (12,890,084)

Net Assets:
Beginning of period........................    430,240,074       443,130,158
                                             -------------     -------------
End of period..............................  $ 438,395,861     $ 430,240,074
                                             =============     =============
End of period net assets includes
 undistributed net investment income.......  $          --     $          --
                                             =============     =============


146 See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                      Money Market
                                             ------------------------------
                                              Year Ended         Year Ended
                                              October 31,       October 31,
                                                 1998               1997
                                              -----------       -----------
Share Transactions:
Class I:
 Number of shares sold.....................    285,261,463       294,751,229
 Number of shares issued upon reinvestment
  of distributions.........................     13,180,175        13,987,672
 Number of shares redeemed.................   (296,127,010)     (358,309,949)
                                             -------------     -------------
 Net increase (decrease)...................      2,314,628       (49,571,048)
                                             =============     =============
Class A:
 Number of shares sold.....................    528,354,421       488,605,394
 Number of shares issued upon reinvestment
  of distributions.........................      8,089,499         7,255,936
 Number of shares redeemed.................   (531,518,375)     (459,180,366)
                                             -------------     -------------
 Net increase..............................      4,925,545        36,680,964
                                             =============     =============
Class C:
 Number of shares sold.....................        927,490                --
 Number of shares issued upon reinvestment
  of distributions.........................          4,705                --
 Number of shares redeemed.................        (16,581)               --
                                             -------------     -------------
 Net increase..............................        915,614                --
                                             =============     =============








                                          See Notes to Financial Statements. 147

Income Funds
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------
1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Bond Fund
(Bond), Aetna Government Fund, Aetna High Yield Fund (High Yield) and Aetna Money Market Fund (Money Market).

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer three classes of shares, Class I, Class A and Class C. Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Bond and Money Market on December 27, 1991, Aetna Government Fund on December 22, 1993, and High Yield on February 2, 1998. Class A and Class C shares are offered to accounts not eligible to buy Class I shares. Class A shares are generally subject to a front end sales charge and a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except High Yield, which were made available to the public February 2, 1998. Class C shares are generally subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase, a distribution fee pursuant to Rule 12b-1 of the Act and a service fee. Class C shares were first made available to the public on June 30, 1998.

The following is each Fund's investment objective:

   Bond seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Services, Inc.

   Money Market seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. (ACI) became each Fund's principal underwriter. Aeltus, ALIAC, AISI and ACI are all indirect wholly-owned subsidiaries of Aetna Inc. (Aetna).

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

--------------------------------------------------------------------------------

A. Valuation of Investments

Except in Money Market, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors. Money Market, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B. Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)
C. Illiquid and Restricted Securities (continued)

Below is a summary of illiquid and restricted securities held as of October 31, 1998:

                                              Cost      Market Value   % of Net
                                              ----      ------------    Assets
                                                                         ------
Money Market                                $42,564,981   $42,564,981    9.7%

D. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

E. Dollar Roll Transactions

Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collaterized by different pools of mortgages with different prepayment histories.

F. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Futhermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each fund will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal taxes.

G. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

--------------------------------------------------------------------------------

3. Investment Advisory, Shareholder Services and Distribution Fees

Each Fund pays Aeltus a monthly fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' annual Investment Advisory fee ranges and the annual effective rates before waivers as of October 31, 1998:

                           Fee       Effective
                          Range        Rate
                          -----        ----
Bond                   0.50%-0.40%    0.50%
Aetna Government Fund  0.50%-0.40%    0.50%
High Yield             0.65%-0.50%    0.65%
Money Market           0.40%-0.30%    0.35%

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Bond, Aetna Government Fund and Money Market's Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC received $16,653, net of reimbursement, from the Funds, and paid $143,164 to Aeltus.

Effective February 2, 1998, the Company has entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services to certain shareholders that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee, of up to 0.325% of the average daily assets associated with those shares. For the period February 1, 1998 through October 31, 1998, Aeltus paid ALIAC $118,624.

The Shareholder Services Plan for the Class A shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% (0.10% for Money Market) of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, the Funds paid AISI $631, net of reimbursement, in service fees.

The Company has adopted a Shareholder Services Plan for the Class C shares, except Money Market. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts. For the period June 30, 1998 through October 31, 1998, the Funds paid ACI $273 in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A and Class C shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund (except Money Market) and 0.75% of the average daily net assets of Class C shares of each Fund (except Money Market). Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A and Class C shares.

Income Funds
Notes to Financial Statements (continued)
October 31, 1998
--------------------------------------------------------------------------------

3. Investment Advisory, Shareholder Services and Distribution Fees (continued)

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A and Class C shares and service fees incurred by Class C shares.

4. Reimbursement and Waiver From Investment Adviser

Aeltus may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

5. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 1998 were:

                                      Cost of Purchases   Proceeds From Sales
                                      -----------------   -------------------
Bond                                     $41,774,807          $26,510,793
Aetna Government Fund                     23,641,951           19,491,563
High Yield                                33,522,758           24,277,951

6. Capital Loss Carryforward

At October 31, 1998, the following capital loss carryforwards had been incurred:

                                             Capital Loss         Expiration
                                             Carryforward            Date
                                             ------------            ----
Bond                                           $184,267          10/31/2003
---------------------------------------------------------------------------
Aetna Government Fund                            54,548          10/31/2003
                                                 47,228          10/31/2004
---------------------------------------------------------------------------
High Yield                                      299,738          10/31/2006

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

7. Authorized Capital Shares

The Company is authorized to issue a total of 9.7 billion shares. Of those 9.7 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds, except Money Market, have been allocated 100 million shares each of Class I, Class A and Class C shares. Money Market has been allocated one billion shares each of Class I, Class A and Class C shares. As of October 31, 1998, the following shares of the Funds were owned by ALIAC and its affiliates:

                            Class I  Class A     Class C
                            -------  -------     -------
Bond                          --        --       9,699
Aetna Government Fund       373,341     --       9,891
High Yield                  955,495   10,000     9,930
Money Market                  --        --     100,000

Income Funds
Additional Information
October 31, 1998
--------------------------------------------------------------------------------
Year 2000 (Unaudited)

The Funds receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer systems and software to distinguish the year 2000 from the year 1900. Aeltus is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Income Funds
Financial Highlights
Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:




                                                                                                     Ten Month
                                                Year Ended   Year Ended   Year Ended   Year Ended   Period Ended    Year Ended
                                                October 31,  October 31,  October 31,  October 31,  October 31,    December 31,
                   Class I                         1998         1997         1996         1995          1994           1993
----------------------------------------------  -----------  -----------  -----------  -----------  ------------  --------------
Net asset value, beginning of period .........   $ 10.22      $ 10.09      $ 10.27      $  9.58     $ 10.37          $  9.99
                                                 -------      -------      -------      -------     -------          -------
Income From Investment Operations:
 Net investment income .......................      0.60         0.62         0.65         0.65        0.52             0.55
 Net realized and change in unrealized gain or
  loss on investments ........................      0.17         0.13        (0.15)        0.65       (0.86)            0.45
                                                 -------      -------      -------      -------     -------          -------
   Total from investment operations ..........      0.77         0.75         0.50         1.30       (0.34)            1.00
                                                 -------      -------      -------      -------     -------          -------
Less distributions:
 From net investment income ..................     (0.61)       (0.62)       (0.68)       (0.61)      (0.45)           (0.55)
 From net realized gains on investments ......        --           --           --           --          --            (0.07)
                                                 -------      -------      -------      -------     -------          -------
   Total distributions .......................     (0.61)       (0.62)       (0.68)       (0.61)      (0.45)           (0.62)
                                                 -------      -------      -------      -------     -------          -------
Net asset value, end of period ...............   $ 10.38      $ 10.22      $ 10.09      $ 10.27     $  9.58          $ 10.37
                                                 =======      =======      =======      =======     =======          =======

Total return .................................      7.72%        7.72%        5.09%       14.06%      (3.31)%          10.20%
Net assets, end of period (000's) ............   $41,804      $34,080      $28,864      $32,778     $27,584          $46,788
Ratio of total expenses to average net assets       0.75%        0.75%        0.75%        0.79%       0.76%(1)         0.47%
Ratio of net investment income to average net
 assets.......................................      5.79%        6.07%        6.16%        6.56%       6.29%(1)         5.34%
Ratio of net expense before reimbursement and
 waiver to average net assets ................      0.97%        1.14%        1.16%        1.06%       1.06%(1)         1.01%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets ..................................      5.57%        5.68%        5.75%        6.25%       5.98%(1)         4.80%
Portfolio turnover rate ......................     77.01%       48.56%       42.33%       56.99%      51.80%           50.01%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

154 See Notes to Financial Statements.

Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       Class A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .    $10.22       $10.09       $10.27       $ 9.58        $  9.92
                          ------       ------       ------       ------        -------
Income from investment
operations:
 Net investment income      0.57         0.54         0.62         0.56           0.28
 Net realized and
  change in unrealized
  gain or loss on
  investments ........      0.15         0.13        (0.20)        0.66          (0.35)
                          ------       ------       ------       ------        -------
   Total from
    investment
    operations........      0.72         0.67         0.42         1.22          (0.07)
                          ------       ------       ------       ------        -------
Less Distributions:
 From net investment
  income .............     (0.57)       (0.54)       (0.60)       (0.53)         (0.27)
                          ------       ------       ------       ------        -------
   Total distributions     (0.57)       (0.54)       (0.60)       (0.53)         (0.27)
                          ------       ------       ------       ------        -------
Net asset value, end
 of period ...........    $10.37       $10.22       $10.09       $10.27        $  9.58
                          ======       ======       ======       ======        =======

Total return .........      7.27%        6.89%        4.27%       13.28%         (0.68)%
Net assets, end of
 period (000's) ......    $1,890       $1,006       $  877       $7,340        $25,405
Ratio of total
 expenses to average
 net assets ..........      1.05%        1.50%        1.50%        1.50%          1.49%(1)
Ratio of net
 investment income to
 average net assets ..      5.49%        5.32%        5.47%        5.91%          5.36%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.27%        1.89%        1.91%        1.82%          1.81%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      5.27%        4.93%        5.06%        5.60%          5.04%(1)
Portfolio turnover
 rate.................     77.01%       48.56%       42.33%       56.99%         51.80%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 155

Income Funds
Financial Highlights (continued)
Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................      $10.31
                                                                 ------
Income from investment operations:
 Net investment income ....................................        0.17
 Net realized and change in unrealized gain or loss on
  investments..............................................        0.05
                                                                 ------
   Total from investment operations .......................        0.22
                                                                 ------
Less distributions:
 From net investment income ...............................       (0.16)
                                                                 ------
   Total distributions ....................................       (0.16)
                                                                 ------
Net asset value, end of period ............................      $10.37
                                                                 ======

Total return ..............................................        2.10%
Net assets, end of period (000's) .........................      $  108
Ratio of total expenses to average net assets .............        1.75%(1)
Ratio of net investment income to average net assets ......        4.79%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        1.97%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        4.57%(1)
Portfolio turnover rate ...................................       77.01%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

156 See Notes to Financial Statements.

Aetna Government Fund
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                              Ten Month
                        Year Ended   Year Ended   Year Ended   Year Ended    Period Ended
                        October 31,  October 31,  October 31,  October 31,   October 31,
       Class I             1998         1997         1996         1995           1994
----------------------  -----------  -----------  -----------  -----------   ------------
Net asset value,
 beginning of period .   $  9.99      $  9.80      $ 10.01      $  9.41      $ 10.00
                         -------      -------      -------      -------      -------
Income from investment
 operations:
 Net investment income      0.53         0.58         0.56         0.64         0.40
 Net realized and
  change in unrealized
  gain or loss on
  investments.........      0.30         0.21        (0.13)        0.59        (0.63)
                         -------      -------      -------      -------      -------
   Total from
    investment
    operations........      0.83         0.79         0.43         1.23        (0.23)
                         -------      -------      -------      -------      -------
Less distributions:
 From net investment
  income .............     (0.53)       (0.60)       (0.64)       (0.63)       (0.36)
                         -------      -------      -------      -------      -------
   Total distributions     (0.53)       (0.60)       (0.64)       (0.63)       (0.36)
                         -------      -------      -------      -------      -------
Net asset value, end
 of period ...........   $ 10.29      $  9.99      $  9.80      $ 10.01      $  9.41
                         =======      =======      =======      =======      =======

Total return .........      8.54%        8.39%        4.43%       13.58%       (2.37)%
Net assets, end of
 period (000's) ......   $13,980      $10,217      $10,662      $19,154      $26,110
Ratio of total
 expenses to average
 net assets ..........      0.70%        0.70%        0.70%        0.70%        0.41%(1)
Ratio of net
 investment income to
 average net assets ..      5.21%        5.91%        5.67%        6.79%        5.29%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.51%        1.70%        1.57%        1.30%        1.16%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      4.40%        4.91%        4.80%        6.19%        4.54%(1)
Portfolio turnover
 rate.................    181.08%      147.78%       50.48%      117.31%       43.63%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 157

Income Funds
Financial Highlights (continued)
Aetna Government Fund
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       Class A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $  9.99      $  9.79       $10.00      $  9.41         $ 9.67
                         -------      -------       ------      -------         ------
Income from investment
 operations:
 Net investment income      0.49         0.51         0.48         0.60           0.24
 Net realized and
  change in unrealized
  gain or loss on
  investments.........      0.31         0.21        (0.13)        0.56          (0.24)
                         -------      -------       ------      -------         ------
   Total from
    investment
    operations........      0.80         0.72         0.35         1.16             --
                         -------      -------       ------      -------         ------
Less distributions:
 From net investment
  income..............     (0.50)       (0.52)       (0.56)       (0.57)         (0.26)
                         -------      -------       ------      -------         ------
   Total distributions     (0.50)       (0.52)       (0.56)       (0.57)         (0.26)
                         -------      -------       ------      -------         ------
Net asset value, end
 of period ...........   $ 10.29      $  9.99       $ 9.79      $ 10.00         $ 9.41
                         =======      =======       ======      =======         ======

Total return .........      8.19%        7.67%        3.75%       12.60%         (0.06)%
Net assets, end of
 period (000's) ......   $   875      $   531       $  526      $   405         $  151
Ratio of total
 expenses to average
 net assets ..........      1.03%        1.45%        1.45%        1.51%          1.28%(1)
Ratio of net
 investment income to
 average net assets ..      4.88%        5.16%        4.96%        6.02%          4.68%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........      1.84%        2.45%        2.32%        2.11%          2.11%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........      4.07%        4.16%        4.09%        5.42%          3.85%(1)
Portfolio turnover
 rate.................    181.08%      147.78%       50.48%      117.31%         43.63%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

158 See Notes to Financial Statements.

Aetna Government Fund
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.11
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.15
 Net realized and change in unrealized gain or loss on
  investments .............................................        0.17
                                                                -------
   Total from investment operations .......................        0.32
                                                                -------
Less distributions:
 From net investment income ...............................       (0.14)
                                                                -------
   Total distributions ....................................       (0.14)
                                                                -------
Net asset value, end of period ............................     $ 10.29
                                                                =======

Total return ..............................................        3.18%
Net assets, end of period (000's) .........................     $   117
Ratio of total expenses to average net assets .............        1.70%(1)
Ratio of net investment income to average net assets ......        4.21%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.51%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        3.40%(1)
Portfolio turnover rate ...................................      181.08%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 159

Income Funds
Financial Highlights (continued)
High Yield
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          Class I                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.60
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.21)
                                                                -------
   Total from investment operations .......................       (0.61)
                                                                -------
Less distributions:
 From net investment income ...............................       (0.58)
                                                                -------
   Total distributions ....................................       (0.58)
                                                                -------
Net asset value, end of period ............................     $  8.81
                                                                =======

Total return ..............................................       (6.50)%
Net assets, end of period (000's) .........................     $ 8,452
Ratio of total expenses to average net assets .............        0.95%(1)
Ratio of net investment income to average net assets ......        8.17%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.27%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        6.85%(1)
Portfolio turnover rate ...................................      258.33%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

160 See Notes to Financial Statements.

High Yield
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                              February 2, 1998
                                                              (Commencement of
                                                                Operations)
                                                               to October 31,
                          Class A                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.00
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.58
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.21)
                                                                -------
   Total from investment operations .......................       (0.63)
                                                                -------
Less distributions:
 From net investment income ...............................       (0.56)
                                                                -------
   Total distributions ....................................       (0.56)
                                                                -------
Net asset value, end of period ............................     $  8.81
                                                                =======

Total return ..............................................       (6.67)%
Net assets, end of period (000's) .........................     $   225
Ratio of total expenses to average net assets .............        1.20%(1)
Ratio of net investment income to average net assets ......        7.92%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        2.52%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        6.60%(1)
Portfolio turnover rate ...................................      258.33%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 161

Income Funds
Financial Highlights (continued)
High Yield
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Initial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................     $ 10.07
                                                                -------
Income from investment operations:
 Net investment income ....................................        0.24
 Net realized and change in unrealized gain or loss on
  investments .............................................       (1.27)
                                                                -------
   Total from investment operations .......................       (1.03)
                                                                -------
Less distributions:
 From net investment income ...............................       (0.24)
                                                                -------
   Total distributions ....................................       (0.24)
                                                                -------
Net asset value, end of period ............................     $  8.80
                                                                =======

Total return ..............................................      (10.28)%
Net assets, end of period (000's) .........................     $   178
Ratio of total expenses to average net assets .............        1.94%(1)
Ratio of net investment income to average net assets ......        7.18%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        3.26%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        5.86%(1)
Portfolio turnover rate ...................................      258.33%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

162 See Notes to Financial Statements.

Money Market
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     Ten Month
                                                Year Ended   Year Ended   Year Ended   Year Ended   Period Ended    Year Ended
                                                October 31,  October 31,  October 31,  October 31,  October 31,    December 31,
                   Class I                         1998         1997         1996         1995          1994           1993
----------------------------------------------  -----------  -----------  -----------  -----------  ------------  --------------
Net asset value, beginning of period .........   $   1.00     $   1.00     $   1.00     $   1.00    $   1.00        $   1.00
                                                 --------     --------     --------     --------    --------        --------
Income from investment operations:
 Net investment income .......................       0.05         0.05         0.05         0.06        0.03            0.03
                                                 --------     --------     --------     --------    --------        --------
   Total from investment operations ..........       0.05         0.05         0.05         0.06        0.03            0.03
                                                 --------     --------     --------     --------    --------        --------
Less distributions:
 From net investment income ..................      (0.05)       (0.05)       (0.05)       (0.06)      (0.03)          (0.03)
                                                 --------     --------     --------     --------    --------        --------
   Total distributions .......................      (0.05)       (0.05)       (0.05)       (0.06)      (0.03)          (0.03)
                                                 --------     --------     --------     --------    --------        --------
Net asset value, end of period ...............   $   1.00     $   1.00     $   1.00     $   1.00    $   1.00        $   1.00
                                                 ========     ========     ========     ========    ========        ========

Total return .................................       5.36%        5.49%        5.44%        5.95%       3.33%           3.29%
Net assets, end of period (000's) ............   $276,024     $273,710     $323,281     $275,524    $161,756        $107,844
Ratio of total expenses to average net assets        0.48%        0.37%        0.30%        0.27%       0.21%(1)        0.00%
Ratio of net investment income to average
 net assets ..................................       5.24%        5.31%        5.30%        5.78%       4.05%(1)        3.33%
Ratio of net expense before reimbursement and
 waiver to average net assets ................       0.72%        0.81%        0.83%        0.88%       0.85%(1)        0.95%
Ratio of net investment income before
 reimbursement and waiver to average
 net assets ..................................       5.00%        4.87%        4.78%        5.17%       3.38%(1)        2.38%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 163

Income Funds
Financial Highlights (continued)
Money Market
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               Period From
                                                                              April 15, 1994
                                                                             (Date of Initial
                        Year Ended   Year Ended   Year Ended   Year Ended    Public Offering)
                        October 31,  October 31,  October 31,  October 31,    to October 31,
       Class A             1998         1997         1996         1995             1994
----------------------  -----------  -----------  -----------  -----------   ----------------
Net asset value,
 beginning of period .   $   1.00     $   1.00     $   1.00     $  1.00        $  1.00
                         --------     --------     --------     -------        -------
Income from investment
 operations:
 Net investment income       0.05         0.05         0.05        0.06           0.03
                         --------     --------     --------     -------        -------
   Total from
    investment
    operations........       0.05         0.05         0.05        0.06           0.03
                         --------     --------     --------     -------        -------
Less distributions:
 From net investment
  income .............      (0.05)       (0.05)       (0.05)      (0.06)         (0.03)
                         --------     --------     --------     -------        -------
   Total distributions      (0.05)       (0.05)       (0.05)      (0.06)         (0.03)
                         --------     --------     --------     -------        -------
Net asset value, end
 of period ...........   $   1.00     $   1.00     $   1.00     $  1.00        $  1.00
                         ========     ========     ========     =======        =======

Total return .........       5.36%        5.49%        5.44%       5.95%          2.41%
Net assets, end of
 period (000's) ......   $161,456     $156,530     $119,849     $78,726        $47,350
Ratio of total
 expenses to average
 net assets ..........       0.48%        0.37%        0.30%       0.26%          0.21%(1)
Ratio of net
 investment income to
 average net assets ..       5.24%        5.31%        5.30%       5.79%          4.27%(1)
Ratio of net expense
 before reimbursement
 and waiver to average
 net assets ..........       0.72%        0.91%        0.93%       0.87%          0.92%(1)
Ratio of net
 investment income
 before reimbursement
 and waiver to average
 net assets ..........       5.00%        4.77%        4.67%       5.19%          3.67%(1)

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

164 See Notes to Financial Statements.

Money Market
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                Period From
                                                               June 30, 1998
                                                              (Date of Intial
                                                              Public Offering)
                                                               to October 31,
                          Class C                                   1998
-----------------------------------------------------------   ----------------
Net asset value, beginning of period ......................      $ 1.00
                                                                 ------
Income from investment operations:
 Net investment income ....................................        0.02
                                                                 ------
   Total from investment operations .......................        0.02
                                                                 ------
Less distributions:
 From net investment income ...............................       (0.02)
                                                                 ------
   Total distributions ....................................       (0.02)
                                                                 ------
Net asset value, end of period ............................      $ 1.00
                                                                 ======

Total return ..............................................        1.75%
Net assets, end of period (000's) .........................      $  916
Ratio of total expenses to average net assets .............        0.48%(1)
Ratio of net investment income to average net assets ......        5.24%(1)
Ratio of net expense before reimbursement and waiver to
 average net assets .......................................        0.72%(1)
Ratio of net investment income before reimbursement and
 waiver to average net assets .............................        5.00%(1)

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                          See Notes to Financial Statements. 165

                          Independent Auditors' Report




The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Bond Fund, Aetna Government Fund, Aetna High Yield Fund and Aetna Money Market Fund, portfolios of Aetna Series Fund, Inc. (collectively the Income Funds), including the portfolios of investments as of October 31, 1998, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for Class I shares for each of the years in the four-year period ended October 31, 1998 and the ten month period ended October 31, 1994 and Class A shares for each of the years in the four-year period ended October 31, 1998 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 for Aetna Bond Fund, Aetna Government Fund, and Aetna Money Market Fund, and financial highlights for the year ended December 31, 1993 for Class I shares of Aetna Bond Fund and Aetna Money Market Fund, and financial highlights for Class I and A shares for Aetna High Yield Fund for the period from February 2, 1998 to October 31, 1998 (commencement of operations) and financial highlights for Class C shares from June 30, 1998 (date of initial public offering) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Funds as of October 31, 1998, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP


Hartford, Connecticut
December 11, 1998

166